Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.25

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 8, 2025, is entered into by and among DYNE THERAPEUTICS, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities parties to this Amendment (each, a “Lender”, and collectively, “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of June 27, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Loan Agreement”).
B.
Borrower has requested that Agent and Lenders agree to certain amendments to the Loan Agreement. Agent and Lenders have agreed to such request, subject to the terms and conditions hereof.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment).
(b)
Rules of Construction. The rules of construction in Sections 1.3, 1.4 and 1.5 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
Upon the occurrence of the First Amendment Effective Date (as defined below), the Loan Agreement (including the addenda, exhibits and schedules thereto) shall hereby be amended by (a) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the marked copy of the Loan Agreement attached hereto as Exhibit A. Exhibit B attached hereto sets forth a clean copy of the Loan Agreement as amended hereby in accordance with the foregoing.
(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. This Amendment shall be effective on the date of satisfaction of the following conditions (such date, the “First Amendment Effective Date”):
(a)
Agent shall have received:
(i)
this Amendment, executed by Agent, the Lenders, and Borrower;
(ii)
a certified copy of the resolutions of Borrower’s Board of Directors evidencing approval of the transactions evidenced by this Amendment;

(iii)
an Advance Request for the Tranche 2 Advance in a principal amount of Fifty Million Dollars ($50,000,000) made on the First Amendment Effective Date, duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer; provided that the Agent and Lenders hereby waive the requirement under Section 2.2(c) of the Loan Agreement to provide an Advance Request at least five (5) Business Days before the First Amendment Effective Date;
(iv)
evidence satisfactory to Agent that Borrower has achieved the Data Milestone I; provided that such Data Milestone I shall be deemed to be achieved upon Agent’s execution of this Amendment; and
(v)
such other documents as Agent may reasonably request.
(b)
Immediately after giving effect to this Amendment, the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date.
(c)
Borrower shall have paid (i) the Subsequent Tranche Facility Charge in an amount equal to [**] Dollars ($[**]), (ii) all invoiced costs and expenses then due in accordance with Section 6(d) and (iii) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement.
SECTION 4
Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in the Loan Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, and (b) that no Default or Event of Default has occurred and is continuing; (c) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (d) Agent has and shall continue to have a valid, enforceable and perfected first-priority lien, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not (i) violate any provision of Borrower’s Organizational Documents or any material law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject in any material respect, (ii) violate any Material Agreement, (iii) require the consent or approval of any other Person or Governmental Authority which has not already been obtained or (iv) result in the creation or imposition of any Lien on any of the Collateral, other than Permitted Liens.
SECTION 5
Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or

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unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
SECTION 6
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, as of the date hereof, and with effect from (and including) the First Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement (as amended by this Amendment) and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without

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reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the fees and expenses of Agent and each Lender party hereto, and the fees and disbursements of counsel to Agent and each Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof, in each case, in accordance with Section 11.12 of the Loan Agreement.
(e)
Binding Effect. The provisions of this Amendment shall insure to the benefit of and be binding on each party and its permitted assigns (if any).
(f)
Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of NEW YORK, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof.
(h)
Severability of Provisions. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(i)
Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so delivered, shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:
1. DYNE THERAPEUTICS, INC. 2. Signature: /s/ Erick Lucera____________ 3. Print Name: Erick Lucera 4. Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to First Amendment to Loan and Security Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 4096" = "1" " DOCPROPERTY "SWDocID" ActiveUS 214848224v.1" ""

AGENT:

HERCULES CAPITAL, INC.

Signature:_/s/ Seth Meyer____________________

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature: ___/s/ Seth Meyer______________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature: __/s/ Seth Meyer___________________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE

GROWTH FUND I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature: ___/s/ Seth Meyer____________________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES VENTURE GROWTH CREDIT

OPPORTUNITIES FUND I L.P.

By: Hercules Venture Growth Credit Opportunities Fund GP I LLC, its General Partner

Signature: ___/s/ Seth Meyer_____________________

Print Name: Seth Meyer

Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 4096" = "1" " DOCPROPERTY "SWDocID" ActiveUS 214848224v.1" ""

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: ___/s/ Seth Meyer_____________________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: ___/s/ Seth Meyer_____________________

Print Name: Seth Meyer

Title: Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 4096" = "1" " DOCPROPERTY "SWDocID" ActiveUS 214848224v.1" ""

EXHIBIT A

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of June 27, 2025 and is entered into by and among DYNE THERAPEUTICS, INC., a Delaware corporation (“Company”), each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Company, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time party hereto (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”).

RECITALS

A. Borrower has requested Lenders make available to Borrower up to five (5) tranches of term loans in an aggregate principal amount of up to Two Hundred Seventy-Five Million Dollars ($275,000,000) (the “Term Loans”); and

B. Lenders are willing to make the Term Loans on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lenders agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement(s)” means any agreement entered into by and among Agent, Borrower and a third-party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Acquired Indebtedness” means, with respect to any specified Person, Indebtedness (other than indebtedness for borrowed money) of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Subsidiary of such specified Person and not incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Subsidiary of, such specified Person.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing (other than “off-the-shelf” licenses or non-exclusive licenses that are granted in connection with services, vendor or similar contracts where the grant of intellectual property rights is ancillary to the services to be rendered or products to be provided under such contract), any product, product line or intellectual property of or from any other Person.

“Acquisition Deferred Payments” means, with respect to an Acquisition, any “earnouts,” holdbacks, performance based-milestones, royalties, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts, indemnifications, non-competition agreements, incentive payments, and other similar payment obligations, and other contingent obligations and agreements consisting of the adjustment of purchase price or similar adjustments.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this definition. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Loan and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti‑Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

“Biologics License Application” means an application for licensure of a biological product submitted to the FDA under 42 U.S.C. § 262(k) for permission to introduce, or deliver for introduction, a biologic product into interstate commerce.

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“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Board Approved Forecast” means the Net Product Revenue projections approved by Company’s Board of Directors and delivered in accordance with Section 7.1(i), which projections must be acceptable to Agent in its reasonable discretion.

“Board of Directors” means, with respect to any Person that is a corporation, its board of directors, with respect to any Person that is a limited liability company, its board of managers, board of members or similar governing body, and with respect to any other Person that is another form of a legal entity, such Person’s governing body in accordance with its Organizational Documents.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold or that are under clinical investigation or development by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation and remain material to its business.

“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds, in each case, excluding any Digital Assets.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under Securities Exchange Act of 1934, as amended), directly or indirectly, of more than fifty percent (50.0%) of the ordinary voting power for the election of directors, partners, managers and members, as applicable, of Company (determined on a fully diluted basis); (b) “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Debt Financing has occurred; (c) [reserved]; or (d) at any time, Company shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding stock, partnership, membership, or other ownership interest or other equity securities of each Subsidiary of Company, except in connection with a joint venture or strategic alliance permitted by Section 7.6 or a transaction permitted by Section 7.9, free and clear of all Liens (other than Permitted Liens).

“Charter” means, with respect to any Person, such Person’s incorporation, formation or equivalent documents, as in effect from time to time.

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“Closing Date” means the date of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Claim” means any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of a Lender now or hereafter arising or existing under or relating to this Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination premiums.

“Common Stock” means the Common Stock, $0.0001 par value per share, of Company.

“Company IP” means any and all of the following, as they exist in and throughout the United States of America: (a) Current Company IP; (b) improvements, continuations, continuations-in-part, divisions, provisionals or any substitute applications, any Patent issued with respect to any of the Current Company IP, any Patent right claiming the composition of matter of, or the method of making or using, the Borrower Products in the United States of America, any reissue, reexamination, renewal or Patent term extension or adjustment (including any supplementary protection certificate) of any such Patent, and any confirmation Patent or registration Patent or patent of addition based on any such Patent; (c) trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how, operating manuals, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products; (d) any and all IP Ancillary Rights specifically relating to any of the foregoing; and (e) regulatory filings, submissions and approvals related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Products and all data provided in any of the foregoing.

“Compliance Certificate” means a certificate in the form attached hereto as Exhibit E.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed

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the maximum amount of the obligations under the guarantee or other support arrangement. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered a Contingent Obligation of Borrower.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Default” means any event, circumstance or condition that has occurred or exists, that would, with the passage of time or the requirement that notice be given or both, become an Event of Default.

“Deposit Accounts” means any “deposit accounts”, as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Digital Assets” means all cryptocurrencies, virtual currencies, coins, tokens and other digital assets.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)), (b) are redeemable at the option (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)) of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for scheduled payments of dividends in Cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date; provided that if such Equity Interests are issued pursuant to any plan for the benefit of any employee, officer, director, manager or consultant of a Loan Party, any Subsidiary thereof, or by any such plan to such employee, officer, director, manager or consultant, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by a Loan Party or any Subsidiary thereof in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, officer director, manager or consultant.

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17-220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.

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“Enforcement Action” means, with respect to any Lender and with respect to any Collateral Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Collateral Claim or Collateral. The filing, or the joining in the filing, by any Lender of an involuntary bankruptcy or Insolvency Proceeding against Borrower also is an Enforcement Action.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excluded Accounts” means any of the following Deposit Accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any Deposit Account opened after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account is opened: (a) Deposit Accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next two (2) payroll cycles, (b) any Deposit Account which is a zero-balance disbursement account, (c) any Deposit Account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, (d) any Deposit Account which is solely used as a trust account, escrow account, or other fiduciary account, and (e) accounts used exclusively to maintain cash collateral subject to a Permitted Lien.

“Excluded Subsidiaries” means (a) the MSC Subsidiary, and (b) all Foreign Subsidiaries that (i) generate in the aggregate less than 5.00% of the consolidated trailing twelve month revenue calculated in accordance with GAAP of the Company and its Subsidiaries as of the last day of the most recent fiscal month for which financial statements of the Company are available, (ii) hold in the aggregate assets that constitute less than 5.00% of consolidated total assets of the Company and its Subsidiaries, at any time, (iii) hold in the aggregate Cash less than of One Million Dollars ($1,000,000) at any time, and (iv) holds no Intellectual Property; provided that, notwithstanding the foregoing, an Excluded Subsidiary may license Intellectual Property on a non-exclusive basis or own de minimis Intellectual Property such as Trademarks protecting its name or logo; provided further that, if the aforementioned thresholds are exceeded at any time, then Borrower shall designate in writing to the Agent one or more of such Foreign Subsidiaries to become a Borrower to the extent necessary to eliminate such excess.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“FDA Laws” means all applicable guidelines, policies and Requirements of Law administered, implemented, enforced or issued by FDA or any comparable governmental authority.

“First Amendment Closing Date” means December 8, 2025.

“Foreign Subsidiary” means a Subsidiary other than any Domestic Subsidiary.

“Funding Account” means the deposit account maintained by [**], bearing account number [**] in which Borrower has an interest (which, for the avoidance of doubt, shall be the account into which the proceeds of the Loan will be funded into on the Closing Date).

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“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA) or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” means any Subsidiary of Borrower that enters into a Guaranty.

“Guaranty” means a guaranty with respect to the Secured Obligations, in form and substance satisfactory to Agent that may be entered into from time to time, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Hedge Agreement” means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, fuel or mineral or other commodity hedge or exchange agreement or any other agreement or arrangement entered into for non-speculative purposes designated to protect a Person against fluctuation in interest rates currency exchange rates, commodity or mineral prices other than in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction.

“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all obligations to purchase, redeem, retire or defease Disqualified Equity Interests, (e) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts but only in each case of the foregoing as and to the extent of the amount required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP, (f) [reserved], (g) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (h) all Contingent Obligations. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered Indebtedness of Borrower.

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy, liquidation, moratorium, receivership, or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, administration, arrangement, receivership or other similar relief proceedings in the applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together

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with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between Loan Parties and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Investment” means (a) any beneficial ownership (including stock, shares, partnership interests, limited liability company interests, or other equity securities or ownership interests) of or in any Person, (b) any loan, advance or capital contribution to any Person, (c) any Acquisition, or (d) other transfers on behalf of or in connection with any equity ownership or similar transfers.

“IP Ancillary Rights” means, with respect to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how and operating manuals, all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect thereto, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other intellectual property right ancillary to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreements” means for each Subsidiary required to join as a Borrower or as a Guarantor pursuant to Section 7.13, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.

“License” means any Copyright License, Patent License, Trademark License or other Intellectual Property license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Pledge Agreement, the Intellectual Property Security Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Loan Party” means Borrower or any Guarantor.

“Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Company’s common Equity Interests as reported for each of the five (5) Trading Days preceding such date of determination multiplied by (b) the total number of issued and outstanding shares of Company’s common Equity Interests that are issued and outstanding on the date of the determination and listed on the Principal Stock Exchange, subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

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“Market Disruption Event” means any of the following events: (a) any suspension of, or limitation imposed on, trading by the Principal Stock Exchange in shares of common Equity Interests during any period or periods aggregating one hour or longer and whether by reason of movements in price exceeding limits permitted by the Principal Stock Exchange or otherwise relating to the common Equity Interests; or (b) the failure to open of the exchange or quotation system on which the common Equity Interests are traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours).

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their respective Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Agreement” means any license, agreement or other contractual arrangement the termination of which before the end of its stated term could be reasonably expected to result in a Material Adverse Effect individually or in the aggregate.

“Material Regulatory Liabilities” means (a) (i) any liabilities arising from the violation of applicable laws, rules or regulations (including FDA Laws), or necessary to remedy any violation of any terms or conditions applicable to any Registrations), including, but not limited to, withdrawal of approval, recall, revocation, suspension, import detention and seizure of any Borrower Product, and (ii) any loss of recurring annual revenues as a result of any loss, suspension or limitation of any Registrations, which, in the case of the foregoing clauses (i) and (ii), could reasonably be expected to result in a Material Adverse Effect.

“Milestone” means, individually and collectively, Data Milestone ~~1~~I, Data Milestone ~~2~~II, Approval Milestone 1, Approval Milestone 2, Commercial Milestone and Financing Milestone.

“MSC Investment Conditions” means that Borrower maintains Qualified Cash in an amount equal to or greater than the lesser of (i) one hundred percent (100%) of the aggregate outstanding Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement) or (ii) one hundred percent (100%) of the consolidated Cash of Borrower and its Subsidiaries (other than Cash held in an Excluded Account), unless compliance with the foregoing conditions are waived in writing from time to time by Agent (in its sole discretion) with respect to specified periods.

“MSC Subsidiary” means Dyne Therapeutics Securities Corporation, a wholly-owned Subsidiary incorporated in the Commonwealth of Massachusetts for the purpose of holding Investments as a Massachusetts security corporation under 830 CMR 63.38B.1 of the Massachusetts tax code and applicable regulations (as the same may be amended, modified or replaced from time to time).

“Net Product Revenue” means Borrower’s net product revenue (as determined in accordance with GAAP) solely from the sale of DYNE-101 and DYNE-251, which shall not include any royalty, profit sharing, sales-based milestone revenue, upfront or non-sales-based milestone payments under business development or licensing transactions, measured on as of the date of the most recently delivered monthly or quarterly financial statements in accordance with Section 7.1(a) or Section 7.1(b). For the avoidance of doubt, net product revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP: (i) trade, quantity and cash discounts allowed by

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Borrower, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (v) set-offs and counterclaims, and (vi) any other similar and customary deductions that are typically deducted from gross revenue and not included in net revenue in accordance with GAAP.

“Non-Disclosure Agreement” means that certain Confidentiality Agreement by and between Company and Agent dated as of [**].

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Organizational Documents” means with respect to any Person, such Person’s Charter, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Paid in Full”, “Pay in Full” or “Payment in Full” shall mean the indefeasible payment in full in cash of all Secured Obligations other than inchoate indemnification obligations which, by their terms, survive termination of this Agreement (such obligations, “Surviving Obligations”) and Lenders have no further commitment or obligation hereunder or under any other Loan Documents to make any further Advances.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.

“Perfection Certificate” means a completed certificate entitled “Perfection Certificate”, dated as of the Closing Date, delivered by Company to Agent and Lenders, signed by Company (as amended or supplemented pursuant to the terms of this Agreement).

“Permitted Acquisition” means any Acquisition which is conducted in accordance with the following requirements:

(i) of a business or Person or product engaged in a line of business related to that of Borrower or its Subsidiaries;

(ii) if such Acquisition is structured as a stock acquisition, then the Person so acquired shall (a) be domiciled in the United States of America, and (b) either (1) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 or (2) such Person shall be merged with and into Borrower (with Borrower being the surviving entity);

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(iii) if such Acquisition is structured as the acquisition or in-licensing of assets, the assets acquired in the case of an acquisition (or, in the case of in-licensing, the rights to use such assets in accordance with the license agreement) shall be (a) except for de-minimis assets or any assets acquired in an in-licensing transaction, located entirely in the United States of America, (b) acquired by Borrower or a newly-organized wholly-owned Subsidiary (in which event such Subsidiary shall comply with Section 7.13 hereof), and (c) free and clear of Liens other than Permitted Liens;

(iv) Borrower shall have delivered to Lenders not less than fifteen (15) (or such shorter period as Agent may agree) nor more than forty five (45) days prior to the closing date of such Acquisition, (a) notice of such Acquisition together with copies of all material documents relating to such Acquisition, and, (b) in the case of a stock acquisition or the acquisition of a division or line of business, pro forma projected financial information and historical financial statements for such acquired entity, division or line of business (in each case, to the extent applicable), in each case in a form reasonably satisfactory to Lenders and demonstrating compliance with the covenants set forth in Section 7.21 then in effect on a pro forma basis as if the Acquisition occurred on the first day of the most recent measurement period;

(v) both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; and

(vi) the sum of the purchase price of such proposed new Acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including any unpaid Acquisition Deferred Payment that is not required to be reflected as a liability on the balance sheet of Borrower in accordance with GAAP, and including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than (x) until such time as Borrower achieves either Approval Milestone I or the Approval Milestone II (i) [**] Dollars ($[**]) per fiscal year for any single acquisition or group of related acquisitions or (ii) [**] Dollars ($[**]) for all such acquisitions during the term of this Agreement and (y) after Borrower achieves either Approval Milestone I or the Approval Milestone II (i) [**] Dollars ($[**]) per fiscal year for any single acquisition or group of related acquisitions or (ii) [**] Dollars ($[**]) for all such acquisitions during the term of this Agreement; provided that (1) acquisition consideration funded by proceeds from the sale and issuance of Borrower’s Qualified Equity Interests in a transaction not resulting in a Change in Control, which sale and issuance has a primary purpose to fund such Acquisition, and which sale and issuance is consummated substantially contemporaneously with (and in any event, prior to, but no more than thirty (30) days prior to) the consummation of such Acquisition, shall be disregarded in determining compliance with this clause (vi); (2) for any Acquisition in which the consideration consists solely of Qualified Equity Interests of Borrower, the value of such Qualified Equity Interests shall be disregarded in determining compliance with this clause (vi).

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Common Stock (or other securities or property following a merger event or other change of Common Stock) purchased by Borrower in connection with the issuance of any Permitted Convertible Debt Financing.

“Permitted Convertible Debt Financing” means issuance by Company of convertible notes in one or more transactions in an aggregate principal amount of not more than [**] Dollars ($[**]) (“Permitted Convertible Debt”); provided that such convertible notes shall (a) both immediately prior to and immediately after giving effect (including pro forma effect) thereto, no Default or Event of Default

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shall exist or result therefrom, (b) have no scheduled amortization or principal payments, mandatory redemptions or other required payments of principal prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, other than customary payments upon a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term (it being understood that a holder’s option to convert any such Indebtedness into Common Stock (and Cash in lieu of fractional shares) shall not be considered a required mandatory redemption or payment of principal and payments of interest shall be permitted), (c) be unsecured or secured, (d) not be guaranteed by any Subsidiary of Company that is not a Borrower or a guarantor of the Secured Obligations, (e) if secured, contain usual and customary subordination terms for underwritten offerings of senior subordinated convertible notes, (f) shall be Indebtedness of Company and not of any Subsidiary thereof, and (g) if secured, shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term so that the subordination terms referred to in clause (e) of this definition specifically refer to such notes as being subordinated to the Secured Obligations pursuant to such subordination terms. For the avoidance of doubt, Permitted Convertible Debt Financing shall not constitute Subordinated Indebtedness.

“Permitted Indebtedness” means:

(i) Indebtedness of Borrower in favor of any Lender or Agent arising under this Agreement or any other Loan Document;

(ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;

(iii) Indebtedness of up to [**] Dollars ($[**]) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment, software or other Intellectual Property financed with such Indebtedness plus customary fees, expenses and taxes;

(iv) Indebtedness to trade creditors incurred in the ordinary course of business (other than trade credit that is past due by more than one hundred twenty (120) days), including such Indebtedness incurred in the ordinary course of business with corporate credit cards in an aggregate outstanding amount not to exceed [**] Dollars ($[**]) at any time;

(v) Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien;

(vi) Subordinated Indebtedness;

(vii) reimbursement obligations in connection with letters of credit or Hedge Agreements (entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes), that are at any time outstanding and secured by Cash and issued on behalf of Borrower or a Subsidiary in an amount not to exceed [**] Dollars ($[**]);

(viii) other unsecured Indebtedness in an amount not to exceed [**] Dollars ($[**]) at any time outstanding;

(ix) intercompany Indebtedness of (A) any Loan Party owing to another Loan Party, or (B) any Foreign Subsidiary that is an Excluded Subsidiary resulting from a Permitted Investment in accordance with clause (x) of the defined term “Permitted Investments”;

(x) the Permitted Convertible Debt Financing;

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(xi) Indebtedness with respect to a Permitted Royalty Transaction;

(xii) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(xiii) Indebtedness consisting of financing of insurance premiums in the ordinary course of business;

(xiv) Indebtedness in respect of netting services, overdraft protection and similar arrangements in connection with deposit or securities accounts in the ordinary course of business;

(xv) Indebtedness consisting of guarantees with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantees, and similar obligations up to an aggregate amount of [**] Dollars ($[**]) at any one time outstanding;

(xvi) Acquired Indebtedness not to exceed [**] Dollars ($[**]) outstanding;

(xvii) Indebtedness in respect of Acquisition Deferred Payments incurred in connection with Permitted Acquisitions;

(xviii) the Thermo Fisher Installment Payments, subject to the terms and conditions of Section 7.25 of this Agreement; and

(xix) ~~(xviii)~~ extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome (taken as a whole) terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(i) Investments existing on the Closing Date which are disclosed in Schedule 1B;

(ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit maturing no more than one year from the date of investment therein, which are either (x) issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000), or (y) are fully FDIC-insured, (d) money market accounts, and (e) Investments permitted by Borrower’s investment policy as provided to Agent and Lenders prior to the Closing Date, as amended from time to time; provided that any material amendments thereto have been approved in writing by Agent and the Lenders in their reasonable discretion;

(iii) repurchases of stock of Borrower from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed [**] Dollars ($[**]) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases;

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(iv) Investments accepted in connection with Permitted Transfers;

(v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subsection (vi) shall not apply to Investments of any Loan Party in any Subsidiary of a Loan Party;

(vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Company pursuant to employee stock purchase plans or other similar agreements approved by Company’s Board of Directors;

(viii) Investments consisting of: (A) travel advances and employee relocation loans in the ordinary course of business, and (B) loans to employees, officers, managers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors or similar governing body; not to exceed [**] Dollars ($[**]) in the aggregate for (A) and (B), collectively, from the Closing Date until Payment in Full;

(ix) Investments in newly-formed Subsidiaries, provided that each such Subsidiary has complied with Section 7.13;

(x) Investments in Foreign Subsidiaries that are Excluded Subsidiaries (including newly-formed Foreign Subsidiaries) not to exceed [**] Dollars ($[**]) in the aggregate in any fiscal year, and other amounts approved in advance in writing by Agent;

(xi) Investments in the MSC Subsidiary, so long as an Event of Default does not exist at the time of such Investment and would not exist after giving effect to such Investment and provided that Borrower is, before and after giving effect to such Investment, in compliance with the MSC Investment Conditions;

(xii) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed [**] Dollars ($[**]) in the aggregate in any fiscal year; and provided, further, that, for the avoidance of doubt, any cost-sharing arrangements in connection with collaborative studies with third parties shall not be subject to any such limitation;

(xiii) Investments constituting Permitted Acquisitions;

(xiv) Investments consisting of Deposit Accounts and securities accounts permitted by this Agreement; and

(xv) additional Investments that do not exceed [**] Dollars ($[**]) in the aggregate.

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“Permitted Liens” means:

(i) Liens in favor of Agent or Lenders;

(ii) Liens existing on the Closing Date which are disclosed in Schedule 1C;

(iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or being contested in good faith by appropriate proceedings diligently conducted; provided, that Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;

(iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required;

(v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;

(vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(vii) Liens on Equipment or software or other intellectual property constituting purchase money Liens and other Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;

(viii) Liens incurred in connection with Subordinated Indebtedness;

(ix) leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;

(x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);

(xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;

(xiii) easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;

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(xiv) (a) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (b) security deposits in connection with real property leases, the combination of (a) and (b) in an aggregate amount not to exceed [**] Dollars ($[**]) at any time;

(xv) Licenses that qualify as Permitted Transfers;

(xvi) Liens in connection with a Permitted Royalty Transaction consisting of (i) Liens or back-up Liens solely on the royalty interest purchased pursuant to a true sale Permitted Royalty Transaction and the proceeds thereof, and segregated accounts into which such purchased royalty interests (and only such royalty interests) are paid (such account, a “Permitted Segregated Royalty Account”), or (ii)_Liens on Company IP that comply with clause (b) of the definition of Permitted Royalty Transaction;

(xvii) Liens solely on any Cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement that constitutes a Permitted Acquisition in an aggregate amount not to exceed [**] percent ([**]%) of the aggregate purchase consideration paid in connection thereto; and

(xviii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Permitted Liens; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Out-Licenses” means licenses, sub-licenses and similar arrangements for the use of the Intellectual Property entered into on arms’ length basis, that could not result in a legal transfer of title of the licensed property and which may be exclusive in respects other than territory, and with respect to territory shall be either: (a) non-exclusive; (b) exclusive but only as to discrete geographical areas outside of the United States of America; (c) exclusive as to specific geographic regions or territories including the United States but only as it relates to assets other than DYNE-101 and DYNE-251 for the Duchenne muscular dystrophy or myotonic dystrophy type 1 indications; provided, that, with respect to this clause (c), the same is for a specific disease indication and/or a specific drug target such that it does not limit the use of the Borrower’s technology platform in a manner that would prevent Borrower from continuing to develop DYNE-101 and DYNE-251 in the United States or being able to further develop and transact its technology platform. Agent shall, if reasonably requested by Borrower, enter into customary non-disturbance agreements, in form and substance reasonably acceptable to Agent, in connection with the entry by Borrower or any Subsidiary into any out-license that constitutes a Permitted Out-License.

“Permitted Transfers” means:

(i) sales of Inventory in the ordinary course of business;

(ii) Permitted Out-Licenses;

(iii) transfers by and among Borrower and any Subsidiary that has executed a Joinder Agreement;

(iv) transfers constituting the making of Permitted Investments, or the granting of Permitted Liens;

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(v) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business; and

(vi) Transfers consisting of royalty payments in connection with any Permitted Royalty Transaction;

(vii) use of Cash in the ordinary course of business to the extent not prohibited pursuant to the terms of the Loan Documents;

(viii) the sale of Qualified Equity Interests to the extent not causing a Change in Control;

(ix) the abandonment, cancellation, allowing to lapse, or other disposition of any Patents, Trademarks or Copyrights that are no longer used or useful to the Loan Parties or, subject to Agent’s approval, which shall not be unreasonably withheld or delayed, are no longer economically practicable to maintain; provided that absence of receipt of Agent’s approval by Borrower within 5 Business Days following Borrower providing notice of such decision shall be deemed to be Agent’s approval; and provided, further, that Agent’s approval shall not be required in relation to routine decisions concerning ex-US and national stage filing strategies occurring in the normal course of prosecution or for any abandonment, cancellation, allowance to lapse, or other disposition that does not result in a complete loss of rights in relation to the Patents, Trademarks, or Copyrights (such as abandoning a patent application in favor of a continuation or divisional application);

(x) subleases of real property or the termination of real property leases in the ordinary course of business;

(xi) transactions permitted under Section 7.9; and

(xii) other Transfers of assets having a fair market value of not more than [**] Dollars ($[**]) in the aggregate in any fiscal year.

“Permitted Royalty Transaction” means either a true royalty or synthetic royalty financing whereby Borrower receives or has rights to receive unencumbered and unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction, but excluding encumbrances and restrictions under the Loan Documents) net cash proceeds of no less than [**] Dollars ($[**]) (or, if a lesser percentage of revenue is sold, no less than a pro-rated amount based on such lesser percentage) in exchange for rights to receive future payments based on net sales, revenue or milestones, as applicable, of DYNE-101 and/or DYNE-251 in an amount not to exceed, in the aggregate for all such Permitted Royalty Transactions, [**] percent ([**]%) (or, if a lesser amount of cash proceeds is to be received, no less than a pro-rated percentage based on such lesser amount) of worldwide net sales or revenue, as applicable, of DYNE-101 and/or DYNE-251; provided that such transaction (a) in the case of any synthetic royalty financings (and not royalty purchases or buyouts) with respect to DYNE-101 and/or DYNE-251, shall be subject to an intercreditor agreement in form and substance satisfactory to Agent in its sole discretion, (b) for which any security is granted, shall have such grant of security limited solely to DYNE-101 and/or DYNE-251 and such security is subordinated to Agent’s first priority Lien, and (c) shall not have a guaranteed minimum return payment or “true-up” payment earlier than one hundred eighty (180) days after the Term Loan Maturity Date and/or subject to Payment in Full and if structured as Indebtedness, shall not have a scheduled maturity date earlier than one hundred eighty (180) days after the Term Loan Maturity Date; provided further that Borrower shall not engage in more than one such transaction, for each of DYNE-101 and DYNE-251, at any one time. For the avoidance of doubt, the aforementioned figures shall be

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scalable (e.g. an amount not less than [**] Dollars ($[**]) for each transaction in exchange for a promise to pay future royalties on net sales of not more than [**]% of total DYNE-101 and/or [**]% of total DYNE-251 net product revenue). Agent shall, if requested by Borrower, release its Lien on purchased revenue streams in connection with a “true sale” of an existing revenue stream that (i) constitutes a Permitted Royalty Transaction, and (ii) is not a synthetic royalty transaction as determined by the Agent in its reasonable business judgment.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Common Stock (or other securities or property following a merger event or other change of the Common Stock) and/or cash (in an amount determined by reference to the price of such Common Stock) sold by Borrower in connection with any Permitted Convertible Debt Financing and substantially concurrently with any purchase by Borrower of a related Permitted Bond Hedge Transaction and as may be amended in accordance with its terms; provided that (x) that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by the board of directors of Borrower or a committee thereof and (y) such call option transaction would be classified as an equity instrument in accordance with GAAP.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Principal Stock Exchange” means the NASDAQ or, if the common Equity Interests are not listed on the NASDAQ, the principal national securities exchange or public quotation system on which the common Equity Interests are then listed for trading or quoted.

“Qualified Cash” means an amount equal to (a) the amount of Borrower’s Cash held in accounts subject to an Account Control Agreement in favor of Agent minus (b) the aggregate amount of all outstanding Indebtedness or any other amounts owed by Borrower pursuant to the Thermo Fisher Agreement.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Equity Issuance Net Proceeds” means the cumulative net proceeds in Cash (excluding any conversion of existing notes, share repurchases, or other holdbacks or discounts) received by Company as consideration for any (a) public or private sale or issuance of any Qualified Equity Interests of Company, (b) contribution to the equity capital of Company (other than in exchange for Disqualified Equity Interests), (c) sale or issuance of Indebtedness of Company (other than intercompany Indebtedness) that may be converted into or exchanged for Qualified Equity Interests of Company and which constitutes a Permitted Convertible Debt Financing, (d) Permitted Royalty Transaction, (e) sale or issuance of Subordinated Indebtedness, or (f) entry into a Permitted Out-License; provided that the amount of Cash received by Company is, (i) in the case of clauses (a) and (b) above, measured at the time made and without adjustment for subsequent changes in value, payable for the fair market value of sale, issuance or contribution and any other property received in connection with such sale, issuance or contribution, and paid by any Person that is not a Loan Party or an Affiliate thereof, and (ii) in the case of clause (c) above, the aggregate principal amount of Indebtedness sold or issued.

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“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Redemption Conditions” means, with respect to any cash payment in connection with a redemption or prepayment of any Permitted Convertible Debt, satisfaction of each of the following events: (a) no Default or Event of Default shall exist or result therefrom, and (b) both immediately before and after such redemption, the Borrower’s Qualified Cash shall be no less than [**] percent ([**]%) of the Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Term Loan Advances were prepaid at the time of measurement).

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption issued or allowed by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, Biologics License Applications, abbreviated new drug applications, investigational new drug applications, pricing and reimbursement approvals, labelling approvals or their foreign equivalent, and wholesale distributor permits).

“Required Lenders” means at any time, the holders of more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding. “Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“SBA Funding Date” means each date on which a Lender which is an SBIC funds any portion of the Term Loans.

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions reasonably satisfactory to Agent and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls, either directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, including each entity listed on Schedule 1.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term Loan” means any Term Loan Advance made under this Agreement.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance and any other funds advanced under Section 2.2(a).

“Thermo Fisher Agreement” means each Extended Payment Schedule Agreement entered into by and between Borrower and Thermo Fisher Financial Services, Inc., a Delaware corporation, which agreement shall be in a form reasonably satisfactory to Agent; provided that Agent and Lenders understand and agree that Borrower may enter into an Extended Payment Schedule Agreement on up to a monthly basis without Agent approval at any time after Agent provides its initial approval, in writing, of the form of Extended Payment Schedule Agreement, so long as the form used is identical in all respects to the initially approved form. For the avoidance of doubt, any change to the initially approved form of Extended Payment Schedule Agreement shall require Agent’s prior written approval.

“Thermo Fisher Installment Payments” means those certain installment payments made by Borrower pursuant to any Thermo Fisher Agreement when due and payable under the terms of such Thermo Fisher Agreement; provided that the maximum aggregate unpaid amount of such installment payments shall not at any time exceed Thirty-Five Million Dollars ($35,000,000).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (a) there is no Market Disruption Event and (b) the Principal Stock Exchange is open for trading; provided that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (Eastern time) or the then standard closing time for regular trading on the relevant exchange or trading system.

“Tranche” means the Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance and/or Tranche 5 Advance, as applicable.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

1.2 The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section

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1940 Act	5.6(b)
Act	8.1
Agent	Preamble
Amortization Date	Exhibit K
Approval Milestone I	Exhibit K
Approval Milestone II	Exhibit K
Assignee	11.14
At-the-Market Offering	Exhibit K
Borrower	Preamble
Claims	11.11(a)
Collateral	3.1
Commercial Milestone	Exhibit K
Company	Preamble
Confidential Information	11.13
Current Company IP	5.10(a)
Data Milestone I	Exhibit K
Data Milestone II	Exhibit K
Due Diligence Fee	Exhibit K
End of Term Charge	Exhibit K
End of Term Charge Percentage	Exhibit K
Event of Default	9
Excluded Assets	3.2
Financial Statements	7.1
Financing Milestone	Exhibit K
First Interest Only Extension Conditions	Exhibit K
Indemnified Person	6.3
Information	5.7
Initial Facility Charge	Exhibit K
Initial Minimum Cash Test Date	Exhibit K
Initial Minimum Revenue Test Date	Exhibit K
Initial Revenue Trigger Test Date	Exhibit K
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Maximum Term Loan Amount	Exhibit K
Minimum Advance Amount	Exhibit K
Participant Register	11.8
Payment Date	2.2(e)

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Permitted Convertible Debt Financing Payments	7.24
Permitted Segregated Royalty Account	Clause (xvi) of the definition of “Permitted Liens”
Prepayment Charge	Exhibit K
Prime Rate	Exhibit K
Publicity Materials	11.19
Register	11.7
Second Interest Only Extension Conditions	Exhibit K
Subsequent Financing	Exhibit K
Subsequent Tranche Facility Charge	Exhibit K
Surviving Obligations	Definition of “Payment in Full”
Term Commitment	Exhibit K
Term Loan Interest Rate	Exhibit K
Term Loan Maturity Date	Exhibit K
Tranche 1 Advance	2.2(a)
Tranche 1 Commitment	Exhibit K
Tranche 2 ~~Advances~~Advance	2.2(a)
Tranche 2 Commitment	Exhibit K
~~Tranche 2 Commitment Period~~	~~Exhibit K~~
Tranche 2 Milestone	Exhibit K
Tranche 3 Advances	2.2(a)
Tranche 3 Commitment	Exhibit K
Tranche 3 Commitment Period	Exhibit K
Tranche 3 Milestone	Exhibit K
Tranche 4 Advances	2.2(a)
Tranche 4 Commitment	Exhibit K
Tranche 4 Commitment Period	Exhibit K
Tranche 4 Milestone	Exhibit K
Tranche 5 Commitment	Exhibit K
Tranche 5 Commitment Period	Exhibit K
Transfer	7.8

1.3 Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP as in effect on the date hereof, and all

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financial computations hereunder shall be computed in accordance with GAAP as in effect on the date hereof, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.4 If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such requirement shall continue to be computed in accordance with GAAP prior to such change.

1.5 Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person.

1.6 Notwithstanding anything in the definition of GAAP to the contrary, any obligations under a lease that is not (or would not be) a capital lease under GAAP as in effect prior to giving effect to FASB Accounting Standards Update No. 2016-02, Leases, shall not be treated as a capital lease solely as a result of the adoption of changes in GAAP.

SECTION 2. THE LOAN

2.1 [Reserved]

2.2 Term Loan Advances.

(a) Advances.

(i) Tranche 1. Subject to the terms and conditions of this Agreement, on the Closing Date, Lenders shall severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to the Tranche 1 Commitment (such Term Loan Advance, the “Tranche 1 Advance”).

(ii) Tranche 2. Subject to the terms and conditions of this Agreement~~, Borrower may request, and the~~ and Borrower’s achievement of Data Milestone I, on the First Amendment Closing Date, Lenders shall severally (and not jointly) make, ~~in each case, at any time during the Tranche 2 Commitment Period, up to three additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the~~

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~~remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(ii))~~and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount ~~up~~equal to the Tranche 2 Commitment (such Term Loan ~~Advances~~Advance, the “Tranche 2 ~~Advances~~Advance”).

(iii) Tranche 3. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 3 Commitment Period, up to three additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iii)) in an aggregate principal amount up to the Tranche 3 Commitment (such Term Loan Advances, the “Tranche 3 Advances”).

(iv) Tranche 4. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 4 Commitment Period, up to three additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iv)) in an aggregate principal amount up to the Tranche 4 Commitment (such Term Loan Advances, the “Tranche 4 Advances”).

(v) Tranche 5. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 5 Commitment Period, and conditioned on approval by Lenders’ investment committee in its sole and unfettered discretion, one or more additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(v)) in an aggregate principal amount up to the Tranche 5 Commitment (such Term Loan Advances, the “Tranche 5 Advances”).

(b) Maximum Term Loan Amount. The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount. Each Term Loan Advance of each Lender shall not exceed its respective Term Commitment. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.

(c) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent set forth in Section 4 and applicable to such Term Loan Advance is satisfied as of the requested Advance Date. The proceeds of any Term Loan Advance shall be deposited into an account that is subject to an Account Control Agreement.

(d) Interest.

(i) Term Loan Interest Rate. The principal balance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate, based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

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(e) Payment. Borrower will pay accrued but unpaid interest on each Term Loan Advance on the first Business Day of each month (each such date, a “Payment Date”), beginning the month after the Advance Date. Borrower shall repay the aggregate principal balance of the Term Loan Advances that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until Payment in Full. The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date; provided, that if the Term Loan Maturity Date is not a Business Day, the Term Loan Maturity Date shall be the immediately subsequent Business Day. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense, other than Taxes, which shall be governed by Addendum 1. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day. Agent or Lenders will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each Payment Date of all periodic obligations payable to Lenders under each Term Loan Advance outstanding and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders that is reimbursable by Borrower in accordance with Section 11.12; provided that, with respect to clause (i) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific Payment Date, Borrower shall pay to Lenders, such amount of periodic obligations in full in immediately available funds on such Payment Date; provided, further, that, with respect to clause (i) above, if Lenders or Agent informs Borrower that Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such Payment Date, Borrower shall pay to Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for specified reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders, Borrower shall pay to Lenders such amount in full in immediately available funds within three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such.

2.3 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations then due and payable hereunder; and third, after all Secured Obligations are repaid (other than inchoate indemnity obligations), the excess (if any) shall be refunded to Borrower.

2.4 Default Interest. In the event any payment is not paid on the scheduled payment date, an amount equal to four percent (4%) of such past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all outstanding Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d)

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plus four percent (4%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or 2.4, as applicable.

2.5 Prepayment. At its option, Borrower may prepay all or a portion of the outstanding Advances by paying the entire principal balance (or such portion thereof) all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses then due and payable hereunder accrued to the date of the repayment (including, without limitation, the portion of the End of Term Charge applicable to the aggregate original principal amount of the Term Loan Advances being prepaid in accordance with Section 2.6(a)), together with a Prepayment Charge with respect to the outstanding principal amount of such Advance amount being so prepaid. Borrower agrees that the Prepayment Charge is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and the Prepayment Charge upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and Lenders agree to waive the Prepayment Charge if Agent and Lenders (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any outstanding Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.

2.6 End of Term Charge.

(a) On any date that Borrower partially prepays the outstanding Secured Obligations pursuant to Section 2.5, Borrower shall pay Lenders a charge equal to the product of the End of Term Charge Percentage multiplied by the principal amount of such Term Loan Advances being prepaid.

(b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) Payment in Full or (iii) the date that the outstanding Secured Obligations become due and payable, Borrower shall pay Lenders a charge equal to the End of Term Charge.

(c) Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by Lenders as of each date that an applicable Term Loan Advance is made. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.

2.7 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.

2.8 Taxes; Increased Costs. Borrower, Agent and Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.

2.9 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date. The

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Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Each Loan Party expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this Section. Borrower expressly acknowledges that its agreement to pay each of the Prepayment Charge and the End of Term Charge to Lenders as herein described was on the Closing Date and continues to be a material inducement to Lenders to provide the Term Loan Advances.

2.10 Due Diligence Fee. Borrower agrees that the Due Diligence Fee has been paid to Agent and received by Agent prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement. The Agent agrees that the Due Diligence Fee shall be applied in its entirety on the Closing Date to towards the Lenders’ non-legal transaction costs and diligence expenses.

SECTION 3. SECURITY INTEREST

3.1 Grant of Security Interest. As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, each Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all of such Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, excluding the Excluded Assets, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of such Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

3.2 Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9-406, 9-407 and 9-408 of the UCC), (c) any Excluded Account, (d) any assets as to which Agent in its reasonable discretion shall determine that the costs and burdens of obtaining or perfecting a security interest therein substantially outweigh the benefit to the Lenders of the

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security afforded thereby (including, without limitation, vehicles and other assets subject to a certificate of title), (e) more than 65% of the issued and outstanding shares of capital stock which entitle the holder thereof to vote for directors or any other matter of any Foreign Subsidiary, which is an Excluded Subsidiary, formed after the Closing Date, solely to the extent Borrower has provided Agent with evidence satisfactory to Agent that the pledge of more than 65% of such voting stock of such Subsidiary could reasonably be expected to result in a material adverse tax consequence to Borrower, and solely for as long as such consequence may result, such portion of such voting stock of such Subsidiary, if excluded from the Collateral, would avoid such material adverse tax consequence (it being understood that in the case of any Foreign Subsidiary whose ownership does not satisfy the holding period requirement set forth in Section 246(c)(5) of the Code, not more than 65% of such Foreign Subsidiary’s stock shall be required to be pledged until the holding period is satisfied), (f) property for which the granting of a security interest therein is contrary to applicable law, rule or regulation, provided that upon the cessation of any such restriction or prohibition, such property shall automatically be included in the Collateral, (g) any cash collateral deposit subject to a Permitted Lien hereunder, provided that upon the termination and release of such cash collateral, such property shall automatically be included in the Collateral, (h) any lease, license or other agreement and any property subject thereto on the Closing Date or on the date of the acquisition of such property (other than any property acquired by a Loan Party subject to any such contract or other agreement to the extent such contract or other agreement was incurred in contemplation of such acquisition) to the extent that a grant of a security interest therein to secure the Secured Obligations would violate or invalidate such lease, license, contract or agreement or create a right of termination in favor of any other party thereto (other than Borrower, any other Loan Party or any Subsidiary) (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC), (i) Equipment or software or other intellectual property (and the products and proceeds thereof) subject to Permitted Liens of the type described in clause (vii) of the definition of Permitted Liens, but only to the extent and for so long as the agreements under which the equipment is financed prohibit granting a security interest therein to Agent and letter-of-credit rights not constituting supporting obligations of other Collateral and (j) any commercial tort claim (as defined in the UCC that does not exceed One Million Dollars ($1,000,000) (collectively, the “Excluded Assets”).

3.3 Notwithstanding any of the foregoing or anything in this Agreement or any other Loan Document to the contrary, no perfection steps shall be required with respect to any Excluded Assets.

3.4 Upon Payment in Full, all security interest in the Collateral granted under this Agreement shall immediately terminate and all rights on the Collateral shall revert to Borrower with the need for any other action by any Person. Agent shall execute such documents and take such other steps as are reasonably necessary for Borrower to accomplish the foregoing, all at Borrower’s sole cost and expense.

SECTION 4. CONDITIONS PRECEDENT TO LOAN

The obligations of Lenders to make the Loan hereunder are subject to the satisfaction by Borrower (or waiver by the Lenders) of the following conditions:

4.1 Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:

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(a) duly executed copies of the Loan Documents to be entered into on the Closing Date, and all other documents and instruments reasonably required by Agent to be delivered on or prior to the Closing Date to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

(b) duly executed Account Control Agreement with respect to the Funding Account;

(c) a legal opinion of Borrower’s counsel in form and substance reasonably acceptable to Agent;

(d) copy of resolutions of each Borrower’s Board of Directors, certified by an officer of such Borrower, (i) evidencing approval of the Loan and other transactions evidenced by the Loan Documents, (ii) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that the Loan Documents are in the best interests of that Borrower and for its commercial benefit;

(e) certified copies of the Charter of Borrower, certified by the Secretary of State of the applicable jurisdiction of organization and the other Organizational Documents, as amended through the Closing Date, of Borrower;

(f) a certificate of good standing for Borrower from its jurisdiction of organization and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;

(g) certified copies, dated as of a recent date, of searches for financing statements filed in the central filing office of the State of Delaware, accompanied by written evidence (including any UCC termination statements) that the Liens on any Collateral indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan Advance, will be terminated or released;

(h) payment of the Due Diligence Fee, Initial Facility Charge and reimbursement of Agent’s and Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;

(i) a duly executed copy of the Perfection Certificate and each exhibit and addendum thereto;

(j) subject to Section 6.2, all certificates of insurance required hereunder;

(k) [reserved];

(l) all reports, declarations and forms required by the SBA, including but not limited to SBA 652, SBA 1031 and SBA 480; and

(m) such other documents as Agent may reasonably request.

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4.2 All Advances. On each Advance Date:

(a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(c), duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request in its good faith business discretion so long as such request does not result in the intentional delay or denial of the relevant Advance;

(b) The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

(c) [reserved];

(d) With respect to any Advance (other than the Tranche 1 Advance) made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Subsequent Tranche Facility Charge (which amount may be deducted from such Tranche) applicable to such Advance; and

(e) Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in Section 4.2(b) and Section 4.4 and as to the matters set forth in the Advance Request.

4.3 [Reserved.]

4.4 No Default. As of the Closing Date and at the time of and immediately after each Advance Date, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

4.5 Post-Closing Conditions Subsequent. Borrower shall satisfy each of the conditions subsequent to the Closing Date specified in this Section 4.5 to the satisfaction of Agent, in each case, by no later than the date specified for such condition below (or such later date as Agent shall agree in its sole discretion):

(a) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), use commercially reasonable efforts to deliver to the Agent duly executed landlord consents for its (i) chief executive office or its principal place of business and (ii) offices or business locations, including warehouses, containing in excess of Two Million Dollars ($2,000,000) of Borrower’s assets or property (other than offices, business locations or warehouses holding primarily (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions);

(b) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), use commercially reasonable efforts to deliver to the Agent duly executed bailee agreements for any bailee location holding a portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of Three Million Dollars

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($3,000,000) (other than bailees or other third parties in possession of: (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions);

(c) Within three (3) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), deliver to Agent duly executed Account Control Agreement(s) with respect to each Deposit Account and account holding Investment Property (other than the Funding Account and any Excluded Account) maintained by Borrower or any Subsidiary (other than the MSC Subsidiary);

(d) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), (i) evidence of cyber liability insurance coverage and (ii) commercial property insurance certificates and endorsements showing Agent as lender’s loss payable, as required pursuant to Section 6.2 hereunder; and

(e) Within ten (10) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), Borrower shall cause the shares of common stock of the MSC Subsidiary and that are the subject of the pledged collateral under the Pledge Agreement to be certificated and the original certificate and power (undated and executed in blank) to be delivered to Agent.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1 Corporate Status; Execution and Delivery; Binding Effect. Each Borrower is a corporation duly organized, legally existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation, limited liability company or partnership, as the case may be, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date in accordance with this Agreement. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

5.2 Collateral. Borrower owns or otherwise has the rights to use the Collateral, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.

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5.3 Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents to which it is a party, (i) have been duly authorized by all necessary action of Borrower in accordance with its Organizational Documents and applicable law, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, (iii) do not violate any provisions of (A) Borrower’s Organizational Documents or (B) any material law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject in any material respect and (iv) except as described on Schedule 5.3, do not violate any Material Agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so.

5.4 Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event or circumstance that is likely to occur that is reasonably expected to result in a Material Adverse Effect; provided that the occurrence of the following, individually, shall not, in and of itself, constitute a “Material Adverse Effect” hereunder: (i) the failure to achieve any Milestone, (ii) adverse results or delays with respect to, or the failure to achieve, any clinical or non-clinical trial goals or objectives, (iii) the denial, delay or limitation or qualification of approval of the FDA or other regulatory agency with respect to any proposed drug or other Borrower Products, or (iv) any revisions to or termination of a strategic alliance, joint venture, co-promotion, co-commercialization or co-development agreements or license arrangement maintained by Borrower so long as the same does not affect the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents.

5.5 Actions Before Governmental Authorities. There are no actions, suits, claims, disputes or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Borrower, threatened in writing against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.

5.6 Laws.

(a) Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority to which Borrower or such Subsidiaries are subject, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Borrower is not in default in any material respect under any provision of any agreement or instrument evidencing material Indebtedness or any other Material Agreement to which it is a party or by which it is bound.

(b) Neither Borrower nor any of its Subsidiaries is an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a company “controlled” by an “investment company” under the 1940 Act. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets have been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or

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transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all material declarations or filings with, and given all material notices to, all Governmental Authorities that are necessary to continue in all material respects their respective businesses as currently conducted.

(c) None of Borrower, any of its Subsidiaries, nor (to the knowledge of any Loan Party) any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or (to the knowledge of Borrower) any of their Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.7 Information Correct and Current. No written information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto (other than forward looking financial or business projections, or information of a general economic or industry nature) (“Information”) contained as of the date such Information was furnished, when taken as a whole with all other Information given or furnished to Agent or any Lender, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections or forecasts provided by Borrower to Agent under the Loan Documents, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on assumptions believed to be reasonable at the time prepared (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of any Loan Party, that no assurance is given that any particular projections will be realized and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results by a material amount) and (ii) the most current of such projections provided to and approved by Borrower’s Board of Directors (other than management updates to years beyond the then-current fiscal year).

5.8 Tax Matters. Except as set forth on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file (taking into account any timely filed extensions), (b) Borrower and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP

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and which Taxes, if not paid would exceed [**] Dollars ($[**]), and (c) to the best of Borrower’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.9 Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Current Company IP. Except as described on Schedule 5.9 (as such schedule may be updated by Borrower in a written notice provided from time to time after the Closing Date) or any Compliance Certificate, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable (other than with respect to expired or pending applications, including Patent applications), (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) except as set forth in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), no claim has been made to Borrower that the ownership of or use of any material part of the Intellectual Property violates the rights of any third party. Exhibit C (which shall be automatically updated after the Closing Date upon Borrower providing the written notices required pursuant to Section 7.22) is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and Material IP Agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses, “off-the-shelf” licenses, open-source software), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

5.10 Intellectual Property.

(a) A true, correct and complete list of each pending, registered or in-licensed Intellectual Property that, individually or taken together with any other such Intellectual Property, is material to the business of Borrower and its Subsidiaries, taken as a whole, relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products, and is owned or co-owned by or exclusively licensed to Borrower or any of its Subsidiaries (collectively, the “Current Company IP”), including its name/title, current owner or co-owners (including ownership interest), registration, patent or application number, and registration or application date, issued or filed in the United States of America, is set forth on Schedule 5.10(a) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made). Except as set forth on Schedule 5.10(a)(i) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), (A) to the knowledge of the Borrower, each item of owned Current Company IP is valid, subsisting and (other than with respect to expired or pending applications, including Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated or become abandoned or unenforceable other than in the normal course of prosecuting Current Company IP or in connection with a Permitted Transfer, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. Except as set forth on Schedule 5.10(a)(ii) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), (A) each such item of Current Company IP which

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is exclusively licensed from another Person is valid, subsisting and (other than with respect to expired or pending applications, including Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been canceled or invalidated, or become abandoned or unenforceable other than in the normal course of prosecuting Current Company IP, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. To the knowledge of any Loan Party, there are no published valid Patents, Patent applications, articles or prior art references that would reasonably be expected to materially adversely affect the exploitation of the Borrower Products. Except as set forth on Schedule 5.10(a)(x)-(y) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made), (x) each Person who has or has had any rights in or to owned Current Company IP or any trade secrets owned by Borrower or any of its Subsidiaries, including each inventor named on the Patents within such owned Current Company IP filed by Borrower or any of its Subsidiaries has executed an agreement assigning directly or indirectly his, her or its entire right, title and interest in and to such owned Current Company IP and such trade secrets, and the inventions, improvements, discoveries, writings, works of authorship, information and other intellectual property embodied, described or claimed therein, to the stated owner thereof (or is expected to execute such agreement in due course), and (y) no such Person has any contractual or other obligation that would preclude or conflict with such assignment or the exploitation of the Borrower Products or entitle such Person to ongoing payments.

(b) (i) Borrower or any of its Subsidiaries possesses valid title to the Current Company IP for which it is listed as the owner or co-owner, as applicable, on Schedule 5.10(a); and (ii) there are no Liens on any Current Company IP (other than Permitted Liens).

(c) There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is owned or exclusively licensed to Borrower or any of its Subsidiaries, nor have any applications or registrations therefore, on account of such overdue fees, lapsed or become abandoned, been cancelled or expired in a manner that is not readily correctable. There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is non-exclusively licensed to Borrower or any of its Subsidiaries, nor have any material applications or registrations therefor lapsed or become abandoned, been canceled or expired.

(d) There are no unpaid fees or royalties under any Material Agreements concerning Current Company IP exclusively licensed to Borrower or any of its Subsidiaries (“Material IP Agreements”), that have become due, or are expected to become overdue and, each such Material IP Agreement is in full force and effect and is legal, valid, binding and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Except as set forth on Schedule 5.10(d) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), neither Borrower nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially affect the Borrower Products under any Material Agreement to which it is a party or may otherwise be bound, and to the knowledge of each Loan Party no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination, non-renewal, revision or amendment of any of the Material Agreements,

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including the execution, delivery and performance of this Agreement and the other Loan Documents.

(e) To Borrower’s knowledge, no payments by Borrower or any of its Subsidiaries are due to any other Person in respect of the Current Company IP, other than pursuant to the Material IP Agreements and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP, any applicable taxes and associated attorney fees.

(f) Neither Borrower nor any of its Subsidiaries has undertaken or omitted to undertake any acts, and to the knowledge of each Loan Party no circumstance or grounds exist that would invalidate or reduce, in whole or in part, the enforceability of (i) the Current Company IP in any manner that could reasonably be expected to materially adversely affect the Borrower Products, or (ii) in the case of Current Company IP owned or co-owned or exclusively licensed by Borrower or any of its Subsidiaries, except as set forth on Schedule 5.10(f) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), Borrower’s or Subsidiary’s entitlement to own or license and exploit such Current Company IP.

(g) Except as described on Schedule 5.9 or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), with respect to Current Company IP there is no requested, filed pending, decided or settled opposition, interference proceeding, reissue proceeding (other than reissue proceedings in the normal course of prosecuting Current Company IP), reexamination proceeding, inter-partes review proceeding, post-grant review proceeding, cancellation proceeding, injunction, litigation, paragraph IV patent certification or lawsuit under the Hatch-Waxman Act, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree or any other dispute, disagreement, or claim, in each case alleged in writing to Borrower or any of its Subsidiaries (collectively referred to hereinafter as “Specified Disputes”), nor to the knowledge of any Loan Party, has any such Specified Dispute been threatened in writing, in each case challenging the legality, validity, enforceability or ownership of any Current Company IP, in each case that would have a Material Adverse Effect on the Borrower Products.

(h) In each case where an issued Patent within the Current Company IP is owned or co-owned by Borrower or any of its Subsidiaries by assignment, the assignment has been or will be in due course duly recorded with the U.S. Patent and Trademark Office.

(i) Except as set forth on Schedule 5.10(i) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made), there are no pending or threatened (in writing) claims against Borrower or any of its Subsidiaries alleging (i) that any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products in the United States of America infringes or violates (or in the past infringed or violated) the rights of any third parties in or to any valid intellectual property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP, or (ii) that any Current Company IP is invalid or unenforceable.

(j) Except as set forth on Schedule 5.10(j) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), the

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manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products does not, to the knowledge of any Loan Party, infringe or violate any issued or registered Third Party IP (including any issued Patent within the Third Party IP) or constitute a misappropriation of any Third Party IP, in each case, in a manner that could reasonably be expected to materially adversely affect the exploitation of the Borrower Products.

(k) Except as set forth on Schedule 5.10(k) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), there are no settlements, covenants not to sue, consents, judgments, or orders which: (i) materially restrict the rights of Borrower or any of its Subsidiaries to use any Intellectual Property relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products (in order to accommodate any Third Party IP or otherwise), or (ii) permit any third parties to use any Company IP in manner that would impair or hinder development of the Borrower Products.

(l) [Reserved].

(m) Borrower and each of its Subsidiaries have taken commercially reasonable measures customary in the biopharmaceutical industry to protect the confidentiality of all trade secrets owned by Borrower or any of its Subsidiaries or used or held for use by Borrower or any of its Subsidiaries, in each case relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products.

(n) [Reserved].

(o) Except as described on Schedule 5.10(o) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), each Loan Party has all rights with respect to Intellectual Property necessary, other than any rights that would not be expected to cause a Material Adverse Effect, with respect to Current Company IP material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Article 9 of the UCC or are customary restrictions in exclusive Permitted Out-Licenses, each Loan Party has the right, to the extent required to operate such Loan Party’s business, to freely transfer, license or assign Intellectual Property owned by such Loan Party and material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party. To Borrower’s knowledge, each Loan Party owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to such Loan Party’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products that are material to such Loan Party’s business, in each case, except customary covenants in inbound license agreements and equipment leases where such Loan Party is the licensee or lessee.

(p) To Borrower’s knowledge, no material software or other materials used by any Loan Party or any of their Subsidiaries (or used in any Borrower Products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) in a manner that would cause such

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software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that requires disclosure or distribution in source code form.

5.11 Borrower Products. Except as set forth on Schedule 5.11 or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), no Intellectual Property owned by Borrower and material in its business or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened in writing, litigation, third party proceeding (including any third party proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that could reasonably be expected to adversely affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or third party proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products to an extent that could reasonably be expected to materially adversely affect such Loan Party’s ability to perform or pay the Secured Obligations in accordance with the Loan Documents. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any material Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim.

5.12 Financial Accounts. Exhibit D, as may be updated by Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. None of the Loan Parties or any of their Subsidiaries owns or holds any Digital Assets.

5.13 Employee Loans. Except for loans constituting Permitted Investments or as described on Schedule 5.13, Borrower has no outstanding loans to any employee, officer or director of Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of Borrower by a third party.

5.14 Capitalization and Subsidiaries. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.

5.15 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower, and Borrower and each of its Subsidiaries (on a consolidated basis), are able to pay their debts (including trade debts) as they mature. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

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SECTION 6. INSURANCE; INDEMNIFICATION

6.1 Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance covering Borrower and its Subsidiaries, on an occurrence form, against risks and in such amounts customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of [**] Dollars ($[**]) of commercial general liability insurance for each occurrence. Borrower maintains and shall continue to maintain a minimum of [**] Dollars ($[**]) of directors’ and officers’ insurance for each occurrence and [**] Dollars ($[**]) in the aggregate. Until the Secured Obligations are Paid in Full, Borrower shall also cause to be carried and maintained insurance upon the business and assets of Borrower and its Subsidiaries, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.

6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2: (i) on the Closing Date, and (ii) thereafter, on the date of delivery of each Compliance Certificate delivered for the last month of a fiscal quarter policy renewal or modification after the Closing Date that results in newly issued certificates. Borrower’s insurance certificate shall reflect Agent (shown as “Hercules Capital, Inc., as Agent, and its successors and/or assigns”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. At Agent’s request, Borrower shall provide Agent with copies of each insurance policy, and upon entering into or amending any insurance policy required hereunder in any material respect, Borrower shall, on or before the date of the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter following such entry or amendment, provide Agent with updated insurance certificates with respect to such policies, and, upon Agent’s request, copies of such policies.

6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all third-party claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable and documented out-of-pocket

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attorneys’ fees and out-of-pocket disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent such Liabilities arise solely out of gross negligence or willful misconduct of any Indemnified Person or changes in income tax rates. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement, in each case, subject to the applicable statute of limitations.

SECTION 7. COVENANTS OF BORROWER

Borrower agrees as follows:

7.1 Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):

(a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated), including balance sheet and related statements of income and cash flows, all certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year-end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;

(b) as soon as practicable (and in any event within forty-five (45) days) after the end of each calendar quarter), unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;

(c) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited financial statements as of the end of such year (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified without qualification (other than any going concern qualification) by Deloitte & Touche LLP or another firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants;

(d) as soon as practicable (and in any event within thirty (30) days) after the end of each month, a Compliance Certificate;

(e) as soon as practicable (and in any event within thirty (30) days) after the end of each month, a report showing agings of accounts receivable and accounts payable;

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(f) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements, information or reports that Company has made available to holders of its common stock and copies of any regular, periodic and special reports or registration statements that Company files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or any national securities exchange;

(g) upon Agent’s request, copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries;

(h) promptly upon the request of Agent or Lender at any time after the achievement of Approval Milestone 1 or Approval Milestone 2, the most recently available materials that the Borrower provides to its directors detailing key metrics relating to Borrower's commercial performance;

(i) financial and business projections promptly following their approval by Company’s Board of Directors at the end of each fiscal year, and in any event, within sixty (60) days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent;

(j) on the date of delivery of any Compliance Certificate delivered for the last month of a fiscal quarter, insurance renewal statements of insurance policies required to be maintained in accordance with Section 6.1;

(k) prompt notice of any legal process that is reasonably likely to result in damages, expenses or liabilities of Borrower in excess of [**] Dollars ($[**]); and

(l) prompt (but in any event no more than two (2) Business Days’) notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Borrower shall not (without the consent of Agent, such consent not to be unreasonably withheld or delayed), make any change in its (a) accounting policies or reporting practices, except as required by GAAP or pursuant to applicable securities laws or regulations of the SEC or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.

The executed Compliance Certificate, and all Financial Statements required to be delivered hereunder shall be sent per instructions (i) specified on Addendum 2 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c), (f) or (k) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower makes such documented publicly available.

7.2 Management Rights. Borrower shall permit any representative that Agent or Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often

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than once per fiscal year. In addition, in connection with such inspections, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records at such time. In addition, Agent or Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lenders with respect to any business issues shall not be deemed to give Agent or Lenders, nor be deemed an exercise by Agent or Lenders of, control over Borrower’s management or policies.

7.3 Further Assurances. Borrower shall, and shall cause each other Loan Party to, from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral or otherwise evidence Agent’s rights herein. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby or pursuant to applicable Loan Documents. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), and Borrower hereby authorizes Agent, at any time during the existence of an Event of Default, to execute and deliver on behalf of Borrower any collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall, in good faith and in its reasonable commercial discretion, in each case, subject to the terms of this Agreement, protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.

7.4 Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness or Indebtedness in respect of capital leases permitted hereunder pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower, (d) payments made on Subordinated Indebtedness to the extent permitted under the relevant Subordination Agreement, (e) the issuance of and performance of obligations under Permitted Convertible Debt, (f) the conversion, exchange, exercise, repurchase, redemption of Permitted Convertible Debt, or the exercise or early unwind or termination of Permitted Bond Hedge Transactions and Permitted Warrant Transactions, in each case so long as any cash prepayments made by Borrower in connection therewith are Permitted Convertible Debt Financing Payments, (g) Indebtedness owed under corporate credit cards constituting Permitted Indebtedness and prepaid in the ordinary course of business, (h) Permitted Indebtedness with the proceeds of Permitted Indebtedness, (i) prepayment of Indebtedness permitted under clauses (i), (iv), (vii), and (~~xviii~~xix) of the definition of Permitted Indebtedness, or (j) as otherwise permitted hereunder or approved in writing by Agent. Notwithstanding the foregoing, payments constituting Thermo Fisher Installment Payments made in compliance with Section 7.25 shall be permitted.

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7.5 Collateral. Borrower shall at all times (a) keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens), and (b) shall give Agent prompt written notice of any Liens thereon (other than Permitted Liens). Borrower shall not agree with any Person other than Agent or Lenders not to encumber its property other than in connection with Permitted Liens. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (i) this Agreement and the other Loan Documents, (ii) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (iii) agreements governing cash collateral arrangements constituting Permitted Liens restricting Liens on cash collateral accounts and the Cash therein, ~~and~~ (iv) restrictions on the assignment of the Extended Payment Schedule, under and as defined in the Thermo Fisher Agreement and (v) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary (other than Permitted Liens), and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens).

7.6 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments. No Loan Party shall directly or indirectly acquire or own, nor make any Investment in Digital Assets, nor permit any of its Subsidiaries so to do. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit Permitted Convertible Debt Financing Payments.

7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the fair market value for such stock or Equity Interest unless required by the terms of such agreement or plan, or pursuant to a public repurchase of securities in compliance with the requirements of SEC Rule 10b-18, or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of [**] Dollars ($[**]) in the aggregate, or (d) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof other than pursuant to the terms thereof so long as such conversion does not result in a Change of Control, or (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of [**] Dollars ($[**]) in the aggregate other than cancellation of Indebtedness in connection with the repurchase of Equity Interests permitted under clause (a) above or clause (iii) of the definition of Permitted Investments. Notwithstanding the foregoing, payments constituting Thermo Fisher Installment Payments made in compliance with Section 7.25 shall be permitted.

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit Permitted Convertible Debt Financing in accordance with the terms of the Payments.

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7.8 Transfers. Except for Permitted Transfers, Borrower shall not, and shall not permit any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey (“Transfer”) any equitable, beneficial or legal interest in any material portion of its assets (including, without limitation, pursuant to a Division); provided that licenses of Company IP (to the extent not constituting Permitted Transfers) may be made with the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed). Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.8 shall not prohibit the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or Borrower’s delivery of the conversion consideration in connection therewith; provided that the conversion consideration (or exchange or inducement consideration) paid to such holders constitutes a Permitted Convertible Debt Financing Payment.

7.9 Mergers and Consolidations. Except for Permitted Acquisitions, Borrower shall not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower).

7.10 Taxes. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against Borrower or such Subsidiary or the Collateral or upon Borrower’s (or such Subsidiary’s) ownership, possession, use, operation or disposition thereof or upon Borrower’s (or such Subsidiary’s) rents, receipts or earnings arising therefrom. Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed. Notwithstanding the foregoing, Borrower and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.

7.11 Corporate Changes.

(a) Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent.

(b) Neither Borrower nor any Subsidiary shall suffer a Change in Control.

(c) Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America.

(d) If Borrower intends to add any new offices or business locations, including warehouses, containing any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of [**] Dollars ($[**]) (other than offices, business locations or warehouses holding primarily (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions), then Borrower will use commercially reasonable efforts to cause the landlord of any such new offices or business locations, including

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warehouses, to execute and deliver a landlord consent in form and substance satisfactory to Agent within thirty (30) days.

(e) If Borrower intends to deliver any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of [**] Dollars ($[**]) to a bailee (other than bailees or other third parties in possession of (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions), and Agent and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will use commercially reasonable efforts to cause such bailee to execute and deliver a bailee agreement in form and substance satisfactory to Agent within thirty (30) days.

(f) The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.

(g) Without the prior written consent of Agent, the Borrower will not make, or agree to make, any modification, amendment or waiver of any of the terms or provisions of Borrower’s Organizational Documents that is adverse to Agent or any of the Lenders.

7.12 Deposit Accounts. No Loan Party shall maintain any Deposit Accounts, any accounts or sub-accounts in connection with an insured cash sweep program, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement on terms and conditions satisfactory to Agent in its sole discretion, provided that no Account Control Agreement shall be required for (i) any Excluded Account or (ii) any other deposit accounts, so long as the aggregate amount in all such deposit accounts do not exceed [**] Dollars ($[**]) on any day. None of the Loan Parties or any of their Subsidiaries shall own or hold any Digital Assets.

7.13 Joinder of Subsidiaries. Borrower shall notify Agent of each Subsidiary formed or acquired subsequent to the Closing Date (including any new Subsidiary formed by Division) and, within thirty (30) days of such formation or acquisition (or such longer period of time as agreed to by Agent in writing in its sole discretion), shall cause any such Subsidiary (other than an Excluded Subsidiary) to execute and deliver to Agent a Joinder Agreement and such other documents and instruments as shall be requested by Agent to effectuate the transactions contemplated by such Joinder Agreement (in each case in form and substance acceptable to Agent), or, if requested by Agent, a Guaranty and appropriate collateral security documents to secure the obligations pursuant to such Guaranty (in each case in form and substance acceptable to Agent); it being agreed that if such new Subsidiary is formed by a Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary. In the event one or more Subsidiaries that were previously Excluded Subsidiaries no longer qualify as an Excluded Subsidiary, such Subsidiaries shall be subject to the requirements of the immediately preceding sentence.

7.14 Regulatory and Product Notices. The Borrower, on behalf of the Loan Parties, shall promptly (but in any event within ten (10) Business Days) after the receipt or occurrence thereof notify Agent of:

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(a) any written notice that the FDA (or international equivalent) is limiting, suspending or revoking any Registration (including, but not limited to, by the issuance of a clinical hold),

(b) any written notice from a Governmental Authority that a Loan Party or its Subsidiaries has become subject to any regulatory action,

(c) any written notice from the FDA indicating the exclusion or debarment from any governmental healthcare program or debarment or disqualification by FDA (or international equivalent) of any Loan Party or its Subsidiaries,

(d) any written notice from a Governmental Authority that a Loan Party or any Subsidiary, or any of their licensees or sublicensees (including licensees or sublicensees under any Material Agreement), is being investigated or is the subject of any allegation of potential or actual violations of any FDA Laws,

(e) any written notice from a Governmental Authority that any Borrower Product has been seized, withdrawn, recalled, detained, or subject to a suspension of manufacturing, or the commencement of any proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, or seizure of any Borrower Product are pending or threatened in writing against Borrower or its Subsidiaries, or

(f) any written notice from the FDA narrowing or otherwise limiting the scope of marketing authorization or the labeling of the products of any Loan Party and its Subsidiaries under any Registration;

except, in each case of (a) through (f) above, where such action would not reasonably be expected to have, either individually or in the aggregate, any Material Regulatory Liabilities.

7.15 Notification of Event of Default. Borrower shall notify Agent promptly (but in any event within two (2) Business Days after the occurrence) of the occurrence of any Event of Default.

7.16 SBA. One or more affiliates of Agent have received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated regulations, as amended (collectively, the “SBIC Act”). Portions of the Loan to Borrower may be made by a Lender that is a SBIC. Addendum 3 to this Agreement outlines various responsibilities of Agent, each Lender and Borrower associated with a loan made by a SBIC, and such Addendum 3 is hereby incorporated in this Agreement. Borrower shall immediately notify Agent of any failure to comply with its obligations under Addendum 3 upon acquiring knowledge thereof.

7.17 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.

7.18 MSC Investment Conditions. At any time that the MSC Subsidiary has any assets or liabilities, Borrower shall satisfy the MSC Investment Conditions at all times.

7.19 Material Agreement. Borrower shall give prompt (and in any event within ten (10) Business Days) written notice to Agent of entering into a Material Agreement or materially

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amending or terminating a Material Agreement; provided that to the extent disclosure of any such Material Agreement, material amendment or termination is included in materials otherwise filed with the SEC, such notice shall be deemed to have been delivered on the date on which Borrower makes such disclosure publicly available.

7.20 Compliance with Laws.

(a) Borrower (i) shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and (ii) shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business. Borrower shall not become an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the 1940 Act, or a company controlled by an “investment company” under the 1940 Act, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation X, T and U of the Federal Reserve Board of Governors).

(b) Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any controlled Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any controlled Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti‑Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti‑Terrorism Law.

(c) Borrower has implemented and shall maintain in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(d) None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

7.21 Financial Covenant.

(a) Minimum Cash. Beginning on the Initial Minimum Cash Test Date and at all times thereafter, Borrower shall maintain Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, multiplied by (i) prior to Borrower’s achievement of either the Approval Milestone I or the Approval Milestone II, sixty percent (60%),

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and (ii) from and after Borrower’s achievement of either the Approval Milestone I or the Approval Milestone II (the “Initial Cash Stepdown”), [**] percent ([**]%) (as applicable, the “Minimum Cash Coverage Percentage”); provided, that, upon Borrower’s achievement of the Initial Cash Stepdown and the Commercial Milestone, the Minimum Cash Coverage Percentage shall be reduced to [**] percent ([**]%); provided further that, if Borrower has not achieved either Data Milestone ~~1~~I or Data Milestone ~~2~~II on or before [**], then beginning on [**] the Minimum Cash Coverage Percentage shall be increased to [**] percent ([**]%) until such time as Borrower achieves either Approval Milestone I or the Approval Milestone II, at which time it shall be decreased to [**] percent ([**]%) and further decreased to [**] percent ([**]%) upon Borrower’s achievement of the Initial Cash Stepdown and the Commercial Milestone. Notwithstanding the foregoing, this Section 7.21(a) shall not be required to be complied with at any time in which Company’s Market Capitalization for such day is greater than One Billion Six Hundred Fifty Million Dollars ($1,650,000,000).

If any Loan Party makes a cash payment in respect of Permitted Convertible Debt utilizing the Redemption Conditions, Borrower shall, at all times thereafter, maintain Qualified Cash in an amount equal to no less than [**] percent ([**]%) of the Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Term Loan Advances were prepaid at the time of measurement).

(b) Minimum Revenue. Beginning on the Initial Minimum Revenue Test Date and tested monthly thereafter, Borrower shall generate Net Product Revenue, measured on a trailing six (6) month basis, of at least [**] percent ([**]%) of the Net Product Revenue included in the Board Approved Forecast for the trailing six (6) month period ending on the last day of such month. Notwithstanding the foregoing, this Section 7.21(b) shall not be required to be complied with for any particular month to the extent that for each day during such month, either (i) Borrower maintains Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, or (ii) (x) Company’s Market Capitalization for such day is greater than One Billion Six Hundred Fifty Million Dollars ($1,650,000,000), and (y) Borrower maintains Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, multiplied by fifty percent (50%).

7.22 Intellectual Property. Each Borrower shall (i) use commercially reasonable efforts protect, defend and maintain the validity and enforceability of Current Company IP, except in connection with transactions permitted by clause (ix) of Permitted Transfers and (ii) not allow any Intellectual Property material to Borrowers’ business to be abandoned (other than in the normal course of prosecution whereby, for example, an application is abandoned in favor of a continuation or divisional application), forfeited or dedicated to the public without Agent’s written consent, except in connection with transactions permitted by clause (ix) of Permitted Transfers. If a Borrower (a) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (b) applies for any Patent or the registration of any Trademark, then such Borrower shall concurrently with the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter, provide written notice thereof to Agent and shall execute such intellectual property security agreements (unless such application for Patent is a continuing or divisional application of preexisting Current Company IP) and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property; provided that, for the avoidance of doubt, (a) and (b) shall not require Borrower to record intellectual security agreements with government offices, such as the USPTO, for Patents and Trademarks but rather Agent’s responsibility to record after Borrower execution (if any). If a Borrower decides to register any Copyrights or mask works in the United States Copyright

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Office, such Borrower shall: (x) provide Agent written notice concurrently with the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto) and (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office.

7.23 Transactions with Affiliates. Except as otherwise described on Schedule 7.23, Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary, other than transactions (a) among Loan Parties, (b) on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary, (c) to the extent approved by Borrower’s board of directors or a duly authorized committee thereof or a duly authorized officer of Borrower, the payment of reasonable fees to directors of Borrower who are not employees of Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, and severance, separation and consulting agreements or arrangements entered into with, directors, officers or employees of Borrower or its Subsidiaries in the ordinary course of business, (d) the sale and issuance of Borrower’s Qualified Equity Interests to Affiliates in a transaction not resulting in a Change in Control, and (e) intercompany transactions expressly permitted by Section 7.

7.24 Permitted Convertible Debt Financing Payments.

(a) Make or permit any payment on Permitted Convertible Debt Financing except (i) interest payments in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing, (ii) Borrower’s delivery of conversion consideration in connection with the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or the delivery of Common Stock and Cash in lieu of fractional shares of Common Stock to induce the conversion of Permitted Convertible Debt Financing; provided that the conversion consideration (or inducement consideration) paid to such holders is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock, (iii) payments in connection with redemptions or repurchases permitted by Section 7.24(b), or (iv) any other payments if, before and after giving effect to such payments, the Redemption Conditions are satisfied.

(b) Redeem, repurchase or exchange any Permitted Convertible Debt Financing, except (i) the redemption or repurchase of Permitted Convertible Debt Financing in exchange for Common Stock and Cash in lieu of fractional shares of Common Stock; provided that the repurchase consideration paid to the holders of Permitted Convertible Debt Financing is limited to (A) Common Stock, (B) Cash in lieu of fractional shares of Common Stock, (ii) redemptions or repurchases with Cash if, before and after giving effect to such payments, the Redemption Conditions are satisfied, (iii) exchanges for a different series of Permitted Convertible Debt Financing, (iv) redemptions or repurchases with Cash in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of Common Stock and/or Permitted Convertible Debt Financing (or a permitted refinancing thereof) plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or

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termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the convertible notes issued in a Permitted Convertible Debt Financing that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt Financing that are so repurchased, exchanged or converted.

(c) In no event shall the foregoing permit Borrower to pay holders of Permitted Convertible Debt Financing any Cash (other than cash in lieu of fractional shares) in connection with mandatory repurchase rights granted to such holders upon the occurrence of a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term, unless, before and after giving effect to such payments, the Redemption Conditions are satisfied.

(d) Notwithstanding anything to the contrary set forth in this Section 7.24, and for the avoidance of doubt: (i) Borrower may make any required payment of premium to a counterparty thereunder due in connection with entering into any Permitted Bond Hedge Transaction; (ii) Borrower may make any payment in connection with any Permitted Warrant Transaction by (1) delivery of shares of Borrower’s Common Stock (together with cash in lieu of fractional shares) upon net share settlement thereof, (2) set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in Borrower’s Common Stock and (3) solely to the extent Borrower does not have the option of satisfying such payment obligations through the delivery of shares of Borrower’s Common Stock or is otherwise required to satisfy such payment obligations in Cash, set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in cash (it being understood and agreed that any payment made in Cash in connection with Permitted Warrant Transactions by set-off, netting and/or payment of an early termination payment or similar payment thereunder, in each case, after using commercially reasonable efforts to satisfy such obligation (or the portion thereof remaining after giving effect to any netting or set-off against termination or similar payments under an applicable Permitted Bond Hedge Transaction) by delivery of shares of Borrower’s Common Stock shall be deemed to be a payment obligation required to be satisfied in Cash); and (iii) Borrower may acquire shares or other Equity Interests or cash or a combination thereof under the terms of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction.

Each of the payments permitted by the foregoing Section 7.24(a) – (d) shall be referred to herein as “Permitted Convertible Debt Financing Payments”).

7.25 Thermo Fisher Installment Payments. Notwithstanding anything to the contrary in this Agreement, Borrower may make the Thermo Fisher Installment Payments pursuant to any Thermo Fisher Agreement so long as (a) no Default or Event of Default has occurred and is continuing and (b) to the extent the Thermo Fisher Installment Payments constitute Indebtedness, such amounts are unsecured.

SECTION 8. RIGHT TO invest

8.1 Borrower shall provide (or in the case of a Subsequent Financing that is a registered offering, Borrower shall use its commercially reasonable efforts to request the managing underwriter(s) of such Subsequent Financing to provide) the Lenders or their permitted assignees or nominees, designated as such in writing to Borrower, the opportunity, in their discretion, to participate in any Subsequent Financing in an aggregate amount of up to the Five Million Dollars

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($5,000,000) on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing, subject to compliance with all applicable securities laws and regulations. For the avoidance of doubt, in the event of a registered offering, to the extent Borrower has used its commercially reasonable efforts as set forth above and the managing underwriter(s) of a Subsequent Financing refuse to allocate securities to Lenders in accordance with the aforementioned request (“Underwriter Refusal”), Borrower shall have no further obligations or liability under this Section 8.1 with respect to such Subsequent Financing. If the Lenders (or their permitted assignees or nominees) elect to participate in any Subsequent Financing, the Lenders (or their permitted assignees or nominees, as applicable) participating in such Subsequent Financing agree to become a party to the agreements executed by the other investors participating in such Subsequent Financing, including with respect to obligations of confidentiality or as may otherwise be required by the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. Borrower, or an investment bank or underwriter engaged on Borrower’s behalf, shall provide the Lenders or their permitted assignees or nominees at least one (1) Business Day’s notice of any planned Subsequent Financing. This Section 8.1, and all rights and obligations provided for hereunder, shall terminate upon the earliest to occur of (a) termination of this Agreement, (b) such time that the Lenders or their assignees or nominees, have purchased Borrower’s Equity Interests in an aggregate amount of at least Five Million Dollars ($5,000,000) in one or more Subsequent Financings and (c) Borrower extending (or causing to be extended) two (2) such offers to permit the Lenders or their permitted assignees or nominees the opportunity to participate in Subsequent Financings; provided that any Subsequent Financing resulting in an Underwriter Refusal shall not be included for purposes of achieving two (2) such offers.

SECTION 9. EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an “Event of Default”:

9.1 Payments. A Loan Party fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or

9.2 Covenants. A Loan Party breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lenders, and (a) with respect to a Default under any covenant under this Agreement (other than under Sections 4.5, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.21, 7.22 ~~and~~, 7.24 and 7.25), any other Loan Document, or any other agreement among Borrower, Agent and Lenders, such default continues for more than twenty (20) days after the earlier of the date on which (i) Agent or Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a Default under any of Sections 4.5, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.21, 7.22 ~~and~~ 7.24 and 7.25), the occurrence of such Default; or

9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; provided that the occurrence of the following, individually, shall not, in and of itself, constitute a “Material Adverse Effect” hereunder: (i) the failure to achieve any Milestone, (ii) adverse results or delays with respect to, or the failure to achieve, any clinical or non-clinical trial goals or objectives, (iii) the denial, delay or limitation or

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qualification of approval of the FDA or other regulatory agency with respect to any proposed drug or other Borrower Products, or (iv) any revisions to or termination of a strategic alliance, joint venture, co-promotion, co-commercialization or co-development agreements or license arrangement maintained by Borrower so long as the same does not affect the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents; or

9.4 Representations. Any representation or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or

9.5 Insolvency. (a) A Loan Party or any of its Subsidiaries fails to be solvent as described under Section 5.15 hereof; (b) a Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days (but no Advances shall be made while any of the conditions described in clause (a) exist or until any Insolvency Proceeding is dismissed); or

9.6 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least [**] Dollars ($[**]) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within twenty (20) days after the entry, assessment or issuance thereof, discharged, or after execution thereof, or stayed pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Advances shall be made prior to the discharge, or stay of such fine, penalty, judgment, order or decree); or

9.7 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of any Loan Party or any of its Subsidiaries, or (ii) a notice of lien or levy is filed against any of any Loan Party’s or any of its Subsidiaries’ assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within twenty (20) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any twenty (20) day cure period; or

(b) (i) any material portion of any Loan Party’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party from conducting all or any material part of its business

9.8 Other Obligations. The occurrence of any default in which the Loan Party is the defaulting party under (i) any agreement or obligation of a Loan Party involving any Indebtedness in excess of [**] Dollars ($[**]), or (ii) any Material Agreement to the extent such default results in a right by a third party or parties, whether or not exercised, to terminate such Material Agreement or accelerate payments in excess of [**] Dollars ($[**]) owed thereunder.

SECTION 10. REMEDIES

10.1 General. Upon the occurrence and during the continuation of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the outstanding Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the

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occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act). Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to: (a) exercisable following the occurrence and during the continuance of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; (vi) receive, open and dispose of mail addressed to Borrower; (vii) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (viii) notify all account debtors to pay Agent directly. Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until Payment in Full. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until Payment in Full. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.

10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent, in an amount equal to the sum of all fees owing to Agent hereunder and under any other Loan Document;

Second, to Agent and Lenders in an amount sufficient to pay in full Agent’s and Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;

Third, to Lenders, ratably, in an amount equal to the sum of all accrued interest owing to Lenders on the Term Loan Advances hereunder;

Fourth, to Lenders, ratably, in an amount equal to the sum of the outstanding principal and premium, if any owing to Lenders from Borrower on the Term Loan Advances hereunder;

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Fifth, to Lenders and Agent, ratably (in proportion to all remaining Secured Obligations owing to each), in an amount equal to the sum of all other outstanding and unpaid Secured Obligations (including principal, interest, and the default rate interest set forth in Section 2.4, if required under this Agreement), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final Payment in Full, to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.

10.4 Waivers. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.

10.5 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.

SECTION 11. MISCELLANEOUS

11.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

(a) If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, [**]
1 North B Street, Suite 2000

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San Mateo, CA 94401
email: [**]
Telephone: 650-289-3060

(b) If to Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, [**]
1 North B Street, Suite 2000
San Mateo, CA 94401
email: [**]
Telephone: 650-289-3060

(c) If to Borrower:

DYNE THERAPEUTICS, INC.
Attention: Erick Lucera, Chief Financial Officer
1560 Trapelo Road
Waltham, MA 02451
email: [**]

With a copy (which shall not constitute notice) to:

WilmerHale
1225 Seventeenth St., Suite 2600
Denver, CO 80202 USA
Attn: Nathan J. Moore
Email: Nathan.Moore@Wilmerhale.com
Telephone: (720) 598-3462

or to such other address as each party may designate for itself by like notice.

11.3 Entire Agreement; Amendments.

(a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated [**] and the Non-Disclosure Agreement).

(b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Loan Parties party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of

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this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 4 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the applicable Loan Parties, Lenders, Agent and all future holders of the Loans.

11.4 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.5 No Waiver. The powers conferred upon Agent and Lenders by this Agreement are solely to protect their rights hereunder and under the other Loan Documents and their interest in the Collateral and shall not impose any duty upon Agent or Lenders to exercise any such powers. No omission or delay by Agent or Lenders at any time to enforce any right or remedy reserved to them, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lenders are entitled, nor shall it in any way affect the right of Agent or Lenders to enforce such provisions thereafter.

11.6 Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.9, 11.11, 11.14, 11.15, 11.17 and 11.18 shall survive the termination of this Agreement.

11.7 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). No Loan Party shall assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lenders may not assign, transfer, or endorse its rights hereunder and under the other Loan Documents without the prior written consent of Borrower (not to be unreasonably withheld, conditioned or delayed); provided that no such consent shall be required for any such assignment, transfer or endorsement (x) after the occurrence of an Event of Default that is continuing, or (y) to Agent or a Lender or Affiliate of any Lender or Agent, and all of such rights shall inure to the benefit of Agent’s and Lenders’ successors and assigns. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization

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transactions, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8 Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that (A) such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation, (B) each Lender agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Addendum 1 with respect to its participant(s), (C) no such participation shall release any Lender from any of its obligations under any Loan Document and (D) if no Event of Default has occurred and is continuing, no participant may be a direct competitor of Borrower (as reasonably determined by Agent).

11.9 Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lenders in the State of New York, and shall have been accepted by Agent and Lenders in the State of New York. Payment to Agent and Lenders by

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Borrower of the Secured Obligations is due in the State of New York. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.10 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of New York. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction of the United States District Court for the Southern District of New York; (b) waives any objection as to jurisdiction or venue in the United States District Court for the Southern District of New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

11.11 Mutual Waiver of Jury Trial

. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower or any Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

11.12 Professional Fees. Borrower promises to pay Agent’s and Lenders’ reasonable and documented out-of-pocket fees and expenses necessary to finalize the Loan Documents, including but not limited to reasonable and documented out-of-pocket attorneys’ fees, UCC searches, filing costs, and other related expenses. In addition, Borrower promises to pay any and all reasonable and documented out-of-pocket attorneys’ and other reasonable and documented out-of-pocket professionals’ fees (excluding costs of in-house counsel) and reasonable and documented out-of-pocket expenses incurred by Agent and Lenders after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related

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to Borrower, the Collateral, the Loan Documents, including representing Agent or Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.

11.13 Confidentiality. Agent and Lenders acknowledge that items of Collateral and information provided to Agent and Lenders by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lenders agree that any Confidential Information it may obtain in connection with the Loan Documents or in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, representatives and other professional advisors if Agent or Lenders in their sole discretion determine that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this Section or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information and in any case are not materially less restrictive than this Section; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than Borrower; (c) if required or appropriate in any report, statement or testimony required by law or order of any Governmental Authority to be submitted to any Governmental Authority having or claiming to have jurisdiction over Agent or Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or Lenders or demanded by any Governmental Authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after the occurrence and during the continuance of an Event of Default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or Lenders or any bona fide prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information which are not materially less restrictive than this Section; (h) to any investor or bona fide potential investor (and each of their respective Affiliates or clients) in Agent or Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information which are not materially less restrictive than this Section; (i) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (j) otherwise with the prior written consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement.

11.14 Assignment of Rights. Borrower acknowledges and understands that Agent or Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and

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such Assignee shall be vested with all rights, powers and remedies of Agent and Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lenders shall relieve Borrower of any of its obligations hereunder. Lenders agree that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

11.15 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lenders in Cash.

11.16 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

11.17 No Third-Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lenders and the Loan Parties party thereto.

11.18 Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 4 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 4 attached hereto.

11.19 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no consent shall be required to disclose information (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange or

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the rules and regulations of the Securities and Exchange Commission (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.13.

11.20 Multiple Borrowers. Each Borrower hereby agrees to the terms and conditions set forth on Addendum 5 attached hereto.

11.21 Managerial Assistance. Borrower acknowledges that Hercules Capital, Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Hercules Capital, Inc. by contacting [**].

11.22 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(SIGNATURES TO FOLLOW)

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IN WITNESS WHEREOF, Borrower, Agent and Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:

DYNE THERAPEUTICS, INC.

Signature: /s/ Erick Lucera_____________

Print Name: Erick Lucera

Title: Chief Financial Officer and Treasurer

Accepted in San Mateo, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules ~~Adviser~~Private Global Venture Growth Fund GP I LLC, its ~~Investment Adviser~~General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

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HERCULES PRIVATE GLOBAL VENTURE

GROWTH FUND I L.P.

By: Hercules ~~Adviser~~Private Global Venture Growth Fund GP I LLC, its ~~Investment Adviser~~General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES VENTURE GROWTH CREDIT

OPPORTUNITIES FUND I L.P.

By: Hercules ~~Adviser~~Venture Growth Credit Opportunities Fund GP I LLC, its ~~Investment Adviser~~General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC

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Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

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Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs

Addendum 2: Delivery Instructions

Addendum 3: SBA Provisions

Addendum 4: Agent and Lender Terms

Addendum 5: Multiple Borrower Terms

Exhibit A: Advance Request
Attachment to Advance Request

Exhibit B: Name, Locations, and Other Information for Borrower

Exhibit C: Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit D: Borrower’s Deposit Accounts and Investment Accounts

Exhibit E: Compliance Certificate

Exhibit F: Joinder Agreement

Exhibit G: [Reserved.]

Exhibit H: ACH Debit Authorization Agreement

Exhibit I: [Reserved.]

Exhibit J-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit K: Certain Economic Terms

Schedule 1.1 Commitments

Schedule 1 Subsidiaries
Schedule 1A Existing Permitted Indebtedness
Schedule 1B Existing Permitted Investments

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Schedule 1C Existing Permitted Liens
Schedule 5.3 Consents, Etc.
Schedule 5.8 Tax Matters
Schedule 5.9 Intellectual Property Claims
Schedule 5.10 Intellectual Property
Schedule 5.11 Borrower Products

Schedule 5.13 Employee Loans
Schedule 5.14 Capitalization

Schedule 7.23 Affiliate Transactions

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ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

TAXES; INCREASED COSTS

1. Defined Terms. For purposes of this Addendum 1:

a. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

b. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA.

c. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

d. “Foreign Lender” means a Lender that is not a U.S. Person.

e. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

f. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

g. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

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h. “Recipient” means Agent or any Lender, as applicable.

i. “Withholding Agent” means Borrower and Agent.

2. Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

3. Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.

4. Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate describing the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, Borrower agrees to pay, and to hold Agent and any Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar Taxes (excluding Taxes imposed on or measured by the net income of Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.

5. Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of

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Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to Lenders from any other source against any amount due to Agent under this Section 5.

6. Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to the provisions of this Addendum 1, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

7. Status of Lenders.

a. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

b. Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,

i. any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

ii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

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A. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

B. executed copies of IRS Form W-8ECI;

C. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

D. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

iii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

iv. if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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c. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.

8. Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

9. Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan Advance or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.

10. Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

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ADDENDUM 2 to LOAN AND SECURITY AGREEMENT

Delivery Instructions

The Compliance Certificate shall be uploaded and executed via Lumonic1. All other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be submitted via Lumonic.

The Compliance Certificate and other financial reports required to be furnished to Agent pursuant to Section 7.1 may be sent to [**] with a copy to [**], should access to Lumonic be temporarily unavailable.

1 All references to Lumonic shall be interpreted as the Portfolio Management Software currently in use by Agent. Lumonic can be reached at the following URL: https://lumonic.com/

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT

SBIC

(a) Borrower’s Business. For purposes of this Addendum 3, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103. Borrower (i) represents and warrants to Agent and Lenders, with respect to subsection 1 below, as of the initial SBA Funding Date, and (ii) represents and warrants to Agent and Lenders, as of each SBA Funding Date and covenants to Agent and Lenders for a period of one year after each SBA Funding Date or for such longer period as set forth below with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows:

1. Size Status. Borrower’s primary NAICS code is 541714 and has less than 250 employees in the aggregate (as determined in accordance with Title 13 Code of Federal Regulations Section 121.106);

2. No Relender. Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair;

3. No Passive Business. Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties). Borrower’s employees are carrying on the majority of day to day operations. Borrower will not pass through substantially all of the proceeds of the Loan to another entity;

4. No Real Estate Business. Borrower is not classified under North American Industry Classification System (NAICS) codes 531110 (lessors of residential buildings and dwellings), 531120 (lessors of nonresidential buildings except miniwarehouses), 531190 (lessors of other real estate property), 237210 (land subdivision), or 236117 (new housing for-sale builders). Borrower is not classified under NAICS codes 236118 (residential remodelers), 236210 (industrial building construction), or 236220 (commercial and institutional building construction), if Borrower is primarily engaged in construction or renovation of properties on its own account rather than as a hired contractor. Borrower is not classified under NAICS codes 531210 (offices of real estate agents and brokers), 531311 (residential property managers), 531312 (nonresidential property managers), 531320 (offices of real estate appraisers), or 531390 (other activities related to real estate), unless it derives at least 80 percent of its revenue from non-Affiliate sources. The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.

5. No Project Finance. Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business’s financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells). The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).

6. No Farm Land Purchases. Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.

7. No Foreign Investment. The proceeds of the Loan will not be used substantially for a foreign operation, passed through to a foreign business or used to acquire a foreign business. Borrower will not have, on or within one year after each SBA Funding Date and each other Loan provided by a Lender that is an SBIC more than 49 percent of its employees or tangible assets located outside the United States of America.

(b) Small Business Administration Documentation. Agent and Lenders acknowledge that Borrower completed, executed and delivered to Agent prior to each SBA Funding Date SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Agent regarding its intended use of proceeds from the sale of securities to Lenders (the “Use of Proceeds Statement”). Borrower represents and warrants to Agent and Lenders that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of each SBA Funding Date is accurate and complete.

(c) Inspection. The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents. Subject to the preceding sentence, Borrower will permit, for so long as Lenders hold any debt or equity securities of Borrower, Agent, Lenders or their representative, at Agent’s or Lenders’ expense, and examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Agent or Lenders or the SBA.

(d) Annual Assessment. Upon request of Agent or Lender, promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Agent or Lenders, Borrower will deliver to Agent a written assessment of the economic impact of Lenders’ investment in Borrower, specifying the full-time equivalent net jobs created and total jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of Borrower’s business and on taxes paid by Borrower and its employees, and such other information as may be required regarding Borrower in connection with the filing of Lenders’ SBA Form 468. Lenders will assist Borrower with preparing such assessment. In addition to any other rights granted hereunder, Borrower will grant Agent and Lenders and the SBA access to Borrower’s books and records for the purpose of verifying the use

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of such proceeds. Borrower also will furnish or cause to be furnished to Agent and Lenders such other information regarding the business, affairs and condition of Borrower as Agent or Lenders may from time to time reasonably request, and such information shall be certified by the President, Chief Executive Officer or Chief Financial Officer of Borrower to the extent requested by Agent or Lender for compliance with the SBIC Act.

(e) Use of Proceeds. Borrower will use the proceeds from the Loan only for purposes set forth in Section 7.17. Borrower will deliver to Agent from time to time promptly following Agent’s request, a written report, certified as correct by Borrower’s Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed. Borrower will supply to Agent such additional information and documents as Agent reasonably requests with respect to its use of proceeds and will permit Agent and Lenders and the SBA to have access to any and all Borrower records and information and personnel as Agent deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in Section 7.17.

(f) Activities and Proceeds. Neither Borrower nor any of its affiliates (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720. Borrower shall not, nor shall it cause or permit any of its subsidiaries to, without obtaining the prior written approval of Agent, change Borrower’s or any such subsidiary’s business activities from that conducted on the date hereof to a business activity from which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act. Borrower agrees that any such change in its or any such subsidiary’s business activities without such prior written consent of Agent shall constitute a material breach of the obligations of Borrower under this Addendum 3.

(g) Compliance and Resolution. Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Agent or Lenders believes that there is a substantial risk of such assertion) that Agent, Lenders and their affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lenders by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements among Borrower, Agent and Lenders. In the event of (i) a failure to comply with Borrower’s obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Agent or Lenders believe that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Agent, Lenders and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Agent, Lenders, and any governmental regulatory agency, and (ii) upon request of Lenders or Agent, Borrower will cooperate and assist with any assignment of the financing agreements among Hercules Capital IV, L.P. and Hercules SBIC V, L.P., as applicable, and Hercules Capital, Inc.

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ADDENDUM 4 to LOAN AND SECURITY AGREEMENT

Agent and Lender Terms

(a) Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and irrevocably authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, as to the use of the proceeds of the Term Loan Advances, the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. Agent shall not be responsible for insuring the Collateral or for the payment of any Taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officer of Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default.

(b) Neither Agent nor any of its officers, directors, employees, attorneys, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise (a) would subject Agent to a Tax in a jurisdiction where it is not then subject to a Tax or (b) would require Agent to qualify to do business in any jurisdiction where it is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity. With respect to its participation in the Loan Agreement hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though it were not performing the duties and functions delegated to it hereunder and the term “Lender” or

“Lenders” or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity.

(c) Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

(d) Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 4, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

(e) To the extent not reimbursed either by Borrower or from the application of Collateral proceeds pursuant to Section 10.2, a Lender (the “Indemnified Lender”) shall be indemnified by the other Lenders (an “Indemnifying Lender”), on a several basis in proportion to each Lender’s pro rata portion of the Term Commitment, and each Indemnifying Lender agrees to reimburse the Indemnified Lender for the Indemnifying Lender’s pro rata share of the following items (an “Indemnified Payment”):

(i) all reasonable out-of-pocket costs and expenses of the Indemnified Lender incurred by the Indemnified Lender in connection with the discharge of its activities under this Agreement or the Loan Agreement, including reasonable legal expenses and attorneys’ fees; provided, that the Indemnified Lender shall consult with the other Lender regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be “Claims” hereunder notwithstanding any disagreement by the other Lender as to their incurrence; and

from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by or asserted against the Indemnified Lender in any way

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relating to or arising out of this Agreement, or any action taken or omitted by the Indemnified Lender hereunder; provided, however, that the Indemnified Lender shall not be reimbursed or indemnified for an Indemnified Payment, except to the extent that the Indemnified Lender paid more than its ratable share of such payment. All Indemnified Payments as set forth in this clause (e) to an Indemnified Lender are intended to be paid ratably by the other Lender.

(f) [Reserved.]

(g) [Reserved.].

(h) Agent in Its Individual Capacity. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

(i) Exculpatory Provisions. Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent shall not:

(i) be subject to any fiduciary, advisory or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing;

(ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lenders, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

(iii) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

(j) In connection with any exercise of Enforcement Actions hereunder, neither any Agent nor any Lender or any of its partners, or any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.

(k) Each Lender and Agent may execute any of its powers and perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Each Lender and Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. No Lender or Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct.

(l) Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Term Loan Advances pursuant to the Loan Agreement and has made and shall continue to make its own appraisal of the

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creditworthiness of Borrower. Neither Agent nor any Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of all Lenders or to provide the other Lenders with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

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ADDENDUM 5 to LOAN AND SECURITY AGREEMENT

Multiple Borrower Terms

(a) Borrower’s Agent. Each Borrower hereby irrevocably appoints Company as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent or any Lender. Agent may rely, and shall be fully protected in relying, on any request for the Term Loan Advances, disbursement instruction, report, information or any other notice or communication made or given by Company, whether in its own name or on behalf of one or more of the other Borrowers, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Borrowers’ obligations hereunder be affected thereby.

(b) Waivers. Each Borrower hereby waives: (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to any other Borrower, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Borrower or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of any other Borrower or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until Payment in Full, nothing shall discharge or satisfy the liability of any Borrower hereunder except Payment in Full. If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Borrower), then and in any such event, each Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Borrower shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never

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originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Borrower hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower or other person, and including (but not limited to) any of the foregoing rights which any Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

(c) Consents. Each Borrower hereby consents and agrees that, without notice (except any notices expressly required by the Loan Documents) to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion: (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Borrower or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Borrowers or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (v) apply any sums received from any other Borrower, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable. Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Secured Obligations. Each Borrower further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.

(d) Independent Liability. Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against such Borrower, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by Agent. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Borrower is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto. Each Borrower represents and warrants that it is in a position to obtain, and each Borrower hereby assumes full responsibility for obtaining, any additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting

6

Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter.

(e) Subordination. All Indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Secured Obligations and Borrower holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.

7

EXHIBIT K

CERTAIN ECONOMIC TERMS

“Amortization Date”

If neither the First Interest Only Extension Conditions nor the Second Interest Only Extension Conditions are satisfied: July 1, 2028.

If the First Interest Only Extension Conditions are satisfied: July 1, 2029.

If the Second Interest Only Extension Conditions are satisfied: the Term Loan Maturity Date.

“Approval Milestone I” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that [**].

“Approval Milestone II” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that [**].

“At-the-Market Offering”

Means sales by Borrower of shares of its capital stock that are (i) offered on a delayed or continuous basis under Rule 415 promulgated under the Act pursuant to an effective registration statement on Form S-3 under the Act, and (ii) sold from time to time at prevailing market prices through a designated broker-dealer pursuant to a written agreement between Borrower and such broker-dealer

“Commercial Milestone” Satisfaction of each of the following events:

(a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has generated Net Product Revenue, measured on a trailing three (3) month basis, of at least [**] Dollars ($[**]) for any measuring period ending by or before March 31, 2028.

“Data Milestone I” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has [**].

“Data Milestone II” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower [**].

“Due Diligence Fee”	[**] Dollars ($[**])
“End of Term Charge”	(x) Five and one-half percent (5.50%) (“End of Term Charge Percentage”), multiplied by the aggregate original principal amount of such Term Loan Advances made hereunder Minus (y) the aggregate amount of payments made pursuant to Section 2.6(a)
“Financing Milestone” Satisfaction of each of the following events:

(a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has raised an aggregate amount of at least Three Hundred Fifty Million Dollars ($350,000,000) in Qualified Equity Issuance Net Proceeds between June 4, 2025 and December 15, 2026.

“First Interest Only Extension Conditions” Satisfaction of each of the following events:

(a) no Default or Event of Default shall have occurred and be continuing; and

(b) Agent’s receipt of evidence prior to July 1, 2028, in form and substance reasonably satisfactory to Agent, that the Tranche 2 Milestone has been achieved.

“Initial Facility Charge”	One Million Dollars ($1,000,000).
“Initial Minimum Cash Test Date”

April 1, 2026; provided, that the Initial Minimum Cash Test Date shall be extended to January 1, 2027 if Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has raised an aggregate amount of at least Three Hundred Fifty Million Dollars ($350,000,000) in Qualified Equity Issuance Net Proceeds between June 4, 2025 and December 15, 2026.

“Initial Minimum Revenue Test Date”	The date on or after the Initial Revenue Trigger Date on which the amount of the advanced Term Loan Advances is first greater than One Hundred Million Dollars ($100,000,000).
“Initial Revenue Trigger Date”

The date that reporting is due pursuant to Section 7.1(a) or (b) for the first calendar month or quarter, as applicable, which is nine (9) months after the earliest date that Borrower achieves either the Approval Milestone I or the Approval Milestone II.

“Maximum Term Loan Amount”	Two Hundred Seventy-Five Million Dollars ($275,000,000).
“Minimum Advance Amount”	[**] Dollars ($[**]).
“Prepayment Charge”

(a) The outstanding principal amount of each Advance amount being prepaid,

multiplied by

(b)

 (i) two percent (2.00%), if the principal amount of such Advance amounts are prepaid on or prior to the date which is twelve (12) months following the Closing Date;

(ii) one and one-half percent (1.50%), if the principal amount of such Advance amounts are prepaid after the date which is twelve (12) months following the Closing Date but on or prior to the date which is twenty-four (24) months following the Closing Date; and

(iii) three-quarters of one percent (0.75%), if after the date which is twenty-four (24) months following the Closing Date through the day before the Term Loan Maturity Date.

“Prime Rate”	The greater of (a) the “prime rate” as reported in The Wall Street Journal or any successor publication thereto and (b) seven and one-half percent (7.50%).
“Second Interest Only Extension Conditions” Satisfaction of each of the following events:

(a) no Default or Event of Default shall have occurred and be continuing;

(b) the First Interest Only Extension Conditions shall have been achieved; and

(c) Agent’s receipt of evidence prior to July 1, 2029, in form and substance reasonably satisfactory to Agent, that the Tranche 3 Milestone has been achieved.

“Subsequent Financing”

The closing of any broadly marketed equity offering of Borrower (other than sales effected pursuant to any At-the-Market Offering) which becomes effective after the Closing Date and that Borrower reasonably expects to result in aggregate gross proceeds to Borrower of at least Fifty Million Dollars ($50,000,000).

“Subsequent Tranche Facility Charge”	[**] percent ([**]%) of any Advance (other than a Tranche 1 Advance).
“Term Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment”, “Tranche 2 Commitment”, “Tranche 3 Commitment”, “Tranche 4 Commitment” or “Tranche 5 Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1.

“Term Loan Interest Rate”	A per annum rate of interest equal to the Prime Rate plus two and forty-five hundredths percent (2.45%)
“Term Loan Maturity Date”	July 1, 2030.
“Tranche 1 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender’s name on Schedule 1.1.

~~“Tranche 2 Commitment Period”~~	~~The period beginning on the first date on which Borrower shall have achieved the Tranche 2 Milestone and continuing through the earlier to occur of (a) [**] and (b) the date that~~

~~is ninety (90) days after the first date on which Borrower shall have achieved the Tranche 2 Milestone.~~
“Tranche 2 Milestone”	Borrower’s achievement of at least two (2) of the following: (i) the Data Milestone I, (ii) the Data Milestone II, (iii) the Approval Milestone I, and (iv) the Financing Milestone.
“Tranche 3 Commitment”

The obligation, if any, of any Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 3 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 3 Commitment Period”

The period beginning on the first date on which Borrower (i) achieves the Tranche 3 Milestone and (ii) ~~either~~ draws the entire amount of the Tranche 2 Commitment ~~or the Tranche 2 Commitment Period expires~~, and continuing through the earlier to occur of (a) [**], and (b) the date that is ninety (90) days after the first date on which Borrower shall have achieved the Tranche 3 Milestone.

“Tranche 3 Milestone”	Borrower’s achievement of (a) the Financing Milestone, and (b) at least two (2) of the following: (i) the Data Milestone II, (ii) the Approval Milestone I, and (iii) the Approval Milestone II.
“Tranche 4 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 4 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 4 Commitment Period”

The period beginning on the first date on which Borrower (i) achieves the Tranche 4 Milestone and (ii) either draws the entire amount of the Tranche 3 Commitment or the Tranche 3 Commitment Period expires, and continuing through the earlier to occur of (a) [**], and (b) the date that is ninety (90) days after the first date on which Borrower shall have achieved the Tranche 4 Milestone.

“Tranche 4 Milestone”	Borrower’s achievement of the Tranche 3 Milestone and the Commercial Milestone.
“Tranche 5 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 5 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 5 Commitment Period”	The period beginning on the Closing Date and continuing until the Amortization Date.

SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT	TRANCHE 3 COMMITMENT	TRANCHE 4 COMMITMENT	TRANCHE 5 COMMITMENT*
Hercules Capital, Inc.	[**]	[**]	[**]	[**]	[**]
Hercules Private Credit Fund 1 L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Private Global Venture Growth Fund I L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Venture Growth Credit Opportunities Fund I L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Capital IV, L.P.	[**]	[**]	[**]	[**]	[**]
Hercules SBIC V, L.P.	[**]	[**]	[**]	[**]	[**]
TOTAL COMMITMENTS	$100,000,000	[**]	[**]	[**]	$~~60,000,000~~50,000,000*

[**]

EXHIBIT B

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of June 27, 2025 and is entered into by and among DYNE THERAPEUTICS, INC., a Delaware corporation (“Company”), each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Company, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time party hereto (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”).

RECITALS

A. Borrower has requested Lenders make available to Borrower up to five (5) tranches of term loans in an aggregate principal amount of up to Two Hundred Seventy-Five Million Dollars ($275,000,000) (the “Term Loans”); and

B. Lenders are willing to make the Term Loans on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lenders agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement(s)” means any agreement entered into by and among Agent, Borrower and a third-party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Acquired Indebtedness” means, with respect to any specified Person, Indebtedness (other than indebtedness for borrowed money) of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Subsidiary of such specified Person and not incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Subsidiary of, such specified Person.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a

Subsidiary of Borrower, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing (other than “off-the-shelf” licenses or non-exclusive licenses that are granted in connection with services, vendor or similar contracts where the grant of intellectual property rights is ancillary to the services to be rendered or products to be provided under such contract), any product, product line or intellectual property of or from any other Person.

“Acquisition Deferred Payments” means, with respect to an Acquisition, any “earnouts,” holdbacks, performance based-milestones, royalties, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts, indemnifications, non-competition agreements, incentive payments, and other similar payment obligations, and other contingent obligations and agreements consisting of the adjustment of purchase price or similar adjustments.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this definition. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Loan and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti‑Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

“Biologics License Application” means an application for licensure of a biological product submitted to the FDA under 42 U.S.C. § 262(k) for permission to introduce, or deliver for introduction, a biologic product into interstate commerce.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Board Approved Forecast” means the Net Product Revenue projections approved by Company’s Board of Directors and delivered in accordance with Section 7.1(i), which projections must be acceptable to Agent in its reasonable discretion.

“Board of Directors” means, with respect to any Person that is a corporation, its board of directors, with respect to any Person that is a limited liability company, its board of managers, board of members or similar governing body, and with respect to any other Person that is another form of a legal entity, such Person’s governing body in accordance with its Organizational Documents.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold or that are under clinical investigation or development by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation and remain material to its business.

“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds, in each case, excluding any Digital Assets.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under Securities Exchange Act of 1934, as amended), directly or indirectly, of more than fifty percent (50.0%) of the ordinary voting power for the election of directors, partners, managers and members, as applicable, of Company (determined on a fully diluted basis); (b) “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Debt Financing has occurred; (c) [reserved]; or (d) at any time, Company shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding stock, partnership, membership, or other ownership interest or other equity securities of each Subsidiary of Company, except in connection with a joint venture or strategic alliance permitted by Section 7.6 or a transaction permitted by Section 7.9, free and clear of all Liens (other than Permitted Liens).

“Charter” means, with respect to any Person, such Person’s incorporation, formation or equivalent documents, as in effect from time to time.

“Closing Date” means the date of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Claim” means any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of a Lender now or hereafter arising or existing under or relating to this Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination premiums.

“Common Stock” means the Common Stock, $0.0001 par value per share, of Company.

“Company IP” means any and all of the following, as they exist in and throughout the United States of America: (a) Current Company IP; (b) improvements, continuations, continuations-in-part, divisions, provisionals or any substitute applications, any Patent issued with respect to any of the Current Company IP, any Patent right claiming the composition of matter of, or the method of making or using, the Borrower Products in the United States of America, any reissue, reexamination, renewal or Patent term extension or adjustment (including any supplementary protection certificate) of any such Patent, and any confirmation Patent or registration Patent or patent of addition based on any such Patent; (c) trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how, operating manuals, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products; (d) any and all IP Ancillary Rights specifically relating to any of the foregoing; and (e) regulatory filings, submissions and approvals related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Products and all data provided in any of the foregoing.

“Compliance Certificate” means a certificate in the form attached hereto as Exhibit E.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered a Contingent Obligation of Borrower.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Default” means any event, circumstance or condition that has occurred or exists, that would, with the passage of time or the requirement that notice be given or both, become an Event of Default.

“Deposit Accounts” means any “deposit accounts”, as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Digital Assets” means all cryptocurrencies, virtual currencies, coins, tokens and other digital assets.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)), (b) are redeemable at the option (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)) of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for scheduled payments of dividends in Cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date; provided that if such Equity Interests are issued pursuant to any plan for the benefit of any employee, officer, director, manager or consultant of a Loan Party, any Subsidiary thereof, or by any such plan to such employee, officer, director, manager or consultant, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by a Loan Party or any Subsidiary thereof in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, officer director, manager or consultant.

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17-220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.

“Enforcement Action” means, with respect to any Lender and with respect to any Collateral Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Collateral Claim or Collateral. The filing, or the joining in the filing, by any Lender of an involuntary bankruptcy or Insolvency Proceeding against Borrower also is an Enforcement Action.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excluded Accounts” means any of the following Deposit Accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any Deposit Account opened after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account is opened: (a) Deposit Accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next two (2) payroll cycles, (b) any Deposit Account which is a zero-balance disbursement account, (c) any Deposit Account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, (d) any Deposit Account which is solely used as a trust account, escrow account, or other fiduciary account, and (e) accounts used exclusively to maintain cash collateral subject to a Permitted Lien.

“Excluded Subsidiaries” means (a) the MSC Subsidiary, and (b) all Foreign Subsidiaries that (i) generate in the aggregate less than 5.00% of the consolidated trailing twelve month revenue calculated in accordance with GAAP of the Company and its Subsidiaries as of the last day of the most recent fiscal month for which financial statements of the Company are available, (ii) hold in the aggregate assets that constitute less than 5.00% of consolidated total assets of the Company and its Subsidiaries, at any time, (iii) hold in the aggregate Cash less than of One Million Dollars ($1,000,000) at any time, and (iv) holds no Intellectual Property; provided that, notwithstanding the foregoing, an Excluded Subsidiary may license Intellectual Property on a non-exclusive basis or own de minimis Intellectual Property such as Trademarks protecting its name or logo; provided further that, if the aforementioned thresholds are exceeded at any time, then Borrower shall designate in writing to the Agent one or more of such Foreign Subsidiaries to become a Borrower to the extent necessary to eliminate such excess.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“FDA Laws” means all applicable guidelines, policies and Requirements of Law administered, implemented, enforced or issued by FDA or any comparable governmental authority.

“First Amendment Closing Date” means December 8, 2025.

“Foreign Subsidiary” means a Subsidiary other than any Domestic Subsidiary.

“Funding Account” means the deposit account maintained by [**], bearing account number [**] in which Borrower has an interest (which, for the avoidance of doubt, shall be the account into which the proceeds of the Loan will be funded into on the Closing Date).

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA) or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” means any Subsidiary of Borrower that enters into a Guaranty.

“Guaranty” means a guaranty with respect to the Secured Obligations, in form and substance satisfactory to Agent that may be entered into from time to time, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Hedge Agreement” means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, fuel or mineral or other commodity hedge or exchange agreement or any other agreement or arrangement entered into for non-speculative purposes designated to protect a Person against fluctuation in interest rates currency exchange rates, commodity or mineral prices other than in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction.

“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all obligations to purchase, redeem, retire or defease Disqualified Equity Interests, (e) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts but only in each case of the foregoing as and to the extent of the amount required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP, (f) [reserved], (g) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (h) all Contingent Obligations. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered Indebtedness of Borrower.

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy, liquidation, moratorium, receivership, or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, administration, arrangement, receivership or other similar relief proceedings in the applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between Loan Parties and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Investment” means (a) any beneficial ownership (including stock, shares, partnership interests, limited liability company interests, or other equity securities or ownership interests) of or in any Person, (b) any loan, advance or capital contribution to any Person, (c) any Acquisition, or (d) other transfers on behalf of or in connection with any equity ownership or similar transfers.

“IP Ancillary Rights” means, with respect to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how and operating manuals, all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect thereto, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other intellectual property right ancillary to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreements” means for each Subsidiary required to join as a Borrower or as a Guarantor pursuant to Section 7.13, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.

“License” means any Copyright License, Patent License, Trademark License or other Intellectual Property license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Pledge Agreement, the Intellectual Property Security Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Loan Party” means Borrower or any Guarantor.

“Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Company’s common Equity Interests as reported for each of the five (5) Trading Days preceding such date of determination multiplied by (b) the total number of issued and outstanding shares of Company’s common Equity Interests that are issued and outstanding on the date of the determination and listed on the Principal Stock Exchange, subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

“Market Disruption Event” means any of the following events: (a) any suspension of, or limitation imposed on, trading by the Principal Stock Exchange in shares of common Equity Interests during any period or periods aggregating one hour or longer and whether by reason of movements in price exceeding limits permitted by the Principal Stock Exchange or otherwise relating to the common Equity Interests; or (b) the failure to open of the exchange or quotation system on which the common Equity Interests are traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours).

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their respective Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Agreement” means any license, agreement or other contractual arrangement the termination of which before the end of its stated term could be reasonably expected to result in a Material Adverse Effect individually or in the aggregate.

“Material Regulatory Liabilities” means (a) (i) any liabilities arising from the violation of applicable laws, rules or regulations (including FDA Laws), or necessary to remedy any violation of any terms or conditions applicable to any Registrations), including, but not limited to, withdrawal of approval, recall, revocation, suspension, import detention and seizure of any Borrower Product, and (ii) any loss of recurring annual revenues as a result of any loss, suspension or limitation of any Registrations, which, in the case of the foregoing clauses (i) and (ii), could reasonably be expected to result in a Material Adverse Effect.

“Milestone” means, individually and collectively, Data Milestone I, Data Milestone II, Approval Milestone 1, Approval Milestone 2, Commercial Milestone and Financing Milestone.

“MSC Investment Conditions” means that Borrower maintains Qualified Cash in an amount equal to or greater than the lesser of (i) one hundred percent (100%) of the aggregate outstanding Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement) or (ii) one hundred percent (100%) of the consolidated Cash of Borrower and its Subsidiaries (other than Cash held in an Excluded Account), unless compliance with the foregoing conditions are waived in writing from time to time by Agent (in its sole discretion) with respect to specified periods.

“MSC Subsidiary” means Dyne Therapeutics Securities Corporation, a wholly-owned Subsidiary incorporated in the Commonwealth of Massachusetts for the purpose of holding Investments as a Massachusetts security corporation under 830 CMR 63.38B.1 of the Massachusetts tax code and applicable regulations (as the same may be amended, modified or replaced from time to time).

“Net Product Revenue” means Borrower’s net product revenue (as determined in accordance with GAAP) solely from the sale of DYNE-101 and DYNE-251, which shall not include any royalty, profit sharing, sales-based milestone revenue, upfront or non-sales-based milestone payments under business development or licensing transactions, measured on as of the date of the most recently delivered monthly or quarterly financial statements in accordance with Section 7.1(a) or Section 7.1(b). For the avoidance of doubt, net product revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP: (i) trade, quantity and cash discounts allowed by

Borrower, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (v) set-offs and counterclaims, and (vi) any other similar and customary deductions that are typically deducted from gross revenue and not included in net revenue in accordance with GAAP.

“Non-Disclosure Agreement” means that certain Confidentiality Agreement by and between Company and Agent dated as of [**].

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Organizational Documents” means with respect to any Person, such Person’s Charter, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Paid in Full”, “Pay in Full” or “Payment in Full” shall mean the indefeasible payment in full in cash of all Secured Obligations other than inchoate indemnification obligations which, by their terms, survive termination of this Agreement (such obligations, “Surviving Obligations”) and Lenders have no further commitment or obligation hereunder or under any other Loan Documents to make any further Advances.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.

“Perfection Certificate” means a completed certificate entitled “Perfection Certificate”, dated as of the Closing Date, delivered by Company to Agent and Lenders, signed by Company (as amended or supplemented pursuant to the terms of this Agreement).

“Permitted Acquisition” means any Acquisition which is conducted in accordance with the following requirements:

(i) of a business or Person or product engaged in a line of business related to that of Borrower or its Subsidiaries;

(ii) if such Acquisition is structured as a stock acquisition, then the Person so acquired shall (a) be domiciled in the United States of America, and (b) either (1) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 or (2) such Person shall be merged with and into Borrower (with Borrower being the surviving entity);

(iii) if such Acquisition is structured as the acquisition or in-licensing of assets, the assets acquired in the case of an acquisition (or, in the case of in-licensing, the rights to use such assets in accordance with the license agreement) shall be (a) except for de-minimis assets or any assets acquired in an in-licensing transaction, located entirely in the United States of America, (b) acquired by Borrower or a newly-organized wholly-owned Subsidiary (in which event such Subsidiary shall comply with Section 7.13 hereof), and (c) free and clear of Liens other than Permitted Liens;

(iv) Borrower shall have delivered to Lenders not less than fifteen (15) (or such shorter period as Agent may agree) nor more than forty five (45) days prior to the closing date of such Acquisition, (a) notice of such Acquisition together with copies of all material documents relating to such Acquisition, and, (b) in the case of a stock acquisition or the acquisition of a division or line of business, pro forma projected financial information and historical financial statements for such acquired entity, division or line of business (in each case, to the extent applicable), in each case in a form reasonably satisfactory to Lenders and demonstrating compliance with the covenants set forth in Section 7.21 then in effect on a pro forma basis as if the Acquisition occurred on the first day of the most recent measurement period;

(v) both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; and

(vi) the sum of the purchase price of such proposed new Acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including any unpaid Acquisition Deferred Payment that is not required to be reflected as a liability on the balance sheet of Borrower in accordance with GAAP, and including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than (x) until such time as Borrower achieves either Approval Milestone I or the Approval Milestone II (i) [**] Dollars ($[**]) per fiscal year for any single acquisition or group of related acquisitions or (ii) [**] Dollars ($[**]) for all such acquisitions during the term of this Agreement and (y) after Borrower achieves either Approval Milestone I or the Approval Milestone II (i) [**] Dollars ($[**]) per fiscal year for any single acquisition or group of related acquisitions or (ii) [**] Dollars ($[**]) for all such acquisitions during the term of this Agreement; provided that (1) acquisition consideration funded by proceeds from the sale and issuance of Borrower’s Qualified Equity Interests in a transaction not resulting in a Change in Control, which sale and issuance has a primary purpose to fund such Acquisition, and which sale and issuance is consummated substantially contemporaneously with (and in any event, prior to, but no more than thirty (30) days prior to) the consummation of such Acquisition, shall be disregarded in determining compliance with this clause (vi); (2) for any Acquisition in which the consideration consists solely of Qualified Equity Interests of Borrower, the value of such Qualified Equity Interests shall be disregarded in determining compliance with this clause (vi).

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Common Stock (or other securities or property following a merger event or other change of Common Stock) purchased by Borrower in connection with the issuance of any Permitted Convertible Debt Financing.

“Permitted Convertible Debt Financing” means issuance by Company of convertible notes in one or more transactions in an aggregate principal amount of not more than [**] Dollars ($[**]) (“Permitted Convertible Debt”); provided that such convertible notes shall (a) both immediately prior to and immediately after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or result therefrom, (b) have no scheduled amortization or principal payments, mandatory redemptions or other required payments of principal prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, other than customary payments upon a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term (it being understood that a holder’s option to convert any such Indebtedness into Common Stock (and Cash in lieu of fractional shares) shall not be considered a required mandatory redemption or payment of principal and payments of interest shall be permitted), (c) be unsecured or secured, (d) not be guaranteed by any Subsidiary of Company that is not a Borrower or a guarantor of the Secured Obligations, (e) if secured, contain usual and customary subordination terms for underwritten offerings of senior subordinated convertible notes, (f) shall be Indebtedness of Company and not of any Subsidiary thereof, and (g) if secured, shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term so that the subordination terms referred to in clause (e) of this definition specifically refer to such notes as being subordinated to the Secured Obligations pursuant to such subordination terms. For the avoidance of doubt, Permitted Convertible Debt Financing shall not constitute Subordinated Indebtedness.

“Permitted Indebtedness” means:

(i) Indebtedness of Borrower in favor of any Lender or Agent arising under this Agreement or any other Loan Document;

(ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;

(iii) Indebtedness of up to [**] Dollars ($[**]) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment, software or other Intellectual Property financed with such Indebtedness plus customary fees, expenses and taxes;

(iv) Indebtedness to trade creditors incurred in the ordinary course of business (other than trade credit that is past due by more than one hundred twenty (120) days), including such Indebtedness incurred in the ordinary course of business with corporate credit cards in an aggregate outstanding amount not to exceed [**] Dollars ($[**]) at any time;

(v) Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien;

(vi) Subordinated Indebtedness;

(vii) reimbursement obligations in connection with letters of credit or Hedge Agreements (entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes), that are at any time outstanding and secured by Cash and issued on behalf of Borrower or a Subsidiary in an amount not to exceed [**] Dollars ($[**]);

(viii) other unsecured Indebtedness in an amount not to exceed [**] Dollars ($[**]) at any time outstanding;

(ix) intercompany Indebtedness of (A) any Loan Party owing to another Loan Party, or (B) any Foreign Subsidiary that is an Excluded Subsidiary resulting from a Permitted Investment in accordance with clause (x) of the defined term “Permitted Investments”;

(x) the Permitted Convertible Debt Financing;

(xi) Indebtedness with respect to a Permitted Royalty Transaction;

(xii) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(xiii) Indebtedness consisting of financing of insurance premiums in the ordinary course of business;

(xiv) Indebtedness in respect of netting services, overdraft protection and similar arrangements in connection with deposit or securities accounts in the ordinary course of business;

(xv) Indebtedness consisting of guarantees with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantees, and similar obligations up to an aggregate amount of [**] Dollars ($[**]) at any one time outstanding;

(xvi) Acquired Indebtedness not to exceed [**] Dollars ($[**]) outstanding;

(xvii) Indebtedness in respect of Acquisition Deferred Payments incurred in connection with Permitted Acquisitions;

(xviii) the Thermo Fisher Installment Payments, subject to the terms and conditions of Section 7.25 of this Agreement; and

(xix) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome (taken as a whole) terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(i) Investments existing on the Closing Date which are disclosed in Schedule 1B;

(ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit maturing no more than one year from the date of investment therein, which are either (x) issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000), or (y) are fully FDIC-insured, (d) money market accounts, and (e) Investments permitted by Borrower’s investment policy as provided to Agent and Lenders prior to the Closing Date, as amended from time to time; provided that any material amendments thereto have been approved in writing by Agent and the Lenders in their reasonable discretion;

(iii) repurchases of stock of Borrower from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed [**] Dollars ($[**]) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases;

(iv) Investments accepted in connection with Permitted Transfers;

(v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subsection (vi) shall not apply to Investments of any Loan Party in any Subsidiary of a Loan Party;

(vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Company pursuant to employee stock purchase plans or other similar agreements approved by Company’s Board of Directors;

(viii) Investments consisting of: (A) travel advances and employee relocation loans in the ordinary course of business, and (B) loans to employees, officers, managers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors or similar governing body; not to exceed [**] Dollars ($[**]) in the aggregate for (A) and (B), collectively, from the Closing Date until Payment in Full;

(ix) Investments in newly-formed Subsidiaries, provided that each such Subsidiary has complied with Section 7.13;

(x) Investments in Foreign Subsidiaries that are Excluded Subsidiaries (including newly-formed Foreign Subsidiaries) not to exceed [**] Dollars ($[**]) in the aggregate in any fiscal year, and other amounts approved in advance in writing by Agent;

(xi) Investments in the MSC Subsidiary, so long as an Event of Default does not exist at the time of such Investment and would not exist after giving effect to such Investment and provided that Borrower is, before and after giving effect to such Investment, in compliance with the MSC Investment Conditions;

(xii) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed [**] Dollars ($[**]) in the aggregate in any fiscal year; and provided, further, that, for the avoidance of doubt, any cost-sharing arrangements in connection with collaborative studies with third parties shall not be subject to any such limitation;

(xiii) Investments constituting Permitted Acquisitions;

(xiv) Investments consisting of Deposit Accounts and securities accounts permitted by this Agreement; and

(xv) additional Investments that do not exceed [**] Dollars ($[**]) in the aggregate.

“Permitted Liens” means:

(i) Liens in favor of Agent or Lenders;

(ii) Liens existing on the Closing Date which are disclosed in Schedule 1C;

(iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or being contested in good faith by appropriate proceedings diligently conducted; provided, that Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;

(iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required;

(v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;

(vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(vii) Liens on Equipment or software or other intellectual property constituting purchase money Liens and other Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;

(viii) Liens incurred in connection with Subordinated Indebtedness;

(ix) leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;

(x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);

(xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;

(xiii) easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;

(xiv) (a) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (b) security deposits in connection with real property leases, the combination of (a) and (b) in an aggregate amount not to exceed [**] Dollars ($[**]) at any time;

(xv) Licenses that qualify as Permitted Transfers;

(xvi) Liens in connection with a Permitted Royalty Transaction consisting of (i) Liens or back-up Liens solely on the royalty interest purchased pursuant to a true sale Permitted Royalty Transaction and the proceeds thereof, and segregated accounts into which such purchased royalty interests (and only such royalty interests) are paid (such account, a “Permitted Segregated Royalty Account”), or (ii)_Liens on Company IP that comply with clause (b) of the definition of Permitted Royalty Transaction;

(xvii) Liens solely on any Cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement that constitutes a Permitted Acquisition in an aggregate amount not to exceed [**] percent ([**]%) of the aggregate purchase consideration paid in connection thereto; and

(xviii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Permitted Liens; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Out-Licenses” means licenses, sub-licenses and similar arrangements for the use of the Intellectual Property entered into on arms’ length basis, that could not result in a legal transfer of title of the licensed property and which may be exclusive in respects other than territory, and with respect to territory shall be either: (a) non-exclusive; (b) exclusive but only as to discrete geographical areas outside of the United States of America; (c) exclusive as to specific geographic regions or territories including the United States but only as it relates to assets other than DYNE-101 and DYNE-251 for the Duchenne muscular dystrophy or myotonic dystrophy type 1 indications; provided, that, with respect to this clause (c), the same is for a specific disease indication and/or a specific drug target such that it does not limit the use of the Borrower’s technology platform in a manner that would prevent Borrower from continuing to develop DYNE-101 and DYNE-251 in the United States or being able to further develop and transact its technology platform. Agent shall, if reasonably requested by Borrower, enter into customary non-disturbance agreements, in form and substance reasonably acceptable to Agent, in connection with the entry by Borrower or any Subsidiary into any out-license that constitutes a Permitted Out-License.

“Permitted Transfers” means:

(i) sales of Inventory in the ordinary course of business;

(ii) Permitted Out-Licenses;

(iii) transfers by and among Borrower and any Subsidiary that has executed a Joinder Agreement;

(iv) transfers constituting the making of Permitted Investments, or the granting of Permitted Liens;

(v) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business; and

(vi) Transfers consisting of royalty payments in connection with any Permitted Royalty Transaction;

(vii) use of Cash in the ordinary course of business to the extent not prohibited pursuant to the terms of the Loan Documents;

(viii) the sale of Qualified Equity Interests to the extent not causing a Change in Control;

(ix) the abandonment, cancellation, allowing to lapse, or other disposition of any Patents, Trademarks or Copyrights that are no longer used or useful to the Loan Parties or, subject to Agent’s approval, which shall not be unreasonably withheld or delayed, are no longer economically practicable to maintain; provided that absence of receipt of Agent’s approval by Borrower within 5 Business Days following Borrower providing notice of such decision shall be deemed to be Agent’s approval; and provided, further, that Agent’s approval shall not be required in relation to routine decisions concerning ex-US and national stage filing strategies occurring in the normal course of prosecution or for any abandonment, cancellation, allowance to lapse, or other disposition that does not result in a complete loss of rights in relation to the Patents, Trademarks, or Copyrights (such as abandoning a patent application in favor of a continuation or divisional application);

(x) subleases of real property or the termination of real property leases in the ordinary course of business;

(xi) transactions permitted under Section 7.9; and

(xii) other Transfers of assets having a fair market value of not more than [**] Dollars ($[**]) in the aggregate in any fiscal year.

“Permitted Royalty Transaction” means either a true royalty or synthetic royalty financing whereby Borrower receives or has rights to receive unencumbered and unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction, but excluding encumbrances and restrictions under the Loan Documents) net cash proceeds of no less than [**] Dollars ($[**]) (or, if a lesser percentage of revenue is sold, no less than a pro-rated amount based on such lesser percentage) in exchange for rights to receive future payments based on net sales, revenue or milestones, as applicable, of DYNE-101 and/or DYNE-251 in an amount not to exceed, in the aggregate for all such Permitted Royalty Transactions, [**] percent ([**]%) (or, if a lesser amount of cash proceeds is to be received, no less than a pro-rated percentage based on such lesser amount) of worldwide net sales or revenue, as applicable, of DYNE-101 and/or DYNE-251; provided that such transaction (a) in the case of any synthetic royalty financings (and not royalty purchases or buyouts) with respect to DYNE-101 and/or DYNE-251, shall be subject to an intercreditor agreement in form and substance satisfactory to Agent in its sole discretion, (b) for which any security is granted, shall have such grant of security limited solely to DYNE-101 and/or DYNE-251 and such security is subordinated to Agent’s first priority Lien, and (c) shall not have a guaranteed minimum return payment or “true-up” payment earlier than one hundred eighty (180) days after the Term Loan Maturity Date and/or subject to Payment in Full and if structured as Indebtedness, shall not have a scheduled maturity date earlier than one hundred eighty (180) days after the Term Loan Maturity Date; provided further that Borrower shall not engage in more than one such transaction, for each of DYNE-101 and DYNE-251, at any one time. For the avoidance of doubt, the aforementioned figures shall be scalable (e.g. an amount not less than [**] Dollars ($[**]) for each transaction in exchange for a promise to pay future royalties on net sales of not more than [**]% of total DYNE-101 and/or [**]% of total DYNE-251 net product revenue). Agent shall, if requested by Borrower, release its Lien on purchased revenue streams in connection with a “true sale” of an existing revenue stream that (i) constitutes a Permitted Royalty Transaction, and (ii) is not a synthetic royalty transaction as determined by the Agent in its reasonable business judgment.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Common Stock (or other securities or property following a merger event or other change of the Common Stock) and/or cash (in an amount determined by reference to the price of such Common Stock) sold by Borrower in connection with any Permitted Convertible Debt Financing and substantially concurrently with any purchase by Borrower of a related Permitted Bond Hedge Transaction and as may be amended in accordance with its terms; provided that (x) that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by the board of directors of Borrower or a committee thereof and (y) such call option transaction would be classified as an equity instrument in accordance with GAAP.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Principal Stock Exchange” means the NASDAQ or, if the common Equity Interests are not listed on the NASDAQ, the principal national securities exchange or public quotation system on which the common Equity Interests are then listed for trading or quoted.

“Qualified Cash” means an amount equal to (a) the amount of Borrower’s Cash held in accounts subject to an Account Control Agreement in favor of Agent minus (b) the aggregate amount of all outstanding Indebtedness or any other amounts owed by Borrower pursuant to the Thermo Fisher Agreement.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Equity Issuance Net Proceeds” means the cumulative net proceeds in Cash (excluding any conversion of existing notes, share repurchases, or other holdbacks or discounts) received by Company as consideration for any (a) public or private sale or issuance of any Qualified Equity Interests of Company, (b) contribution to the equity capital of Company (other than in exchange for Disqualified Equity Interests), (c) sale or issuance of Indebtedness of Company (other than intercompany Indebtedness) that may be converted into or exchanged for Qualified Equity Interests of Company and which constitutes a Permitted Convertible Debt Financing, (d) Permitted Royalty Transaction, (e) sale or issuance of Subordinated Indebtedness, or (f) entry into a Permitted Out-License; provided that the amount of Cash received by Company is, (i) in the case of clauses (a) and (b) above, measured at the time made and without adjustment for subsequent changes in value, payable for the fair market value of sale, issuance or contribution and any other property received in connection with such sale, issuance or contribution, and paid by any Person that is not a Loan Party or an Affiliate thereof, and (ii) in the case of clause (c) above, the aggregate principal amount of Indebtedness sold or issued.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Redemption Conditions” means, with respect to any cash payment in connection with a redemption or prepayment of any Permitted Convertible Debt, satisfaction of each of the following events: (a) no Default or Event of Default shall exist or result therefrom, and (b) both immediately before and after such redemption, the Borrower’s Qualified Cash shall be no less than [**] percent ([**]%) of the Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Term Loan Advances were prepaid at the time of measurement).

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption issued or allowed by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, Biologics License Applications, abbreviated new drug applications, investigational new drug applications, pricing and reimbursement approvals, labelling approvals or their foreign equivalent, and wholesale distributor permits).

“Required Lenders” means at any time, the holders of more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding. “Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“SBA Funding Date” means each date on which a Lender which is an SBIC funds any portion of the Term Loans.

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions reasonably satisfactory to Agent and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls, either directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, including each entity listed on Schedule 1.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” means any Term Loan Advance made under this Agreement.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance and any other funds advanced under Section 2.2(a).

“Thermo Fisher Agreement” means each Extended Payment Schedule Agreement entered into by and between Borrower and Thermo Fisher Financial Services, Inc., a Delaware corporation, which agreement shall be in a form reasonably satisfactory to Agent; provided that Agent and Lenders understand and agree that Borrower may enter into an Extended Payment Schedule Agreement on up to a monthly basis without Agent approval at any time after Agent provides its initial approval, in writing, of the form of Extended Payment Schedule Agreement, so long as the form used is identical in all respects to the initially approved form. For the avoidance of doubt, any change to the initially approved form of Extended Payment Schedule Agreement shall require Agent’s prior written approval.

“Thermo Fisher Installment Payments” means those certain installment payments made by Borrower pursuant to any Thermo Fisher Agreement when due and payable under the terms of such Thermo Fisher Agreement; provided that the maximum aggregate unpaid amount of such installment payments shall not at any time exceed Thirty-Five Million Dollars ($35,000,000).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (a) there is no Market Disruption Event and (b) the Principal Stock Exchange is open for trading; provided that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (Eastern time) or the then standard closing time for regular trading on the relevant exchange or trading system.

“Tranche” means the Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance and/or Tranche 5 Advance, as applicable.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

1.2 The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section

1940 Act	5.6(b)
Act	8.1
Agent	Preamble
Amortization Date	Exhibit K
Approval Milestone I	Exhibit K
Approval Milestone II	Exhibit K
Assignee	11.14
At-the-Market Offering	Exhibit K
Borrower	Preamble
Claims	11.11(a)
Collateral	3.1
Commercial Milestone	Exhibit K
Company	Preamble
Confidential Information	11.13
Current Company IP	5.10(a)
Data Milestone I	Exhibit K
Data Milestone II	Exhibit K
Due Diligence Fee	Exhibit K
End of Term Charge	Exhibit K
End of Term Charge Percentage	Exhibit K
Event of Default	9
Excluded Assets	3.2
Financial Statements	7.1
Financing Milestone	Exhibit K
First Interest Only Extension Conditions	Exhibit K
Indemnified Person	6.3
Information	5.7
Initial Facility Charge	Exhibit K
Initial Minimum Cash Test Date	Exhibit K
Initial Minimum Revenue Test Date	Exhibit K
Initial Revenue Trigger Test Date	Exhibit K
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Maximum Term Loan Amount	Exhibit K
Minimum Advance Amount	Exhibit K
Participant Register	11.8
Payment Date	2.2(e)

Permitted Convertible Debt Financing Payments	7.24
Permitted Segregated Royalty Account	Clause (xvi) of the definition of “Permitted Liens”
Prepayment Charge	Exhibit K
Prime Rate	Exhibit K
Publicity Materials	11.19
Register	11.7
Second Interest Only Extension Conditions	Exhibit K
Subsequent Financing	Exhibit K
Subsequent Tranche Facility Charge	Exhibit K
Surviving Obligations	Definition of “Payment in Full”
Term Commitment	Exhibit K
Term Loan Interest Rate	Exhibit K
Term Loan Maturity Date	Exhibit K
Tranche 1 Advance	2.2(a)
Tranche 1 Commitment	Exhibit K
Tranche 2 Advance	2.2(a)
Tranche 2 Commitment	Exhibit K
Tranche 2 Milestone	Exhibit K
Tranche 3 Advances	2.2(a)
Tranche 3 Commitment	Exhibit K
Tranche 3 Commitment Period	Exhibit K
Tranche 3 Milestone	Exhibit K
Tranche 4 Advances	2.2(a)
Tranche 4 Commitment	Exhibit K
Tranche 4 Commitment Period	Exhibit K
Tranche 4 Milestone	Exhibit K
Tranche 5 Commitment	Exhibit K
Tranche 5 Commitment Period	Exhibit K
Transfer	7.8

1.3 Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP as in effect on the date hereof, and all financial computations hereunder shall be computed in accordance with GAAP as in effect on the date hereof, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.4 If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such requirement shall continue to be computed in accordance with GAAP prior to such change.

1.5 Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person.

1.6 Notwithstanding anything in the definition of GAAP to the contrary, any obligations under a lease that is not (or would not be) a capital lease under GAAP as in effect prior to giving effect to FASB Accounting Standards Update No. 2016-02, Leases, shall not be treated as a capital lease solely as a result of the adoption of changes in GAAP.

SECTION 2. THE LOAN

2.1 [Reserved]

2.2 Term Loan Advances.

(a) Advances.

(i) Tranche 1. Subject to the terms and conditions of this Agreement, on the Closing Date, Lenders shall severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to the Tranche 1 Commitment (such Term Loan Advance, the “Tranche 1 Advance”).

(ii) Tranche 2. Subject to the terms and conditions of this Agreement and Borrower’s achievement of Data Milestone I, on the First Amendment Closing Date, Lenders shall severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to the Tranche 2 Commitment (such Term Loan Advance, the “Tranche 2 Advance”).

(iii) Tranche 3. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case,

at any time during the Tranche 3 Commitment Period, up to three additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iii)) in an aggregate principal amount up to the Tranche 3 Commitment (such Term Loan Advances, the “Tranche 3 Advances”).

(iv) Tranche 4. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 4 Commitment Period, up to three additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iv)) in an aggregate principal amount up to the Tranche 4 Commitment (such Term Loan Advances, the “Tranche 4 Advances”).

(v) Tranche 5. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 5 Commitment Period, and conditioned on approval by Lenders’ investment committee in its sole and unfettered discretion, one or more additional Term Loan Advances in minimum increments of the Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(v)) in an aggregate principal amount up to the Tranche 5 Commitment (such Term Loan Advances, the “Tranche 5 Advances”).

(b) Maximum Term Loan Amount. The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount. Each Term Loan Advance of each Lender shall not exceed its respective Term Commitment. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.

(c) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent set forth in Section 4 and applicable to such Term Loan Advance is satisfied as of the requested Advance Date. The proceeds of any Term Loan Advance shall be deposited into an account that is subject to an Account Control Agreement.

(d) Interest.

(i) Term Loan Interest Rate. The principal balance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate, based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(e) Payment. Borrower will pay accrued but unpaid interest on each Term Loan Advance on the first Business Day of each month (each such date, a “Payment Date”), beginning the month after the Advance Date. Borrower shall repay the aggregate principal balance of the Term Loan Advances that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until Payment in Full. The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date; provided, that if the Term Loan Maturity Date is not a Business Day, the Term Loan Maturity Date shall be the immediately subsequent Business Day. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense, other than Taxes, which shall be governed by Addendum 1. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day. Agent or Lenders will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each Payment Date of all periodic obligations payable to Lenders under each Term Loan Advance outstanding and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders that is reimbursable by Borrower in accordance with Section 11.12; provided that, with respect to clause (i) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific Payment Date, Borrower shall pay to Lenders, such amount of periodic obligations in full in immediately available funds on such Payment Date; provided, further, that, with respect to clause (i) above, if Lenders or Agent informs Borrower that Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such Payment Date, Borrower shall pay to Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for specified reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders, Borrower shall pay to Lenders such amount in full in immediately available funds within three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such.

2.3 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations then due and payable hereunder; and third, after all Secured Obligations are repaid (other than inchoate indemnity obligations), the excess (if any) shall be refunded to Borrower.

2.4 Default Interest. In the event any payment is not paid on the scheduled payment date, an amount equal to four percent (4%) of such past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all outstanding Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d) plus four percent (4%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or 2.4, as applicable.

2.5 Prepayment. At its option, Borrower may prepay all or a portion of the outstanding Advances by paying the entire principal balance (or such portion thereof) all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses then due and payable hereunder accrued to the date of the repayment (including, without limitation, the portion of the End of Term Charge applicable to the aggregate original principal amount of the Term Loan Advances being prepaid in accordance with Section 2.6(a)), together with a Prepayment Charge with respect to the outstanding principal amount of such Advance amount being so prepaid. Borrower agrees that the Prepayment Charge is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and the Prepayment Charge upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and Lenders agree to waive the Prepayment Charge if Agent and Lenders (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any outstanding Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.

2.6 End of Term Charge.

(a) On any date that Borrower partially prepays the outstanding Secured Obligations pursuant to Section 2.5, Borrower shall pay Lenders a charge equal to the product of the End of Term Charge Percentage multiplied by the principal amount of such Term Loan Advances being prepaid.

(b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) Payment in Full or (iii) the date that the outstanding Secured Obligations become due and payable, Borrower shall pay Lenders a charge equal to the End of Term Charge.

(c) Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by Lenders as of each date that an applicable Term Loan Advance is made. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.

2.7 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.

2.8 Taxes; Increased Costs. Borrower, Agent and Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.

2.9 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Each Loan Party expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this Section. Borrower expressly acknowledges that its agreement to pay each of the Prepayment Charge and the End of Term Charge to Lenders as herein described was on the Closing Date and continues to be a material inducement to Lenders to provide the Term Loan Advances.

2.10 Due Diligence Fee. Borrower agrees that the Due Diligence Fee has been paid to Agent and received by Agent prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement. The Agent agrees that the Due Diligence Fee shall be applied in its entirety on the Closing Date to towards the Lenders’ non-legal transaction costs and diligence expenses.

SECTION 3. SECURITY INTEREST

3.1 Grant of Security Interest. As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, each Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all of such Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, excluding the Excluded Assets, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of such Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

3.2 Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9-406, 9-407 and 9-408 of the UCC), (c) any Excluded Account, (d) any assets as to which Agent in its reasonable discretion shall determine that the costs and burdens of obtaining or perfecting a security interest therein substantially outweigh the benefit to the Lenders of the security afforded thereby (including, without limitation, vehicles and other assets subject to a certificate of title), (e) more than 65% of the issued and outstanding shares of capital stock which entitle the holder thereof to vote for directors or any other matter of any Foreign Subsidiary, which is an Excluded Subsidiary, formed after the Closing Date, solely to the extent Borrower has provided Agent with evidence satisfactory to Agent that the pledge of more than 65% of such voting stock of such Subsidiary could reasonably be expected to result in a material adverse tax consequence to Borrower, and solely for as long as such consequence may result, such portion of such voting stock of such Subsidiary, if excluded from the Collateral, would avoid such material adverse tax consequence (it being understood that in the case of any Foreign Subsidiary whose ownership does not satisfy the holding period requirement set forth in Section 246(c)(5) of the Code, not more than 65% of such Foreign Subsidiary’s stock shall be required to be pledged until the holding period is satisfied), (f) property for which the granting of a security interest therein is contrary to applicable law, rule or regulation, provided that upon the cessation of any such restriction or prohibition, such property shall automatically be included in the Collateral, (g) any cash collateral deposit subject to a Permitted Lien hereunder, provided that upon the termination and release of such cash collateral, such property shall automatically be included in the Collateral, (h) any lease, license or other agreement and any property subject thereto on the Closing Date or on the date of the acquisition of such property (other than any property acquired by a Loan Party subject to any such contract or other agreement to the extent such contract or other agreement was incurred in contemplation of such acquisition) to the extent that a grant of a security interest therein to secure the Secured Obligations would violate or invalidate such lease, license, contract or agreement or create a right of termination in favor of any other party thereto (other than Borrower, any other Loan Party or any Subsidiary) (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC), (i) Equipment or software or other intellectual property (and the products and proceeds thereof) subject to Permitted Liens of the type described in clause (vii) of the definition of Permitted Liens, but only to the extent and for so long as the agreements under which the equipment is financed prohibit granting a security interest therein to Agent and letter-of-credit rights not constituting supporting obligations of other Collateral and (j) any commercial tort claim (as defined in the UCC that does not exceed One Million Dollars ($1,000,000) (collectively, the “Excluded Assets”).

3.3 Notwithstanding any of the foregoing or anything in this Agreement or any other Loan Document to the contrary, no perfection steps shall be required with respect to any Excluded Assets.

3.4 Upon Payment in Full, all security interest in the Collateral granted under this Agreement shall immediately terminate and all rights on the Collateral shall revert to Borrower with the need for any other action by any Person. Agent shall execute such documents and take such other steps as are reasonably necessary for Borrower to accomplish the foregoing, all at Borrower’s sole cost and expense.

SECTION 4. CONDITIONS PRECEDENT TO LOAN

The obligations of Lenders to make the Loan hereunder are subject to the satisfaction by Borrower (or waiver by the Lenders) of the following conditions:

4.1 Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:

(a) duly executed copies of the Loan Documents to be entered into on the Closing Date, and all other documents and instruments reasonably required by Agent to be delivered on or prior to the Closing Date to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

(b) duly executed Account Control Agreement with respect to the Funding Account;

(c) a legal opinion of Borrower’s counsel in form and substance reasonably acceptable to Agent;

(d) copy of resolutions of each Borrower’s Board of Directors, certified by an officer of such Borrower, (i) evidencing approval of the Loan and other transactions evidenced by the Loan Documents, (ii) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that the Loan Documents are in the best interests of that Borrower and for its commercial benefit;

(e) certified copies of the Charter of Borrower, certified by the Secretary of State of the applicable jurisdiction of organization and the other Organizational Documents, as amended through the Closing Date, of Borrower;

(f) a certificate of good standing for Borrower from its jurisdiction of organization and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;

(g) certified copies, dated as of a recent date, of searches for financing statements filed in the central filing office of the State of Delaware, accompanied by written evidence (including any UCC termination statements) that the Liens on any Collateral indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan Advance, will be terminated or released;

(h) payment of the Due Diligence Fee, Initial Facility Charge and reimbursement of Agent’s and Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;

(i) a duly executed copy of the Perfection Certificate and each exhibit and addendum thereto;

(j) subject to Section 6.2, all certificates of insurance required hereunder;

(k) [reserved];

(l) all reports, declarations and forms required by the SBA, including but not limited to SBA 652, SBA 1031 and SBA 480; and

(m) such other documents as Agent may reasonably request.

4.2 All Advances. On each Advance Date:

(a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(c), duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request in its good faith business discretion so long as such request does not result in the intentional delay or denial of the relevant Advance;

(b) The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

(c) [reserved];

(d) With respect to any Advance (other than the Tranche 1 Advance) made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Subsequent Tranche Facility Charge (which amount may be deducted from such Tranche) applicable to such Advance; and

(e) Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in Section 4.2(b) and Section 4.4 and as to the matters set forth in the Advance Request.

4.3 [Reserved.]

4.4 No Default. As of the Closing Date and at the time of and immediately after each Advance Date, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

4.5 Post-Closing Conditions Subsequent. Borrower shall satisfy each of the conditions subsequent to the Closing Date specified in this Section 4.5 to the satisfaction of Agent, in each case, by no later than the date specified for such condition below (or such later date as Agent shall agree in its sole discretion):

(a) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), use commercially reasonable efforts to deliver to the Agent duly executed landlord consents for its (i) chief executive office or its principal place of business and (ii) offices or business locations, including warehouses, containing in excess of Two Million Dollars ($2,000,000) of Borrower’s assets or property (other than offices, business locations or warehouses holding primarily (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions);

(b) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), use commercially reasonable efforts to deliver to the Agent duly executed bailee agreements for any bailee location holding a portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of Three Million Dollars ($3,000,000) (other than bailees or other third parties in possession of: (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions);

(c) Within three (3) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), deliver to Agent duly executed Account Control Agreement(s) with respect to each Deposit Account and account holding Investment Property (other than the Funding Account and any Excluded Account) maintained by Borrower or any Subsidiary (other than the MSC Subsidiary);

(d) Within thirty (30) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), (i) evidence of cyber liability insurance coverage and (ii) commercial property insurance certificates and endorsements showing Agent as lender’s loss payable, as required pursuant to Section 6.2 hereunder; and

(e) Within ten (10) days of the Closing Date (or such longer period of time as agreed to by Agent in writing in its sole discretion), Borrower shall cause the shares of common stock of the MSC Subsidiary and that are the subject of the pledged collateral under the Pledge Agreement to be certificated and the original certificate and power (undated and executed in blank) to be delivered to Agent.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1 Corporate Status; Execution and Delivery; Binding Effect. Each Borrower is a corporation duly organized, legally existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation, limited liability company or partnership, as the case may be, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date in accordance with this Agreement. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

5.2 Collateral. Borrower owns or otherwise has the rights to use the Collateral, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.

5.3 Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents to which it is a party, (i) have been duly authorized by all necessary action of Borrower in accordance with its Organizational Documents and applicable law, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, (iii) do not violate any provisions of (A) Borrower’s Organizational Documents or (B) any material law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject in any material respect and (iv) except as described on Schedule 5.3, do not violate any Material Agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so.

5.4 Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event or circumstance that is likely to occur that is reasonably expected to result in a Material Adverse Effect; provided that the occurrence of the following, individually, shall not, in and of itself, constitute a “Material Adverse Effect” hereunder: (i) the failure to achieve any Milestone, (ii) adverse results or delays with respect to, or the failure to achieve, any clinical or non-clinical trial goals or objectives, (iii) the denial, delay or limitation or qualification of approval of the FDA or other regulatory agency with respect to any proposed drug or other Borrower Products, or (iv) any revisions to or termination of a strategic alliance, joint venture, co-promotion, co-commercialization or co-development agreements or license arrangement maintained by Borrower so long as the same does not affect the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents.

5.5 Actions Before Governmental Authorities. There are no actions, suits, claims, disputes or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Borrower, threatened in writing against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.

5.6 Laws.

(a) Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority to which Borrower or such Subsidiaries are subject, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Borrower is not in default in any material respect under any provision of any agreement or instrument evidencing material Indebtedness or any other Material Agreement to which it is a party or by which it is bound.

(b) Neither Borrower nor any of its Subsidiaries is an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a company “controlled” by an “investment company” under the 1940 Act. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets have been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all material declarations or filings with, and given all material notices to, all Governmental Authorities that are necessary to continue in all material respects their respective businesses as currently conducted.

(c) None of Borrower, any of its Subsidiaries, nor (to the knowledge of any Loan Party) any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or (to the knowledge of Borrower) any of their Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.7 Information Correct and Current. No written information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto (other than forward looking financial or business projections, or information of a general economic or industry nature) (“Information”) contained as of the date such Information was furnished, when taken as a whole with all other Information given or furnished to Agent or any Lender, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections or forecasts provided by Borrower to Agent under the Loan Documents, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on assumptions believed to be reasonable at the time prepared (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of any Loan Party, that no assurance is given that any particular projections will be realized and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results by a material amount) and (ii) the most current of such projections provided to and approved by Borrower’s Board of Directors (other than management updates to years beyond the then-current fiscal year).

5.8 Tax Matters. Except as set forth on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file (taking into account any timely filed extensions), (b) Borrower and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP and which Taxes, if not paid would exceed [**] Dollars ($[**]), and (c) to the best of Borrower’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.9 Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Current Company IP. Except as described on Schedule 5.9 (as such schedule may be updated by Borrower in a written notice provided from time to time after the Closing Date) or any Compliance Certificate, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable (other than with respect to expired or pending applications, including Patent applications), (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) except as set forth in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), no claim has been made to Borrower that the ownership of or use of any material part of the Intellectual Property violates the rights of any third party. Exhibit C (which shall be automatically updated after the Closing Date upon Borrower providing the written notices required pursuant to Section 7.22) is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and Material IP Agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses, “off-the-shelf” licenses, open-source software), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

5.10 Intellectual Property.

(a) A true, correct and complete list of each pending, registered or in-licensed Intellectual Property that, individually or taken together with any other such Intellectual Property, is material to the business of Borrower and its Subsidiaries, taken as a whole, relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products, and is owned or co-owned by or exclusively licensed to Borrower or any of its Subsidiaries (collectively, the “Current Company IP”), including its name/title, current owner or co-owners (including ownership interest), registration, patent or application number, and registration or application date, issued or filed in the United States of America, is set forth on Schedule 5.10(a) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made). Except as set forth on Schedule 5.10(a)(i) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), (A) to the knowledge of the Borrower, each item of owned Current Company IP is valid, subsisting and (other than with respect to expired or pending applications, including Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated or become abandoned or unenforceable other than in the normal course of prosecuting Current Company IP or in connection with a Permitted Transfer, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. Except as set forth on Schedule 5.10(a)(ii) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), (A) each such item of Current Company IP which is exclusively licensed from another Person is valid, subsisting and (other than with respect to expired or pending applications, including Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been canceled or invalidated, or become abandoned or unenforceable other than in the normal course of prosecuting Current Company IP, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. To the knowledge of any Loan Party, there are no published valid Patents, Patent applications, articles or prior art references that would reasonably be expected to materially adversely affect the exploitation of the Borrower Products. Except as set forth on Schedule 5.10(a)(x)-(y) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made), (x) each Person who has or has had any rights in or to owned Current Company IP or any trade secrets owned by Borrower or any of its Subsidiaries, including each inventor named on the Patents within such owned Current Company IP filed by Borrower or any of its Subsidiaries has executed an agreement assigning directly or indirectly his, her or its entire right, title and interest in and to such owned Current Company IP and such trade secrets, and the inventions, improvements, discoveries, writings, works of authorship, information and other intellectual property embodied, described or claimed therein, to the stated owner thereof (or is expected to execute such agreement in due course), and (y) no such Person has any contractual or other obligation that would preclude or conflict with such assignment or the exploitation of the Borrower Products or entitle such Person to ongoing payments.

(b) (i) Borrower or any of its Subsidiaries possesses valid title to the Current Company IP for which it is listed as the owner or co-owner, as applicable, on Schedule 5.10(a); and (ii) there are no Liens on any Current Company IP (other than Permitted Liens).

(c) There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is owned or exclusively licensed to Borrower or any of its Subsidiaries, nor have any applications or registrations therefore, on account of such overdue fees, lapsed or become abandoned, been cancelled or expired in a manner that is not readily correctable. There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is non-exclusively licensed to Borrower or any of its Subsidiaries, nor have any material applications or registrations therefor lapsed or become abandoned, been canceled or expired.

(d) There are no unpaid fees or royalties under any Material Agreements concerning Current Company IP exclusively licensed to Borrower or any of its Subsidiaries (“Material IP Agreements”), that have become due, or are expected to become overdue and, each such Material IP Agreement is in full force and effect and is legal, valid, binding and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Except as set forth on Schedule 5.10(d) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), neither Borrower nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially affect the Borrower Products under any Material Agreement to which it is a party or may otherwise be bound, and to the knowledge of each Loan Party no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination, non-renewal, revision or amendment of any of the Material Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents.

(e) To Borrower’s knowledge, no payments by Borrower or any of its Subsidiaries are due to any other Person in respect of the Current Company IP, other than pursuant to the Material IP Agreements and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP, any applicable taxes and associated attorney fees.

(f) Neither Borrower nor any of its Subsidiaries has undertaken or omitted to undertake any acts, and to the knowledge of each Loan Party no circumstance or grounds exist that would invalidate or reduce, in whole or in part, the enforceability of (i) the Current Company IP in any manner that could reasonably be expected to materially adversely affect the Borrower Products, or (ii) in the case of Current Company IP owned or co-owned or exclusively licensed by Borrower or any of its Subsidiaries, except as set forth on Schedule 5.10(f) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), Borrower’s or Subsidiary’s entitlement to own or license and exploit such Current Company IP.

(g) Except as described on Schedule 5.9 or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), with respect to Current Company IP there is no requested, filed pending, decided or settled opposition, interference proceeding, reissue proceeding (other than reissue proceedings in the normal course of prosecuting Current Company IP), reexamination proceeding, inter-partes review proceeding, post-grant review proceeding, cancellation proceeding, injunction, litigation, paragraph IV patent certification or lawsuit under the Hatch-Waxman Act, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree or any other dispute, disagreement, or claim, in each case alleged in writing to Borrower or any of its Subsidiaries (collectively referred to hereinafter as “Specified Disputes”), nor to the knowledge of any Loan Party, has any such Specified Dispute been threatened in writing, in each case challenging the legality, validity, enforceability or ownership of any Current Company IP, in each case that would have a Material Adverse Effect on the Borrower Products.

(h) In each case where an issued Patent within the Current Company IP is owned or co-owned by Borrower or any of its Subsidiaries by assignment, the assignment has been or will be in due course duly recorded with the U.S. Patent and Trademark Office.

(i) Except as set forth on Schedule 5.10(i) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d) (provided that such disclosure made in such Compliance Certificate shall not apply to a period covered by a prior Compliance Certificate and shall not cure any default arising from any false or misleading misrepresentations and warranties when made or when deemed made), there are no pending or threatened (in writing) claims against Borrower or any of its Subsidiaries alleging (i) that any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products in the United States of America infringes or violates (or in the past infringed or violated) the rights of any third parties in or to any valid intellectual property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP, or (ii) that any Current Company IP is invalid or unenforceable.

(j) Except as set forth on Schedule 5.10(j) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), the manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products does not, to the knowledge of any Loan Party, infringe or violate any issued or registered Third Party IP (including any issued Patent within the Third Party IP) or constitute a misappropriation of any Third Party IP, in each case, in a manner that could reasonably be expected to materially adversely affect the exploitation of the Borrower Products.

(k) Except as set forth on Schedule 5.10(k) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), there are no settlements, covenants not to sue, consents, judgments, or orders which: (i) materially restrict the rights of Borrower or any of its Subsidiaries to use any Intellectual Property relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products (in order to accommodate any Third Party IP or otherwise), or (ii) permit any third parties to use any Company IP in manner that would impair or hinder development of the Borrower Products.

(l) [Reserved].

(m) Borrower and each of its Subsidiaries have taken commercially reasonable measures customary in the biopharmaceutical industry to protect the confidentiality of all trade secrets owned by Borrower or any of its Subsidiaries or used or held for use by Borrower or any of its Subsidiaries, in each case relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products.

(n) [Reserved].

(o) Except as described on Schedule 5.10(o) or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with Section 7.1(d), each Loan Party has all rights with respect to Intellectual Property necessary, other than any rights that would not be expected to cause a Material Adverse Effect, with respect to Current Company IP material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Article 9 of the UCC or are customary restrictions in exclusive Permitted Out-Licenses, each Loan Party has the right, to the extent required to operate such Loan Party’s business, to freely transfer, license or assign Intellectual Property owned by such Loan Party and material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party. To Borrower’s knowledge, each Loan Party owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to such Loan Party’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products that are material to such Loan Party’s business, in each case, except customary covenants in inbound license agreements and equipment leases where such Loan Party is the licensee or lessee.

(p) To Borrower’s knowledge, no material software or other materials used by any Loan Party or any of their Subsidiaries (or used in any Borrower Products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that requires disclosure or distribution in source code form.

5.11 Borrower Products. Except as set forth on Schedule 5.11 or in the Compliance Certificate delivered for the last month of the most recently ended fiscal quarter in accordance with

Section 7.1(d), no Intellectual Property owned by Borrower and material in its business or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened in writing, litigation, third party proceeding (including any third party proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that could reasonably be expected to adversely affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or third party proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products to an extent that could reasonably be expected to materially adversely affect such Loan Party’s ability to perform or pay the Secured Obligations in accordance with the Loan Documents. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any material Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim.

5.12 Financial Accounts. Exhibit D, as may be updated by Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. None of the Loan Parties or any of their Subsidiaries owns or holds any Digital Assets.

5.13 Employee Loans. Except for loans constituting Permitted Investments or as described on Schedule 5.13, Borrower has no outstanding loans to any employee, officer or director of Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of Borrower by a third party.

5.14 Capitalization and Subsidiaries. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.

5.15 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower, and Borrower and each of its Subsidiaries (on a consolidated basis), are able to pay their debts (including trade debts) as they mature. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

SECTION 6. INSURANCE; INDEMNIFICATION

6.1 Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance covering Borrower and its Subsidiaries, on an occurrence form, against risks and in such amounts customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of [**] Dollars ($[**]) of commercial general liability insurance for each occurrence. Borrower maintains and shall continue to maintain a minimum of [**] Dollars ($[**]) of directors’ and officers’ insurance for each occurrence and [**] Dollars ($[**]) in the aggregate. Until the Secured Obligations are Paid in Full, Borrower shall also cause to be carried and maintained insurance upon the business and assets of Borrower and its Subsidiaries, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.

6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2: (i) on the Closing Date, and (ii) thereafter, on the date of delivery of each Compliance Certificate delivered for the last month of a fiscal quarter policy renewal or modification after the Closing Date that results in newly issued certificates. Borrower’s insurance certificate shall reflect Agent (shown as “Hercules Capital, Inc., as Agent, and its successors and/or assigns”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. At Agent’s request, Borrower shall provide Agent with copies of each insurance policy, and upon entering into or amending any insurance policy required hereunder in any material respect, Borrower shall, on or before the date of the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter following such entry or amendment, provide Agent with updated insurance certificates with respect to such policies, and, upon Agent’s request, copies of such policies.

6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all third-party claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable and documented out-of-pocket attorneys’ fees and out-of-pocket disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent such Liabilities arise solely out of gross negligence or willful misconduct of any Indemnified Person or changes in income tax rates. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement, in each case, subject to the applicable statute of limitations.

SECTION 7. COVENANTS OF BORROWER

Borrower agrees as follows:

7.1 Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):

(a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated), including balance sheet and related statements of income and cash flows, all certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year-end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;

(b) as soon as practicable (and in any event within forty-five (45) days) after the end of each calendar quarter), unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, certified by a duly authorized officer of Borrower to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;

(c) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited financial statements as of the end of such year (prepared on a consolidated basis), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified without qualification (other than any going concern qualification) by Deloitte & Touche LLP or another firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants;

(d) as soon as practicable (and in any event within thirty (30) days) after the end of each month, a Compliance Certificate;

(e) as soon as practicable (and in any event within thirty (30) days) after the end of each month, a report showing agings of accounts receivable and accounts payable;

(f) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements, information or reports that Company has made available to holders of its common stock and copies of any regular, periodic and special reports or registration statements that Company files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or any national securities exchange;

(g) upon Agent’s request, copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries;

(h) promptly upon the request of Agent or Lender at any time after the achievement of Approval Milestone 1 or Approval Milestone 2, the most recently available materials that the Borrower provides to its directors detailing key metrics relating to Borrower's commercial performance;

(i) financial and business projections promptly following their approval by Company’s Board of Directors at the end of each fiscal year, and in any event, within sixty (60) days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent;

(j) on the date of delivery of any Compliance Certificate delivered for the last month of a fiscal quarter, insurance renewal statements of insurance policies required to be maintained in accordance with Section 6.1;

(k) prompt notice of any legal process that is reasonably likely to result in damages, expenses or liabilities of Borrower in excess of [**] Dollars ($[**]); and

(l) prompt (but in any event no more than two (2) Business Days’) notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Borrower shall not (without the consent of Agent, such consent not to be unreasonably withheld or delayed), make any change in its (a) accounting policies or reporting practices, except as required by GAAP or pursuant to applicable securities laws or regulations of the SEC or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.

The executed Compliance Certificate, and all Financial Statements required to be delivered hereunder shall be sent per instructions (i) specified on Addendum 2 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c), (f) or (k) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower makes such documented publicly available.

7.2 Management Rights. Borrower shall permit any representative that Agent or Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per fiscal year. In addition, in connection with such inspections, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records at such time. In addition, Agent or Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lenders with respect to any business issues shall not be deemed to give Agent or Lenders, nor be deemed an exercise by Agent or Lenders of, control over Borrower’s management or policies.

7.3 Further Assurances. Borrower shall, and shall cause each other Loan Party to, from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral or otherwise evidence Agent’s rights herein. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby or pursuant to applicable Loan Documents. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), and Borrower hereby authorizes Agent, at any time during the existence of an Event of Default, to execute and deliver on behalf of Borrower any collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall, in good faith and in its reasonable commercial discretion, in each case, subject to the terms of this Agreement, protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.

7.4 Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness or Indebtedness in respect of capital leases permitted hereunder pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower, (d) payments made on Subordinated Indebtedness to the extent permitted under the relevant Subordination Agreement, (e) the issuance of and performance of obligations under Permitted Convertible Debt, (f) the conversion, exchange, exercise, repurchase, redemption of Permitted Convertible Debt, or the exercise or early unwind or termination of Permitted Bond Hedge Transactions and Permitted Warrant Transactions, in each case so long as any cash prepayments made by Borrower in connection therewith are Permitted Convertible Debt Financing Payments, (g) Indebtedness owed under corporate credit cards constituting Permitted Indebtedness and prepaid in the ordinary course of business, (h) Permitted Indebtedness with the proceeds of Permitted Indebtedness, (i) prepayment of Indebtedness permitted under clauses (i), (iv), (vii), and (xix) of the definition of Permitted Indebtedness, or (j) as otherwise permitted hereunder or approved in writing by Agent. Notwithstanding the foregoing, payments constituting Thermo Fisher Installment Payments made in compliance with Section 7.25 shall be permitted.

7.5 Collateral. Borrower shall at all times (a) keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens), and (b) shall give Agent prompt written notice of any Liens thereon (other than Permitted Liens). Borrower shall not agree with any Person other than Agent or Lenders not to encumber its property other than in connection with Permitted Liens. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (i) this Agreement and the other Loan Documents, (ii) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (iii) agreements governing cash collateral arrangements constituting Permitted Liens restricting Liens on cash collateral accounts and the Cash therein, (iv) restrictions on the assignment of the Extended Payment Schedule, under and as defined in the Thermo Fisher Agreement and (v) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary (other than Permitted Liens), and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens).

7.6 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments. No Loan Party shall directly or indirectly acquire or own, nor make any Investment in Digital Assets, nor permit any of its Subsidiaries so to do. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit Permitted Convertible Debt Financing Payments.

7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the fair market value for such stock or Equity Interest unless required by the terms of such agreement or plan, or pursuant to a public repurchase of securities in compliance with the requirements of SEC Rule 10b-18, or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of [**] Dollars ($[**]) in the aggregate, or (d) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof other than pursuant to the terms thereof so long as such conversion does not result in a Change of Control, or (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of [**] Dollars ($[**]) in the aggregate other than cancellation of Indebtedness in connection with the repurchase of Equity Interests permitted under clause (a) above or clause (iii) of the definition of Permitted Investments. Notwithstanding the foregoing, payments constituting Thermo Fisher Installment Payments made in compliance with Section 7.25 shall be permitted.

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit Permitted Convertible Debt Financing in accordance with the terms of the Payments.

7.8 Transfers. Except for Permitted Transfers, Borrower shall not, and shall not permit any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey (“Transfer”) any equitable, beneficial or legal interest in any material portion of its assets (including, without limitation, pursuant to a Division); provided that licenses of Company IP (to the extent not constituting Permitted Transfers) may be made with the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed). Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.8 shall not prohibit the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or Borrower’s delivery of the conversion consideration in connection therewith; provided that the conversion consideration (or exchange or inducement consideration) paid to such holders constitutes a Permitted Convertible Debt Financing Payment.

7.9 Mergers and Consolidations. Except for Permitted Acquisitions, Borrower shall not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower).

7.10 Taxes. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against Borrower or such Subsidiary or the Collateral or upon Borrower’s (or such Subsidiary’s) ownership, possession, use, operation or disposition thereof or upon Borrower’s (or such Subsidiary’s) rents, receipts or earnings arising therefrom. Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed. Notwithstanding the foregoing, Borrower and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.

7.11 Corporate Changes.

(a) Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent.

(b) Neither Borrower nor any Subsidiary shall suffer a Change in Control.

(c) Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America.

(d) If Borrower intends to add any new offices or business locations, including warehouses, containing any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of [**] Dollars ($[**]) (other than offices, business locations or warehouses holding primarily (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions), then Borrower will use commercially reasonable efforts to cause the landlord of any such new offices or business locations, including warehouses, to execute and deliver a landlord consent in form and substance satisfactory to Agent within thirty (30) days.

(e) If Borrower intends to deliver any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of [**] Dollars ($[**]) to a bailee (other than bailees or other third parties in possession of (i) works-in-progress, raw materials or otherwise in the supply chain for commercial manufacturing or sale of Borrower Products, (ii) inventory or other goods in transit, or (iii) assets (other than equipment) in connection with clinical and pre-clinical studies, including contract manufacturing organizations, distribution service firms, contract research organizations, clinical sites, clinical investigators and other institutions), and Agent and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will use commercially reasonable efforts to cause such bailee to execute and deliver a bailee agreement in form and substance satisfactory to Agent within thirty (30) days.

(f) The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.

(g) Without the prior written consent of Agent, the Borrower will not make, or agree to make, any modification, amendment or waiver of any of the terms or provisions of Borrower’s Organizational Documents that is adverse to Agent or any of the Lenders.

7.12 Deposit Accounts. No Loan Party shall maintain any Deposit Accounts, any accounts or sub-accounts in connection with an insured cash sweep program, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement on terms and conditions satisfactory to Agent in its sole discretion, provided that no Account Control Agreement shall be required for (i) any Excluded Account or (ii) any other deposit accounts, so long as the aggregate amount in all such deposit accounts do not exceed [**] Dollars ($[**]) on any day. None of the Loan Parties or any of their Subsidiaries shall own or hold any Digital Assets.

7.13 Joinder of Subsidiaries. Borrower shall notify Agent of each Subsidiary formed or acquired subsequent to the Closing Date (including any new Subsidiary formed by Division) and, within thirty (30) days of such formation or acquisition (or such longer period of time as agreed to by Agent in writing in its sole discretion), shall cause any such Subsidiary (other than an Excluded Subsidiary) to execute and deliver to Agent a Joinder Agreement and such other documents and instruments as shall be requested by Agent to effectuate the transactions contemplated by such Joinder Agreement (in each case in form and substance acceptable to Agent), or, if requested by Agent, a Guaranty and appropriate collateral security documents to secure the obligations pursuant to such Guaranty (in each case in form and substance acceptable to Agent); it being agreed that if such new Subsidiary is formed by a Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary. In the event one or more Subsidiaries that were previously Excluded Subsidiaries no longer qualify as an Excluded Subsidiary, such Subsidiaries shall be subject to the requirements of the immediately preceding sentence.

7.14 Regulatory and Product Notices. The Borrower, on behalf of the Loan Parties, shall promptly (but in any event within ten (10) Business Days) after the receipt or occurrence thereof notify Agent of:

(a) any written notice that the FDA (or international equivalent) is limiting, suspending or revoking any Registration (including, but not limited to, by the issuance of a clinical hold),

(b) any written notice from a Governmental Authority that a Loan Party or its Subsidiaries has become subject to any regulatory action,

(c) any written notice from the FDA indicating the exclusion or debarment from any governmental healthcare program or debarment or disqualification by FDA (or international equivalent) of any Loan Party or its Subsidiaries,

(d) any written notice from a Governmental Authority that a Loan Party or any Subsidiary, or any of their licensees or sublicensees (including licensees or sublicensees under any Material Agreement), is being investigated or is the subject of any allegation of potential or actual violations of any FDA Laws,

(e) any written notice from a Governmental Authority that any Borrower Product has been seized, withdrawn, recalled, detained, or subject to a suspension of manufacturing, or the commencement of any proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, or seizure of any Borrower Product are pending or threatened in writing against Borrower or its Subsidiaries, or

(f) any written notice from the FDA narrowing or otherwise limiting the scope of marketing authorization or the labeling of the products of any Loan Party and its Subsidiaries under any Registration;

except, in each case of (a) through (f) above, where such action would not reasonably be expected to have, either individually or in the aggregate, any Material Regulatory Liabilities.

7.15 Notification of Event of Default. Borrower shall notify Agent promptly (but in any event within two (2) Business Days after the occurrence) of the occurrence of any Event of Default.

7.16 SBA. One or more affiliates of Agent have received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated regulations, as amended (collectively, the “SBIC Act”). Portions of the Loan to Borrower may be made by a Lender that is a SBIC. Addendum 3 to this Agreement outlines various responsibilities of Agent, each Lender and Borrower associated with a loan made by a SBIC, and such Addendum 3 is hereby incorporated in this Agreement. Borrower shall immediately notify Agent of any failure to comply with its obligations under Addendum 3 upon acquiring knowledge thereof.

7.17 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.

7.18 MSC Investment Conditions. At any time that the MSC Subsidiary has any assets or liabilities, Borrower shall satisfy the MSC Investment Conditions at all times.

7.19 Material Agreement. Borrower shall give prompt (and in any event within ten (10) Business Days) written notice to Agent of entering into a Material Agreement or materially amending or terminating a Material Agreement; provided that to the extent disclosure of any such Material Agreement, material amendment or termination is included in materials otherwise filed with the SEC, such notice shall be deemed to have been delivered on the date on which Borrower makes such disclosure publicly available.

7.20 Compliance with Laws.

(a) Borrower (i) shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and (ii) shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business. Borrower shall not become an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the 1940 Act, or a company controlled by an “investment company” under the 1940 Act, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation X, T and U of the Federal Reserve Board of Governors).

(b) Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any controlled Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any controlled Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti‑Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti‑Terrorism Law.

(c) Borrower has implemented and shall maintain in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(d) None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

7.21 Financial Covenant.

(a) Minimum Cash. Beginning on the Initial Minimum Cash Test Date and at all times thereafter, Borrower shall maintain Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, multiplied by (i) prior to Borrower’s achievement of either the Approval Milestone I or the Approval Milestone II, sixty percent (60%), and (ii) from and after Borrower’s achievement of either the Approval Milestone I or the Approval Milestone II (the “Initial Cash Stepdown”), [**] percent ([**]%) (as applicable, the “Minimum Cash Coverage Percentage”); provided, that, upon Borrower’s achievement of the Initial Cash Stepdown and the Commercial Milestone, the Minimum Cash Coverage Percentage shall be reduced to [**] percent ([**]%); provided further that, if Borrower has not achieved either Data Milestone I or Data Milestone II on or before [**], then beginning on [**] the Minimum Cash Coverage Percentage shall be increased to [**] percent ([**]%) until such time as Borrower achieves either Approval Milestone I or the Approval Milestone II, at which time it shall be decreased to [**] percent ([**]%) and further decreased to [**] percent ([**]%) upon Borrower’s achievement of the Initial Cash Stepdown and the Commercial Milestone. Notwithstanding the foregoing, this Section 7.21(a) shall not be required to be complied with at any time in which Company’s Market Capitalization for such day is greater than One Billion Six Hundred Fifty Million Dollars ($1,650,000,000).

If any Loan Party makes a cash payment in respect of Permitted Convertible Debt utilizing the Redemption Conditions, Borrower shall, at all times thereafter, maintain Qualified Cash in an amount equal to no less than [**] percent ([**]%) of the Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Term Loan Advances were prepaid at the time of measurement).

(b) Minimum Revenue. Beginning on the Initial Minimum Revenue Test Date and tested monthly thereafter, Borrower shall generate Net Product Revenue, measured on a trailing six (6) month basis, of at least [**] percent ([**]%) of the Net Product Revenue included in the Board Approved Forecast for the trailing six (6) month period ending on the last day of such month. Notwithstanding the foregoing, this Section 7.21(b) shall not be required to be complied with for any particular month to the extent that for each day during such month, either (i) Borrower maintains Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, or (ii) (x) Company’s Market Capitalization for such day is greater than One Billion Six Hundred Fifty Million Dollars ($1,650,000,000), and (y) Borrower maintains Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Secured Obligations, multiplied by fifty percent (50%).

7.22 Intellectual Property. Each Borrower shall (i) use commercially reasonable efforts protect, defend and maintain the validity and enforceability of Current Company IP, except in connection with transactions permitted by clause (ix) of Permitted Transfers and (ii) not allow any Intellectual Property material to Borrowers’ business to be abandoned (other than in the normal course of prosecution whereby, for example, an application is abandoned in favor of a continuation or divisional application), forfeited or dedicated to the public without Agent’s written consent, except in connection with transactions permitted by clause (ix) of Permitted Transfers. If a Borrower (a) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (b) applies for any Patent or the registration of any Trademark, then such Borrower shall concurrently with the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter, provide written notice thereof to Agent and shall execute such intellectual property security agreements (unless such application for Patent is a continuing or divisional application of preexisting Current Company IP) and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property; provided that, for the avoidance of doubt, (a) and (b) shall not require Borrower to record intellectual security agreements with government offices, such as the USPTO, for Patents and Trademarks but rather Agent’s responsibility to record after Borrower execution (if any). If a Borrower decides to register any Copyrights or mask works in the United States Copyright Office, such Borrower shall: (x) provide Agent written notice concurrently with the delivery of each Compliance Certificate delivered for the last month of a fiscal quarter of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto) and (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United

States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office.

7.23 Transactions with Affiliates. Except as otherwise described on Schedule 7.23, Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary, other than transactions (a) among Loan Parties, (b) on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary, (c) to the extent approved by Borrower’s board of directors or a duly authorized committee thereof or a duly authorized officer of Borrower, the payment of reasonable fees to directors of Borrower who are not employees of Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, and severance, separation and consulting agreements or arrangements entered into with, directors, officers or employees of Borrower or its Subsidiaries in the ordinary course of business, (d) the sale and issuance of Borrower’s Qualified Equity Interests to Affiliates in a transaction not resulting in a Change in Control, and (e) intercompany transactions expressly permitted by Section 7.

7.24 Permitted Convertible Debt Financing Payments.

(a) Make or permit any payment on Permitted Convertible Debt Financing except (i) interest payments in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing, (ii) Borrower’s delivery of conversion consideration in connection with the conversion by holders of any Permitted Convertible Debt Financing in accordance with the terms of the indenture governing such Permitted Convertible Debt Financing or the delivery of Common Stock and Cash in lieu of fractional shares of Common Stock to induce the conversion of Permitted Convertible Debt Financing; provided that the conversion consideration (or inducement consideration) paid to such holders is limited to (A) Common Stock and (B) Cash in lieu of fractional shares of Common Stock, (iii) payments in connection with redemptions or repurchases permitted by Section 7.24(b), or (iv) any other payments if, before and after giving effect to such payments, the Redemption Conditions are satisfied.

(b) Redeem, repurchase or exchange any Permitted Convertible Debt Financing, except (i) the redemption or repurchase of Permitted Convertible Debt Financing in exchange for Common Stock and Cash in lieu of fractional shares of Common Stock; provided that the repurchase consideration paid to the holders of Permitted Convertible Debt Financing is limited to (A) Common Stock, (B) Cash in lieu of fractional shares of Common Stock, (ii) redemptions or repurchases with Cash if, before and after giving effect to such payments, the Redemption Conditions are satisfied, (iii) exchanges for a different series of Permitted Convertible Debt Financing, (iv) redemptions or repurchases with Cash in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of Common Stock and/or Permitted Convertible Debt Financing (or a permitted refinancing thereof) plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the convertible notes issued in a Permitted Convertible Debt Financing that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and

Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt Financing that are so repurchased, exchanged or converted.

(c) In no event shall the foregoing permit Borrower to pay holders of Permitted Convertible Debt Financing any Cash (other than cash in lieu of fractional shares) in connection with mandatory repurchase rights granted to such holders upon the occurrence of a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term, unless, before and after giving effect to such payments, the Redemption Conditions are satisfied.

(d) Notwithstanding anything to the contrary set forth in this Section 7.24, and for the avoidance of doubt: (i) Borrower may make any required payment of premium to a counterparty thereunder due in connection with entering into any Permitted Bond Hedge Transaction; (ii) Borrower may make any payment in connection with any Permitted Warrant Transaction by (1) delivery of shares of Borrower’s Common Stock (together with cash in lieu of fractional shares) upon net share settlement thereof, (2) set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in Borrower’s Common Stock and (3) solely to the extent Borrower does not have the option of satisfying such payment obligations through the delivery of shares of Borrower’s Common Stock or is otherwise required to satisfy such payment obligations in Cash, set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in cash (it being understood and agreed that any payment made in Cash in connection with Permitted Warrant Transactions by set-off, netting and/or payment of an early termination payment or similar payment thereunder, in each case, after using commercially reasonable efforts to satisfy such obligation (or the portion thereof remaining after giving effect to any netting or set-off against termination or similar payments under an applicable Permitted Bond Hedge Transaction) by delivery of shares of Borrower’s Common Stock shall be deemed to be a payment obligation required to be satisfied in Cash); and (iii) Borrower may acquire shares or other Equity Interests or cash or a combination thereof under the terms of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction.

Each of the payments permitted by the foregoing Section 7.24(a) – (d) shall be referred to herein as “Permitted Convertible Debt Financing Payments”).

7.25 Thermo Fisher Installment Payments. Notwithstanding anything to the contrary in this Agreement, Borrower may make the Thermo Fisher Installment Payments pursuant to any Thermo Fisher Agreement so long as (a) no Default or Event of Default has occurred and is continuing and (b) to the extent the Thermo Fisher Installment Payments constitute Indebtedness, such amounts are unsecured.

SECTION 8. RIGHT TO invest

8.1 Borrower shall provide (or in the case of a Subsequent Financing that is a registered offering, Borrower shall use its commercially reasonable efforts to request the managing underwriter(s) of such Subsequent Financing to provide) the Lenders or their permitted assignees or nominees, designated as such in writing to Borrower, the opportunity, in their discretion, to participate in any Subsequent Financing in an aggregate amount of up to the Five Million Dollars ($5,000,000) on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing, subject to compliance with all applicable securities laws and regulations. For the avoidance of doubt, in the event of a registered offering, to the extent Borrower has used its commercially reasonable efforts as set forth above and the managing underwriter(s) of a Subsequent Financing refuse to allocate securities to Lenders in accordance with the aforementioned request (“Underwriter Refusal”), Borrower shall have no further obligations or liability under this Section

8.1 with respect to such Subsequent Financing. If the Lenders (or their permitted assignees or nominees) elect to participate in any Subsequent Financing, the Lenders (or their permitted assignees or nominees, as applicable) participating in such Subsequent Financing agree to become a party to the agreements executed by the other investors participating in such Subsequent Financing, including with respect to obligations of confidentiality or as may otherwise be required by the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. Borrower, or an investment bank or underwriter engaged on Borrower’s behalf, shall provide the Lenders or their permitted assignees or nominees at least one (1) Business Day’s notice of any planned Subsequent Financing. This Section 8.1, and all rights and obligations provided for hereunder, shall terminate upon the earliest to occur of (a) termination of this Agreement, (b) such time that the Lenders or their assignees or nominees, have purchased Borrower’s Equity Interests in an aggregate amount of at least Five Million Dollars ($5,000,000) in one or more Subsequent Financings and (c) Borrower extending (or causing to be extended) two (2) such offers to permit the Lenders or their permitted assignees or nominees the opportunity to participate in Subsequent Financings; provided that any Subsequent Financing resulting in an Underwriter Refusal shall not be included for purposes of achieving two (2) such offers.

SECTION 9. EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an “Event of Default”:

9.1 Payments. A Loan Party fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or

9.2 Covenants. A Loan Party breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lenders, and (a) with respect to a Default under any covenant under this Agreement (other than under Sections 4.5, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.21, 7.22, 7.24 and 7.25), any other Loan Document, or any other agreement among Borrower, Agent and Lenders, such default continues for more than twenty (20) days after the earlier of the date on which (i) Agent or Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a Default under any of Sections 4.5, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.21, 7.22 7.24 and 7.25), the occurrence of such Default; or

9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; provided that the occurrence of the following, individually, shall not, in and of itself, constitute a “Material Adverse Effect” hereunder: (i) the failure to achieve any Milestone, (ii) adverse results or delays with respect to, or the failure to achieve, any clinical or non-clinical trial goals or objectives, (iii) the denial, delay or limitation or qualification of approval of the FDA or other regulatory agency with respect to any proposed drug or other Borrower Products, or (iv) any revisions to or termination of a strategic alliance, joint venture, co-promotion, co-commercialization or co-development agreements or license arrangement maintained by Borrower so long as the same does not affect the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents; or

9.4 Representations. Any representation or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or

9.5 Insolvency. (a) A Loan Party or any of its Subsidiaries fails to be solvent as described under Section 5.15 hereof; (b) a Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days (but no Advances shall be made while any of the conditions described in clause (a) exist or until any Insolvency Proceeding is dismissed); or

9.6 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least [**] Dollars ($[**]) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within twenty (20) days after the entry, assessment or issuance thereof, discharged, or after execution thereof, or stayed pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Advances shall be made prior to the discharge, or stay of such fine, penalty, judgment, order or decree); or

9.7 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of any Loan Party or any of its Subsidiaries, or (ii) a notice of lien or levy is filed against any of any Loan Party’s or any of its Subsidiaries’ assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within twenty (20) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any twenty (20) day cure period; or

(b) (i) any material portion of any Loan Party’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party from conducting all or any material part of its business

9.8 Other Obligations. The occurrence of any default in which the Loan Party is the defaulting party under (i) any agreement or obligation of a Loan Party involving any Indebtedness in excess of [**] Dollars ($[**]), or (ii) any Material Agreement to the extent such default results in a right by a third party or parties, whether or not exercised, to terminate such Material Agreement or accelerate payments in excess of [**] Dollars ($[**]) owed thereunder.

SECTION 10. REMEDIES

10.1 General. Upon the occurrence and during the continuation of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the outstanding Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act). Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to: (a) exercisable following the occurrence and during the continuance of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; (vi) receive, open and dispose of mail addressed to Borrower; (vii) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (viii) notify all account debtors to pay Agent directly. Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until Payment in Full. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until Payment in Full. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.

10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent, in an amount equal to the sum of all fees owing to Agent hereunder and under any other Loan Document;

Second, to Agent and Lenders in an amount sufficient to pay in full Agent’s and Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;

Third, to Lenders, ratably, in an amount equal to the sum of all accrued interest owing to Lenders on the Term Loan Advances hereunder;

Fourth, to Lenders, ratably, in an amount equal to the sum of the outstanding principal and premium, if any owing to Lenders from Borrower on the Term Loan Advances hereunder;

Fifth, to Lenders and Agent, ratably (in proportion to all remaining Secured Obligations owing to each), in an amount equal to the sum of all other outstanding and unpaid Secured Obligations (including principal, interest, and the default rate interest set forth in Section 2.4, if required under this Agreement), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final Payment in Full, to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.

10.4 Waivers. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.

10.5 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.

SECTION 11. MISCELLANEOUS

11.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

(a) If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, [**]
1 North B Street, Suite 2000
San Mateo, CA 94401
email: [**]
Telephone: 650-289-3060

(b) If to Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer, [**]
1 North B Street, Suite 2000
San Mateo, CA 94401
email: [**]
Telephone: 650-289-3060

(c) If to Borrower:

DYNE THERAPEUTICS, INC.
Attention: Erick Lucera, Chief Financial Officer
1560 Trapelo Road
Waltham, MA 02451
email: [**]

With a copy (which shall not constitute notice) to:

WilmerHale

1225 Seventeenth St., Suite 2600

Denver, CO 80202 USA

Attn: Nathan J. Moore

Email: Nathan.Moore@Wilmerhale.com

Telephone: (720) 598-3462

or to such other address as each party may designate for itself by like notice.

11.3 Entire Agreement; Amendments.

(a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated [**] and the Non-Disclosure Agreement).

(b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Loan Parties party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 4 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the applicable Loan Parties, Lenders, Agent and all future holders of the Loans.

11.4 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.5 No Waiver. The powers conferred upon Agent and Lenders by this Agreement are solely to protect their rights hereunder and under the other Loan Documents and their interest in the Collateral and shall not impose any duty upon Agent or Lenders to exercise any such powers. No omission or delay by Agent or Lenders at any time to enforce any right or remedy reserved to them, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lenders are entitled, nor shall it in any way affect the right of Agent or Lenders to enforce such provisions thereafter.

11.6 Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.9, 11.11, 11.14, 11.15, 11.17 and 11.18 shall survive the termination of this Agreement.

11.7 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). No Loan Party shall assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lenders may not assign, transfer, or endorse its rights hereunder and under the other Loan Documents without the prior written consent of Borrower (not to be unreasonably withheld, conditioned or delayed); provided that no such consent shall be required for any such assignment, transfer or endorsement (x) after the occurrence of an Event of Default that is continuing, or (y) to Agent or a Lender or Affiliate of any Lender or Agent, and all of such rights shall inure to the benefit of Agent’s and Lenders’ successors and assigns. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8 Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that (A) such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation, (B) each Lender agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Addendum 1 with respect to its participant(s), (C) no such participation shall release any Lender from any of its obligations under any Loan Document and (D) if no Event of Default has occurred and is continuing, no participant may be a direct competitor of Borrower (as reasonably determined by Agent).

11.9 Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lenders in the State of New York, and shall have been accepted by Agent and Lenders in the State of New York. Payment to Agent and Lenders by Borrower of the Secured Obligations is due in the State of New York. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.10 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of New York. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction of the United States District Court for the Southern District of New York; (b) waives any objection as to jurisdiction or venue in the United States District Court for the Southern District of New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

11.11 Mutual Waiver of Jury Trial

. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower or any Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

11.12 Professional Fees. Borrower promises to pay Agent’s and Lenders’ reasonable and documented out-of-pocket fees and expenses necessary to finalize the Loan Documents, including but not limited to reasonable and documented out-of-pocket attorneys’ fees, UCC searches, filing costs, and other related expenses. In addition, Borrower promises to pay any and all reasonable and documented out-of-pocket attorneys’ and other reasonable and documented out-of-pocket professionals’ fees (excluding costs of in-house counsel) and reasonable and documented out-of-pocket expenses incurred by Agent and Lenders after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.

11.13 Confidentiality. Agent and Lenders acknowledge that items of Collateral and information provided to Agent and Lenders by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lenders agree that any Confidential Information it may obtain in connection with the Loan Documents or in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, representatives and other professional advisors if Agent or Lenders in their sole discretion determine that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this Section or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information and in any case are not materially less restrictive than this Section; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than Borrower; (c) if required or appropriate in any report, statement or testimony required by law or order of any Governmental Authority to be submitted to any Governmental Authority having or claiming to have jurisdiction over Agent or Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or Lenders or demanded by any Governmental Authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after the occurrence and during the continuance of an Event of Default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or Lenders or any bona fide prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information which are not materially less restrictive than this Section; (h) to any investor or bona fide potential investor (and each of their respective Affiliates or clients) in Agent or Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information which are not materially less restrictive than this Section; (i) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (j) otherwise with the prior written consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement.

11.14 Assignment of Rights. Borrower acknowledges and understands that Agent or Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lenders shall relieve Borrower of any of its obligations hereunder. Lenders agree that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

11.15 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lenders in Cash.

11.16 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

11.17 No Third-Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lenders and the Loan Parties party thereto.

11.18 Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 4 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 4 attached hereto.

11.19 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no consent shall be required to disclose information (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange or the rules and regulations of the Securities and Exchange Commission (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.13.

11.20 Multiple Borrowers. Each Borrower hereby agrees to the terms and conditions set forth on Addendum 5 attached hereto.

11.21 Managerial Assistance. Borrower acknowledges that Hercules Capital, Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Hercules Capital, Inc. by contacting [**].

11.22 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Agent and Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:

DYNE THERAPEUTICS, INC.

Signature: /s/ Erick Lucera_____________

Print Name: Erick Lucera

Title: Chief Financial Officer and Treasurer

Accepted in San Mateo, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE

GROWTH FUND I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES VENTURE GROWTH CREDIT

OPPORTUNITIES FUND I L.P.

By: Hercules Venture Growth Credit Opportunities Fund GP I LLC, its General Partner

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature:/s/ Seth Meyer____________

Print Name: Seth Meyer

Title: Chief Financial Officer

Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs

Addendum 2: Delivery Instructions

Addendum 3: SBA Provisions

Addendum 4: Agent and Lender Terms

Addendum 5: Multiple Borrower Terms

Exhibit A: Advance Request
Attachment to Advance Request

Exhibit B: Name, Locations, and Other Information for Borrower

Exhibit C: Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit D: Borrower’s Deposit Accounts and Investment Accounts

Exhibit E: Compliance Certificate

Exhibit F: Joinder Agreement

Exhibit G: [Reserved.]

Exhibit H: ACH Debit Authorization Agreement

Exhibit I: [Reserved.]

Exhibit J-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit K: Certain Economic Terms

Schedule 1.1 Commitments

Schedule 1 Subsidiaries
Schedule 1A Existing Permitted Indebtedness
Schedule 1B Existing Permitted Investments

Schedule 1C Existing Permitted Liens
Schedule 5.3 Consents, Etc.
Schedule 5.8 Tax Matters
Schedule 5.9 Intellectual Property Claims
Schedule 5.10 Intellectual Property
Schedule 5.11 Borrower Products

Schedule 5.13 Employee Loans
Schedule 5.14 Capitalization

Schedule 7.23 Affiliate Transactions

ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

TAXES; INCREASED COSTS

1. Defined Terms. For purposes of this Addendum 1:

a. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

b. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA.

c. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

d. “Foreign Lender” means a Lender that is not a U.S. Person.

e. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

f. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

g. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

h. “Recipient” means Agent or any Lender, as applicable.

i. “Withholding Agent” means Borrower and Agent.

2. Payments Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

3. Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.

4. Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate describing the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, Borrower agrees to pay, and to hold Agent and any Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar Taxes (excluding Taxes imposed on or measured by the net income of Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.

5. Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of

Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to Lenders from any other source against any amount due to Agent under this Section 5.

6. Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to the provisions of this Addendum 1, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

7. Status of Lenders.

a. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

b. Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,

i. any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

ii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

A. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

B. executed copies of IRS Form W-8ECI;

C. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

D. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

iii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

iv. if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

c. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.

8. Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

9. Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan Advance or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.

10. Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

ADDENDUM 2 to LOAN AND SECURITY AGREEMENT

Delivery Instructions

The Compliance Certificate shall be uploaded and executed via Lumonic2. All other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be submitted via Lumonic.

The Compliance Certificate and other financial reports required to be furnished to Agent pursuant to Section 7.1 may be sent to [**] with a copy to [**], should access to Lumonic be temporarily unavailable.

2 All references to Lumonic shall be interpreted as the Portfolio Management Software currently in use by Agent. Lumonic can be reached at the following URL: https://lumonic.com/

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT

SBIC

(a) Borrower’s Business. For purposes of this Addendum 3, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103. Borrower (i) represents and warrants to Agent and Lenders, with respect to subsection 1 below, as of the initial SBA Funding Date, and (ii) represents and warrants to Agent and Lenders, as of each SBA Funding Date and covenants to Agent and Lenders for a period of one year after each SBA Funding Date or for such longer period as set forth below with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows:

1. Size Status. Borrower’s primary NAICS code is 541714 and has less than 250 employees in the aggregate (as determined in accordance with Title 13 Code of Federal Regulations Section 121.106);

2. No Relender. Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair;

3. No Passive Business. Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties). Borrower’s employees are carrying on the majority of day to day operations. Borrower will not pass through substantially all of the proceeds of the Loan to another entity;

4. No Real Estate Business. Borrower is not classified under North American Industry Classification System (NAICS) codes 531110 (lessors of residential buildings and dwellings), 531120 (lessors of nonresidential buildings except miniwarehouses), 531190 (lessors of other real estate property), 237210 (land subdivision), or 236117 (new housing for-sale builders). Borrower is not classified under NAICS codes 236118 (residential remodelers), 236210 (industrial building construction), or 236220 (commercial and institutional building construction), if Borrower is primarily engaged in construction or renovation of properties on its own account rather than as a hired contractor. Borrower is not classified under NAICS codes 531210 (offices of real estate agents and brokers), 531311 (residential property managers), 531312 (nonresidential property managers), 531320 (offices of real estate appraisers), or 531390 (other activities related to real estate), unless it derives at least 80 percent of its revenue from non-Affiliate sources. The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes.

5. No Project Finance. Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business’s financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells). The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).

6. No Farm Land Purchases. Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned.

7. No Foreign Investment. The proceeds of the Loan will not be used substantially for a foreign operation, passed through to a foreign business or used to acquire a foreign business. Borrower will not have, on or within one year after each SBA Funding Date and each other Loan provided by a Lender that is an SBIC more than 49 percent of its employees or tangible assets located outside the United States of America.

(b) Small Business Administration Documentation. Agent and Lenders acknowledge that Borrower completed, executed and delivered to Agent prior to each SBA Funding Date SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Agent regarding its intended use of proceeds from the sale of securities to Lenders (the “Use of Proceeds Statement”). Borrower represents and warrants to Agent and Lenders that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of each SBA Funding Date is accurate and complete.

(c) Inspection. The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents. Subject to the preceding sentence, Borrower will permit, for so long as Lenders hold any debt or equity securities of Borrower, Agent, Lenders or their representative, at Agent’s or Lenders’ expense, and examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Agent or Lenders or the SBA.

(d) Annual Assessment. Upon request of Agent or Lender, promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Agent or Lenders, Borrower will deliver to Agent a written assessment of the economic impact of Lenders’ investment in Borrower, specifying the full-time equivalent net jobs created and total jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of Borrower’s business and on taxes paid by Borrower and its employees, and such other information as may be required regarding Borrower in connection with the filing of Lenders’ SBA Form 468. Lenders will assist Borrower with preparing such assessment. In addition to any other rights granted hereunder, Borrower will grant Agent and Lenders and the SBA access to Borrower’s books and records for the purpose of verifying the use

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of such proceeds. Borrower also will furnish or cause to be furnished to Agent and Lenders such other information regarding the business, affairs and condition of Borrower as Agent or Lenders may from time to time reasonably request, and such information shall be certified by the President, Chief Executive Officer or Chief Financial Officer of Borrower to the extent requested by Agent or Lender for compliance with the SBIC Act.

(e) Use of Proceeds. Borrower will use the proceeds from the Loan only for purposes set forth in Section 7.17. Borrower will deliver to Agent from time to time promptly following Agent’s request, a written report, certified as correct by Borrower’s Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed. Borrower will supply to Agent such additional information and documents as Agent reasonably requests with respect to its use of proceeds and will permit Agent and Lenders and the SBA to have access to any and all Borrower records and information and personnel as Agent deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in Section 7.17.

(f) Activities and Proceeds. Neither Borrower nor any of its affiliates (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720. Borrower shall not, nor shall it cause or permit any of its subsidiaries to, without obtaining the prior written approval of Agent, change Borrower’s or any such subsidiary’s business activities from that conducted on the date hereof to a business activity from which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act. Borrower agrees that any such change in its or any such subsidiary’s business activities without such prior written consent of Agent shall constitute a material breach of the obligations of Borrower under this Addendum 3.

(g) Compliance and Resolution. Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Agent or Lenders believes that there is a substantial risk of such assertion) that Agent, Lenders and their affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lenders by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements among Borrower, Agent and Lenders. In the event of (i) a failure to comply with Borrower’s obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Agent or Lenders believe that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Agent, Lenders and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Agent, Lenders, and any governmental regulatory agency, and (ii) upon request of Lenders or Agent, Borrower will cooperate and assist with any assignment of the financing agreements among Hercules Capital IV, L.P. and Hercules SBIC V, L.P., as applicable, and Hercules Capital, Inc.

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ADDENDUM 4 to LOAN AND SECURITY AGREEMENT

Agent and Lender Terms

(a) Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and irrevocably authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, as to the use of the proceeds of the Term Loan Advances, the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. Agent shall not be responsible for insuring the Collateral or for the payment of any Taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officer of Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default.

(b) Neither Agent nor any of its officers, directors, employees, attorneys, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise (a) would subject Agent to a Tax in a jurisdiction where it is not then subject to a Tax or (b) would require Agent to qualify to do business in any jurisdiction where it is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity. With respect to its participation in the Loan Agreement hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though it were not performing the duties and functions delegated to it hereunder and the term “Lender” or

“Lenders” or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity.

(c) Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

(d) Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 4, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

(e) To the extent not reimbursed either by Borrower or from the application of Collateral proceeds pursuant to Section 10.2, a Lender (the “Indemnified Lender”) shall be indemnified by the other Lenders (an “Indemnifying Lender”), on a several basis in proportion to each Lender’s pro rata portion of the Term Commitment, and each Indemnifying Lender agrees to reimburse the Indemnified Lender for the Indemnifying Lender’s pro rata share of the following items (an “Indemnified Payment”):

(i) all reasonable out-of-pocket costs and expenses of the Indemnified Lender incurred by the Indemnified Lender in connection with the discharge of its activities under this Agreement or the Loan Agreement, including reasonable legal expenses and attorneys’ fees; provided, that the Indemnified Lender shall consult with the other Lender regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be “Claims” hereunder notwithstanding any disagreement by the other Lender as to their incurrence; and

from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by or asserted against the Indemnified Lender in any way relating to or arising out of this Agreement, or any action taken or omitted by the Indemnified Lender hereunder; provided, however, that the Indemnified Lender shall not be reimbursed or indemnified for an Indemnified Payment, except to the extent that the Indemnified Lender paid more than its ratable share of such payment. All Indemnified Payments as set forth in this clause (e) to an Indemnified Lender are intended to be paid ratably by the other Lender.

(f) [Reserved.]

(g) [Reserved.].

(h) Agent in Its Individual Capacity. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

(i) Exculpatory Provisions. Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent shall not:

(i) be subject to any fiduciary, advisory or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing;

(ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lenders, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

(iii) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

(j) In connection with any exercise of Enforcement Actions hereunder, neither any Agent nor any Lender or any of its partners, or any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.

(k) Each Lender and Agent may execute any of its powers and perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Each Lender and Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. No Lender or Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct.

(l) Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Term Loan Advances pursuant to the Loan Agreement and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Agent nor any Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of all Lenders or to provide the other Lenders with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

ADDENDUM 5 to LOAN AND SECURITY AGREEMENT

Multiple Borrower Terms

(a) Borrower’s Agent. Each Borrower hereby irrevocably appoints Company as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent or any Lender. Agent may rely, and shall be fully protected in relying, on any request for the Term Loan Advances, disbursement instruction, report, information or any other notice or communication made or given by Company, whether in its own name or on behalf of one or more of the other Borrowers, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Borrowers’ obligations hereunder be affected thereby.

(b) Waivers. Each Borrower hereby waives: (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to any other Borrower, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Borrower or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of any other Borrower or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until Payment in Full, nothing shall discharge or satisfy the liability of any Borrower hereunder except Payment in Full. If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Borrower), then and in any such event, each Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Borrower shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Borrower hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower or other person, and including (but not limited to) any of the foregoing rights which any Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

(c) Consents. Each Borrower hereby consents and agrees that, without notice (except any notices expressly required by the Loan Documents) to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion: (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Borrower or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Borrowers or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (v) apply any sums received from any other Borrower, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable. Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Secured Obligations. Each Borrower further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.

(d) Independent Liability. Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against such Borrower, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by Agent. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Borrower is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto. Each Borrower represents and warrants that it is in a position to obtain, and each Borrower hereby assumes full responsibility for obtaining, any additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting

Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter.

(e) Subordination. All Indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Secured Obligations and Borrower holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.

EXHIBIT K

CERTAIN ECONOMIC TERMS

“Amortization Date”

If neither the First Interest Only Extension Conditions nor the Second Interest Only Extension Conditions are satisfied: July 1, 2028.

If the First Interest Only Extension Conditions are satisfied: July 1, 2029.

If the Second Interest Only Extension Conditions are satisfied: the Term Loan Maturity Date.

“Approval Milestone I” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that [**].

“Approval Milestone II” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that [**].

“At-the-Market Offering”

Means sales by Borrower of shares of its capital stock that are (i) offered on a delayed or continuous basis under Rule 415 promulgated under the Act pursuant to an effective registration statement on Form S-3 under the Act, and (ii) sold from time to time at prevailing market prices through a designated broker-dealer pursuant to a written agreement between Borrower and such broker-dealer

“Commercial Milestone” Satisfaction of each of the following events:

(a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has generated Net Product Revenue, measured on a trailing three (3) month basis, of at least [**] Dollars ($[**]) for any measuring period ending by or before March 31, 2028.

“Data Milestone I” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has [**].

“Data Milestone II” Satisfaction of each of the following events:

 (a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has [**].

“Due Diligence Fee”	[**] Dollars ($[**])
“End of Term Charge”	(x) Five and one-half percent (5.50%) (“End of Term Charge Percentage”), multiplied by the aggregate original principal amount of such Term Loan Advances made hereunder Minus (y) the aggregate amount of payments made pursuant to Section 2.6(a)
“Financing Milestone” Satisfaction of each of the following events:

(a) no Event of Default shall have occurred and be continuing; and

(b) Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has raised an aggregate amount of at least Three Hundred Fifty Million Dollars ($350,000,000) in Qualified Equity Issuance Net Proceeds between June 4, 2025 and December 15, 2026.

“First Interest Only Extension Conditions” Satisfaction of each of the following events:

(a) no Default or Event of Default shall have occurred and be continuing; and

(b) Agent’s receipt of evidence prior to July 1, 2028, in form and substance reasonably satisfactory to Agent, that the Tranche 2 Milestone has been achieved.

“Initial Facility Charge”	One Million Dollars ($1,000,000).
“Initial Minimum Cash Test Date”

April 1, 2026; provided, that the Initial Minimum Cash Test Date shall be extended to January 1, 2027 if Borrower shall have delivered evidence satisfactory to Agent (including supporting documents as reasonably requested by Agent) that Borrower has raised an aggregate amount of at least Three Hundred Fifty Million Dollars ($350,000,000) in Qualified Equity Issuance Net Proceeds between June 4, 2025 and December 15, 2026.

“Initial Minimum Revenue Test Date”	The date on or after the Initial Revenue Trigger Date on which the amount of the advanced Term Loan Advances is first greater than One Hundred Million Dollars ($100,000,000).
“Initial Revenue Trigger Date”

The date that reporting is due pursuant to Section 7.1(a) or (b) for the first calendar month or quarter, as applicable, which is nine (9) months after the earliest date that Borrower achieves either the Approval Milestone I or the Approval Milestone II.

“Maximum Term Loan Amount”	Two Hundred Seventy-Five Million Dollars ($275,000,000).
“Minimum Advance Amount”	[**] Dollars ($[**]).
“Prepayment Charge”

(a) The outstanding principal amount of each Advance amount being prepaid,

multiplied by

(b)

 (i) two percent (2.00%), if the principal amount of such Advance amounts are prepaid on or prior to the date which is twelve (12) months following the Closing Date;

(ii) one and one-half percent (1.50%), if the principal amount of such Advance amounts are prepaid after the date which is twelve (12) months following the Closing Date but on or prior to the date which is twenty-four (24) months following the Closing Date; and

(iii) three-quarters of one percent (0.75%), if after the date which is twenty-four (24) months following the Closing Date through the day before the Term Loan Maturity Date.

“Prime Rate”	The greater of (a) the “prime rate” as reported in The Wall Street Journal or any successor publication thereto and (b) seven and one-half percent (7.50%).
“Second Interest Only Extension Conditions” Satisfaction of each of the following events:

(a) no Default or Event of Default shall have occurred and be continuing;

(b) the First Interest Only Extension Conditions shall have been achieved; and

(c) Agent’s receipt of evidence prior to July 1, 2029, in form and substance reasonably satisfactory to Agent, that the Tranche 3 Milestone has been achieved.

“Subsequent Financing”

The closing of any broadly marketed equity offering of Borrower (other than sales effected pursuant to any At-the-Market Offering) which becomes effective after the Closing Date and that Borrower reasonably expects to result in aggregate gross proceeds to Borrower of at least Fifty Million Dollars ($50,000,000).

“Subsequent Tranche Facility Charge”	[**] percent ([**]%) of any Advance (other than a Tranche 1 Advance).
“Term Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment”, “Tranche 2 Commitment”, “Tranche 3 Commitment”, “Tranche 4 Commitment” or “Tranche 5 Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1.

“Term Loan Interest Rate”	A per annum rate of interest equal to the Prime Rate plus two and forty-five hundredths percent (2.45%)
“Term Loan Maturity Date”	July 1, 2030.
“Tranche 1 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Milestone”	Borrower’s achievement of at least two (2) of the following: (i) the Data Milestone I, (ii) the Data Milestone II, (iii) the Approval Milestone I, and (iv) the Financing Milestone.

“Tranche 3 Commitment”

The obligation, if any, of any Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 3 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 3 Commitment Period”

The period beginning on the first date on which Borrower (i) achieves the Tranche 3 Milestone and (ii) draws the entire amount of the Tranche 2 Commitment, and continuing through the earlier to occur of (a) [**], and (b) the date that is ninety (90) days after the first date on which Borrower shall have achieved the Tranche 3 Milestone.

“Tranche 3 Milestone”	Borrower’s achievement of (a) the Financing Milestone, and (b) at least two (2) of the following: (i) the Data Milestone II, (ii) the Approval Milestone I, and (iii) the Approval Milestone II.
“Tranche 4 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 4 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 4 Commitment Period”

The period beginning on the first date on which Borrower (i) achieves the Tranche 4 Milestone and (ii) either draws the entire amount of the Tranche 3 Commitment or the Tranche 3 Commitment Period expires, and continuing through the earlier to occur of (a) [**], and (b) the date that is ninety (90) days after the first date on which Borrower shall have achieved the Tranche 4 Milestone.

“Tranche 4 Milestone”	Borrower’s achievement of the Tranche 3 Milestone and the Commercial Milestone.
“Tranche 5 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 5 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 5 Commitment Period”	The period beginning on the Closing Date and continuing until the Amortization Date.

SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT	TRANCHE 3 COMMITMENT	TRANCHE 4 COMMITMENT	TRANCHE 5 COMMITMENT*
Hercules Capital, Inc.	[**]	[**]	[**]	[**]	[**]
Hercules Private Credit Fund 1 L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Private Global Venture Growth Fund I L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Venture Growth Credit Opportunities Fund I L.P.	[**]	[**]	[**]	[**]	[**]
Hercules Capital IV, L.P.	[**]	[**]	[**]	[**]	[**]
Hercules SBIC V, L.P.	[**]	[**]	[**]	[**]	[**]
TOTAL COMMITMENTS	$100,000,000	[**]	[**]	[**]	$50,000,000*

[**]